UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Dynamic Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2021 - March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2022

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® 2x STRATEGY FUND	10
INVERSE S&P 500® 2x STRATEGY FUND	23
NASDAQ-100® 2x STRATEGY FUND	31
INVERSE NASDAQ-100® 2x STRATEGY FUND	40
DOW 2x STRATEGY FUND	48
INVERSE DOW 2x STRATEGY FUND	56
RUSSELL 2000® 2x STRATEGY FUND	64
INVERSE RUSSELL 2000® 2x STRATEGY FUND	91
NOTES TO FINANCIAL STATEMENTS	99
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	116
OTHER INFORMATION	117
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	119
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	125

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2022

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the 12 months ended March 31, 2022, the Standard & Poor’s 500® (“S&P 500® ”) Index returned 15.65%, with gains faltering over the last few months amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”).

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. One basis point is equal to 0.01%. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

For the 12-month period ended March 31, 2022, the S&P 500® Index* returned 15.65%, as noted above. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.16%. The return of the MSCI Emerging Markets Index* was -11.37%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.15% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -0.66%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.06% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2021 and ending March 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.75%	9.08%	$ 1,000.00	$ 1,090.80	$ 9.12
C-Class	2.50%	8.66%	1,000.00	1,086.60	13.01
H-Class	1.75%	9.08%	1,000.00	1,090.80	9.12
Inverse S&P 500® 2x Strategy Fund
A-Class	1.78%	(15.78%)	1,000.00	842.20	8.18
C-Class	2.50%	(16.10%)	1,000.00	839.00	11.46
H-Class	1.75%	(15.74%)	1,000.00	842.60	8.04
NASDAQ-100® 2x Strategy Fund
A-Class	1.79%	(1.76%)	1,000.00	982.40	8.85
C-Class	2.54%	(2.22%)	1,000.00	977.80	12.52
H-Class	1.79%	(1.76%)	1,000.00	982.40	8.85
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.79%	(12.75%)	1,000.00	872.50	8.36
C-Class	2.56%	(13.13%)	1,000.00	868.70	11.93
H-Class	1.82%	(12.69%)	1,000.00	873.10	8.50
Dow 2x Strategy Fund
A-Class	1.78%	4.64%	1,000.00	1,046.40	9.08
C-Class	2.53%	4.22%	1,000.00	1,042.20	12.88
H-Class	1.79%	4.63%	1,000.00	1,046.30	9.13
Inverse Dow 2x Strategy Fund
A-Class	1.78%	(10.27%)	1,000.00	897.30	8.42
C-Class	2.53%	(10.62%)	1,000.00	893.80	11.95
H-Class	1.79%	(10.30%)	1,000.00	897.00	8.47
Russell 2000® 2x Strategy Fund
A-Class	1.78%	(14.63%)	1,000.00	853.70	8.23
C-Class	2.53%	(14.96%)	1,000.00	850.40	11.67
H-Class	1.80%	(14.64%)	1,000.00	853.60	8.32
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.74%	1.71%	1,000.00	1,017.10	8.75
C-Class	2.49%	1.37%	1,000.00	1,013.70	12.50
H-Class	1.82%	1.54%	1,000.00	1,015.40	9.14

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.75%	5.00%	$ 1,000.00	$ 1,016.21	$ 8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
Inverse S&P 500® 2x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
NASDAQ-100® 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
C-Class	2.54%	5.00%	1,000.00	1,012.27	12.74
H-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
C-Class	2.56%	5.00%	1,000.00	1,012.17	12.84
H-Class	1.82%	5.00%	1,000.00	1,015.86	9.15
Dow 2x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
Inverse Dow 2x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
Russell 2000® 2x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.82%	5.00%	1,000.00	1,015.86	9.15

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2021 to March 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund H-Class returned 27.59%, while the S&P 500 Index returned 15.65% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Health Care, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Walt Disney Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.7%
Microsoft Corp.	4.8%
Amazon.com, Inc.	3.0%
Tesla, Inc.	1.9%
Alphabet, Inc. — Class A	1.8%
Alphabet, Inc. — Class C	1.6%
NVIDIA Corp.	1.4%
Berkshire Hathaway, Inc. — Class B	1.4%
Meta Platforms, Inc. — Class A	1.1%
UnitedHealth Group, Inc.	1.0%
Top Ten Total	23.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	27.59%	24.77%	23.97%
A-Class Shares with sales charge‡	21.53%	23.56%	23.37%
C-Class Shares	26.62%	23.83%	23.05%
C-Class Shares with CDSC§	25.62%	23.83%	23.05%
H-Class Shares	27.59%	24.76%	23.95%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 80.0%

Technology - 19.5%
Apple, Inc.	80,656	$14,083,344
Microsoft Corp.	39,003	12,025,015
NVIDIA Corp.	13,006	3,548,817
Broadcom, Inc.	2,148	1,352,553
Adobe, Inc.*	2,454	1,118,092
Accenture plc — Class A	3,288	1,108,812
salesforce.com, Inc.*	5,124	1,087,928
Intel Corp.	21,185	1,049,928
Advanced Micro Devices, Inc.*	8,505	929,937
QUALCOMM, Inc.	5,863	895,984
Texas Instruments, Inc.	4,804	881,438
Intuit, Inc.	1,473	708,277
Oracle Corp.	8,197	678,138
Applied Materials, Inc.	4,619	608,784
International Business Machines Corp.	4,666	606,673
ServiceNow, Inc.*	1,040	579,166
Micron Technology, Inc.	5,826	453,787
Analog Devices, Inc.	2,733	451,437
Lam Research Corp.	726	390,305
Activision Blizzard, Inc.	4,053	324,686
Fidelity National Information Services, Inc.	3,168	318,131
Fiserv, Inc.*	3,091	313,427
KLA Corp.	784	286,991
Synopsys, Inc.*	798	265,949
Roper Technologies, Inc.	549	259,254
NXP Semiconductor N.V.	1,383	255,966
Autodesk, Inc.*	1,144	245,216
Cognizant Technology Solutions Corp. — Class A	2,732	244,979
Fortinet, Inc.*	706	241,268
Cadence Design Systems, Inc.*	1,442	237,151
Paychex, Inc.	1,670	227,905
Microchip Technology, Inc.	2,893	217,380
MSCI, Inc. — Class A	423	212,718
HP, Inc.	5,632	204,442
Electronic Arts, Inc.	1,463	185,084
ANSYS, Inc.*	454	144,213
Cerner Corp.	1,531	143,240
Zebra Technologies Corp. — Class A*	276	114,181
Skyworks Solutions, Inc.	853	113,688
Hewlett Packard Enterprise Co.	6,729	112,442
Monolithic Power Systems, Inc.	225	109,278
Akamai Technologies, Inc.*	845	100,885
Teradyne, Inc.	848	100,259
NetApp, Inc.	1,156	95,948
Tyler Technologies, Inc.*	213	94,762
Broadridge Financial Solutions, Inc.	607	94,516
Seagate Technology Holdings plc	1,047	94,125
Take-Two Interactive Software, Inc.*	600	92,244
EPAM Systems, Inc.*	295	87,500
Paycom Software, Inc.*	250	86,595
Western Digital Corp.*	1,628	80,830
Leidos Holdings, Inc.	730	78,855
Jack Henry & Associates, Inc.	379	74,682
Qorvo, Inc.*	563	69,868
Citrix Systems, Inc.*	649	65,484
PTC, Inc.*	548	59,031
Ceridian HCM Holding, Inc.*	711	48,604
DXC Technology Co.*	1,272	41,505
IPG Photonics Corp.*	186	20,415
Total Technology		48,722,112

Consumer, Non-cyclical - 16.1%
UnitedHealth Group, Inc.	4,900	2,498,853
Johnson & Johnson	13,696	2,427,342
Procter & Gamble Co.	12,471	1,905,569
Pfizer, Inc.	29,201	1,511,736
AbbVie, Inc.	9,197	1,490,926
Coca-Cola Co.	20,225	1,253,950
Thermo Fisher Scientific, Inc.	2,050	1,210,833
PepsiCo, Inc.	7,197	1,204,634
Eli Lilly & Co.	4,130	1,182,708
Abbott Laboratories	9,200	1,088,912
Merck & Company, Inc.	13,141	1,078,219
Danaher Corp.	3,311	971,216
Bristol-Myers Squibb Co.	11,340	828,160
Medtronic plc	6,995	776,095
Philip Morris International, Inc.	8,063	757,438
S&P Global, Inc.	1,844	756,308
Amgen, Inc.	2,930	708,533
PayPal Holdings, Inc.*	6,061	700,955
CVS Health Corp.	6,828	691,062
Anthem, Inc.	1,262	619,920
Intuitive Surgical, Inc.*	1,861	561,426
Automatic Data Processing, Inc.	2,185	497,175
Altria Group, Inc.	9,485	495,591
Stryker Corp.	1,747	467,060
Zoetis, Inc.	2,461	464,120
Mondelez International, Inc. — Class A	7,223	453,460
Cigna Corp.	1,680	402,545
Becton Dickinson and Co.	1,481	393,946
Gilead Sciences, Inc.	6,525	387,911
Regeneron Pharmaceuticals, Inc.*	555	387,623
Edwards Lifesciences Corp.*	3,247	382,237
Vertex Pharmaceuticals, Inc.*	1,324	345,524
Colgate-Palmolive Co.	4,385	332,514
Estee Lauder Companies, Inc. — Class A	1,209	329,235
Boston Scientific Corp.*	7,413	328,322
Moderna, Inc.*	1,835	316,097
HCA Healthcare, Inc.	1,246	312,273
Humana, Inc.	669	291,129
Illumina, Inc.*	813	284,062
Moody’s Corp.	841	283,762
Archer-Daniels-Midland Co.	2,911	262,747
Dexcom, Inc.*	504	257,846
Centene Corp.*	3,036	255,601
IDEXX Laboratories, Inc.*	441	241,253
McKesson Corp.	779	238,475
IQVIA Holdings, Inc.*	994	229,823
Corteva, Inc.	3,782	217,389
Kimberly-Clark Corp.	1,752	215,776

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
Sysco Corp.	2,639	$215,474
General Mills, Inc.	3,138	212,506
Global Payments, Inc.	1,481	202,660
Baxter International, Inc.	2,605	201,992
Kroger Co.	3,481	199,705
Constellation Brands, Inc. — Class A	855	196,924
Cintas Corp.	458	194,829
ResMed, Inc.	760	184,308
Verisk Analytics, Inc. — Class A	838	179,860
Align Technology, Inc.*	382	166,552
Hershey Co.	756	163,772
Biogen, Inc.*	764	160,899
West Pharmaceutical Services, Inc.	385	158,123
Monster Beverage Corp.*	1,955	156,205
Equifax, Inc.	634	150,321
Kraft Heinz Co.	3,694	145,507
Zimmer Biomet Holdings, Inc.	1,087	139,027
Tyson Foods, Inc. — Class A	1,522	136,417
United Rentals, Inc.*	376	133,559
McCormick & Company, Inc.	1,299	129,640
Laboratory Corporation of America Holdings*	484	127,611
Gartner, Inc.*	428	127,313
STERIS plc	521	125,962
Church & Dwight Company, Inc.	1,259	125,120
AmerisourceBergen Corp. — Class A	783	121,138
PerkinElmer, Inc.	656	114,446
Cooper Companies, Inc.	256	106,903
FleetCor Technologies, Inc.*	422	105,103
Catalent, Inc.*	932	103,359
Molina Healthcare, Inc.*	304	101,411
Hologic, Inc.*	1,300	99,866
Waters Corp.*	318	98,704
Quanta Services, Inc.	741	97,523
Clorox Co.	640	88,979
Bio-Techne Corp.	204	88,340
Teleflex, Inc.	244	86,579
Kellogg Co.	1,331	85,836
Quest Diagnostics, Inc.	619	84,716
Conagra Brands, Inc.	2,495	83,757
Cardinal Health, Inc.	1,441	81,705
ABIOMED, Inc.*	237	78,504
Incyte Corp.*	979	77,752
J M Smucker Co.	564	76,371
Hormel Foods Corp.	1,467	75,609
Avery Dennison Corp.	430	74,807
Charles River Laboratories International, Inc.*	263	74,684
Viatris, Inc.	6,292	68,457
MarketAxess Holdings, Inc.	198	67,359
Robert Half International, Inc.	569	64,968
Brown-Forman Corp. — Class B	951	63,736
Bio-Rad Laboratories, Inc. — Class A*	112	63,082
Henry Schein, Inc.*	721	62,864
Dentsply Sirona, Inc.	1,137	55,963
Universal Health Services, Inc. — Class B	380	55,081
Molson Coors Beverage Co. — Class B	980	52,312
Nielsen Holdings plc	1,866	50,830
Campbell Soup Co.	1,052	46,888
Organon & Co.	1,319	46,073
Lamb Weston Holdings, Inc.	755	45,232
Rollins, Inc.	1,177	41,254
DaVita, Inc.*	320	36,195
Total Consumer, Non-cyclical		40,058,963

Financial - 11.9%
Berkshire Hathaway, Inc. — Class B*	9,528	3,362,527
JPMorgan Chase & Co.	15,375	2,095,920
Visa, Inc. — Class A	8,628	1,913,432
Mastercard, Inc. — Class A	4,490	1,604,636
Bank of America Corp.	36,982	1,524,398
Wells Fargo & Co.	20,216	979,667
Charles Schwab Corp.	7,821	659,388
Morgan Stanley	7,374	644,488
Prologis, Inc. REIT	3,849	621,536
American Express Co.	3,200	598,400
American Tower Corp. — Class A REIT	2,369	595,140
Goldman Sachs Group, Inc.	1,766	582,957
BlackRock, Inc. — Class A	741	566,250
Citigroup, Inc.	10,324	551,301
Chubb Ltd.	2,241	479,350
Marsh & McLennan Companies, Inc.	2,627	447,693
CME Group, Inc. — Class A	1,870	444,798
Crown Castle International Corp. REIT	2,249	415,165
PNC Financial Services Group, Inc.	2,185	403,023
Truist Financial Corp.	6,944	393,725
Intercontinental Exchange, Inc.	2,923	386,187
U.S. Bancorp	7,025	373,379
Aon plc — Class A	1,118	364,054
Equinix, Inc. REIT	468	347,078
Progressive Corp.	3,040	346,530
Public Storage REIT	793	309,492
Capital One Financial Corp.	2,153	282,667
American International Group, Inc.	4,320	271,167
MetLife, Inc.	3,650	256,522
Prudential Financial, Inc.	1,966	232,322
Travelers Companies, Inc.	1,255	229,326
Simon Property Group, Inc. REIT	1,709	224,836
Welltower, Inc. REIT	2,265	217,757
Digital Realty Trust, Inc. REIT	1,476	209,297
Realty Income Corp. REIT	2,943	203,950
Allstate Corp.	1,460	202,225
Aflac, Inc.	3,121	200,961
SBA Communications Corp. REIT	566	194,761
Bank of New York Mellon Corp.	3,849	191,026
Arthur J Gallagher & Co.	1,084	189,266
AvalonBay Communities, Inc. REIT	727	180,565
T. Rowe Price Group, Inc.	1,192	180,218
Ameriprise Financial, Inc.	576	173,007
SVB Financial Group*	306	171,192
State Street Corp.	1,904	165,876
Discover Financial Services	1,498	165,065
Equity Residential REIT	1,778	159,878

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
CBRE Group, Inc. — Class A*	1,741	$159,336
Fifth Third Bancorp	3,557	153,093
Alexandria Real Estate Equities, Inc. REIT	757	152,346
First Republic Bank	932	151,077
Willis Towers Watson plc	635	150,000
Weyerhaeuser Co. REIT	3,888	147,355
Extra Space Storage, Inc. REIT	696	143,098
Ventas, Inc. REIT	2,077	128,275
Northern Trust Corp.	1,081	125,882
Mid-America Apartment Communities, Inc. REIT	600	125,670
Hartford Financial Services Group, Inc.	1,742	125,093
Essex Property Trust, Inc. REIT	339	117,118
Duke Realty Corp. REIT	1,981	115,017
M&T Bank Corp.	669	113,395
Huntington Bancshares, Inc.	7,480	109,358
Regions Financial Corp.	4,901	109,096
Nasdaq, Inc.	609	108,524
KeyCorp	4,832	108,140
Raymond James Financial, Inc.	972	106,833
Cincinnati Financial Corp.	779	105,913
Citizens Financial Group, Inc.	2,217	100,497
Healthpeak Properties, Inc. REIT	2,806	96,330
Signature Bank	326	95,678
Boston Properties, Inc. REIT	739	95,183
Synchrony Financial	2,712	94,405
Principal Financial Group, Inc.	1,263	92,717
UDR, Inc. REIT	1,556	89,268
Brown & Brown, Inc.	1,220	88,169
Iron Mountain, Inc. REIT	1,506	83,447
Kimco Realty Corp. REIT	3,208	79,238
W R Berkley Corp.	1,091	72,616
Host Hotels & Resorts, Inc. REIT	3,715	72,182
Loews Corp.	1,020	66,116
Cboe Global Markets, Inc.	555	63,503
Everest Re Group Ltd.	205	61,783
Comerica, Inc.	679	61,402
Regency Centers Corp. REIT	802	57,215
Lincoln National Corp.	867	56,667
Assurant, Inc.	296	53,822
Zions Bancorp North America	789	51,727
Globe Life, Inc.	482	48,489
Federal Realty Investment Trust REIT	368	44,922
People’s United Financial, Inc.	2,226	44,498
Invesco Ltd.	1,776	40,955
Franklin Resources, Inc.	1,463	40,847
Vornado Realty Trust REIT	827	37,480
Total Financial		29,656,173

Communications - 11.5%
Amazon.com, Inc.*	2,277	7,422,906
Alphabet, Inc. — Class A*	1,564	4,350,032
Alphabet, Inc. — Class C*	1,445	4,035,871
Meta Platforms, Inc. — Class A*	12,013	2,671,211
Walt Disney Co.*	9,471	1,299,042
Cisco Systems, Inc.	21,942	1,223,486
Verizon Communications, Inc.	21,840	1,112,530
Comcast Corp. — Class A	23,535	1,101,909
AT&T, Inc.	37,151	877,878
Netflix, Inc.*	2,310	865,303
Booking Holdings, Inc.*	213	500,220
T-Mobile US, Inc.*	3,055	392,109
Charter Communications, Inc. — Class A*	620	338,222
Motorola Solutions, Inc.	878	212,652
eBay, Inc.	3,257	186,496
Arista Networks, Inc.*	1,166	162,051
Twitter, Inc.*	4,160	160,950
Match Group, Inc.*	1,473	160,174
Expedia Group, Inc.*	782	153,014
Corning, Inc.	3,886	143,432
CDW Corp.	706	126,296
Paramount Global — Class B	3,156	119,328
VeriSign, Inc.*	503	111,897
Omnicom Group, Inc.	1,087	92,264
FactSet Research Systems, Inc.	197	85,528
Etsy, Inc.*	660	82,025
NortonLifeLock, Inc.	3,027	80,276
Interpublic Group of Companies, Inc.	2,048	72,602
F5, Inc.*	316	66,028
Fox Corp. — Class A	1,643	64,816
Juniper Networks, Inc.	1,691	62,837
Lumen Technologies, Inc.	4,794	54,028
News Corp. — Class A	2,034	45,053
DISH Network Corp. — Class A*	1,299	41,113
Discovery, Inc. — Class C*	1,580	39,453
Fox Corp. — Class B	758	27,500
Discovery, Inc. — Class A*,1	882	21,980
News Corp. — Class B	630	14,188
Total Communications		28,576,700

Consumer, Cyclical - 7.8%
Tesla, Inc.*	4,355	4,692,948
Home Depot, Inc.	5,433	1,626,260
Costco Wholesale Corp.	2,307	1,328,486
Walmart, Inc.	7,360	1,096,051
McDonald’s Corp.	3,887	961,177
NIKE, Inc. — Class B	6,640	893,478
Lowe’s Companies, Inc.	3,505	708,676
Starbucks Corp.	5,984	544,365
Target Corp.	2,493	529,064
TJX Companies, Inc.	6,206	375,959
Ford Motor Co.	20,464	346,046
General Motors Co.*	7,559	330,631
Dollar General Corp.	1,205	268,269
Marriott International, Inc. — Class A*	1,423	250,092
O’Reilly Automotive, Inc.*	350	239,736
Chipotle Mexican Grill, Inc. — Class A*	146	230,976
Hilton Worldwide Holdings, Inc.*	1,449	219,871
AutoZone, Inc.*	107	218,770
Dollar Tree, Inc.*	1,169	187,215
Yum! Brands, Inc.	1,503	178,151
Fastenal Co.	2,994	177,843
Aptiv plc*	1,407	168,432
Walgreens Boots Alliance, Inc.	3,727	166,858

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
Ross Stores, Inc.	1,838	$166,266
PACCAR, Inc.	1,807	159,142
Cummins, Inc.	741	151,987
Southwest Airlines Co.*	3,082	141,156
Copart, Inc.*	1,111	139,397
Tractor Supply Co.	592	138,155
Delta Air Lines, Inc.*	3,330	131,768
DR Horton, Inc.	1,678	125,028
WW Grainger, Inc.	225	116,053
Ulta Beauty, Inc.*	282	112,298
Lennar Corp. — Class A	1,360	110,391
Best Buy Company, Inc.	1,126	102,353
Royal Caribbean Cruises Ltd.*	1,167	97,771
VF Corp.	1,679	95,468
Genuine Parts Co.	741	93,381
Darden Restaurants, Inc.	664	88,279
Pool Corp.	208	87,953
Caesars Entertainment, Inc.*	1,112	86,025
Carnival Corp.*	4,208	85,086
Live Nation Entertainment, Inc.*	702	82,583
MGM Resorts International	1,960	82,202
CarMax, Inc.*	841	81,140
United Airlines Holdings, Inc.*	1,684	78,070
Domino’s Pizza, Inc.	189	76,925
NVR, Inc.*	17	75,943
Las Vegas Sands Corp.*	1,788	69,500
Advance Auto Parts, Inc.	324	67,055
Bath & Body Works, Inc.	1,341	64,100
LKQ Corp.	1,395	63,347
American Airlines Group, Inc.*,1	3,370	61,502
Hasbro, Inc.	675	55,296
PulteGroup, Inc.	1,294	54,219
Whirlpool Corp.	307	53,043
Tapestry, Inc.	1,373	51,007
BorgWarner, Inc.	1,247	48,508
Norwegian Cruise Line Holdings Ltd.*,1	2,169	47,458
Wynn Resorts Ltd.*	547	43,618
Newell Brands, Inc.	1,969	42,156
Alaska Air Group, Inc.*	655	37,997
Penn National Gaming, Inc.*	864	36,651
PVH Corp.	364	27,886
Ralph Lauren Corp. — Class A	241	27,339
Under Armour, Inc. — Class C*	1,119	17,412
Under Armour, Inc. — Class A*	981	16,697
Total Consumer, Cyclical		19,328,965

Industrial - 6.1%
Union Pacific Corp.	3,313	905,145
United Parcel Service, Inc. — Class B	3,793	813,447
Raytheon Technologies Corp.	7,764	769,179
Honeywell International, Inc.	3,568	694,261
Caterpillar, Inc.	2,814	627,015
Deere & Co.	1,459	606,156
Lockheed Martin Corp.	1,261	556,605
Boeing Co.*	2,851	545,967
General Electric Co.	5,718	523,197
3M Co.	2,971	442,322
CSX Corp.	11,539	432,136
Norfolk Southern Corp.	1,247	355,669
Northrop Grumman Corp.	763	341,229
Waste Management, Inc.	2,002	317,317
Eaton Corporation plc	2,074	314,750
Illinois Tool Works, Inc.	1,486	311,168
Emerson Electric Co.	3,090	302,974
FedEx Corp.	1,268	293,402
General Dynamics Corp.	1,199	289,175
L3Harris Technologies, Inc.	1,020	253,439
Johnson Controls International plc	3,655	239,658
Amphenol Corp. — Class A	3,116	234,791
TE Connectivity Ltd.	1,694	221,880
Agilent Technologies, Inc.	1,563	206,832
Carrier Global Corp.	4,451	204,168
Parker-Hannifin Corp.	668	189,552
Trane Technologies plc	1,215	185,531
TransDigm Group, Inc.*	274	178,522
Otis Worldwide Corp.	2,211	170,137
Rockwell Automation, Inc.	605	169,418
Mettler-Toledo International, Inc.*	120	164,783
AMETEK, Inc.	1,203	160,216
Ball Corp.	1,685	151,650
Keysight Technologies, Inc.*	952	150,387
Old Dominion Freight Line, Inc.	485	144,860
Republic Services, Inc. — Class A	1,087	144,027
Vulcan Materials Co.	690	126,753
Martin Marietta Materials, Inc.	324	124,704
Stanley Black & Decker, Inc.	848	118,542
Dover Corp.	749	117,518
Teledyne Technologies, Inc.*	243	114,849
Fortive Corp.	1,865	113,635
Ingersoll Rand, Inc.	2,120	106,742
Generac Holdings, Inc.*	328	97,501
Trimble, Inc.*	1,306	94,215
Garmin Ltd.	790	93,702
Westinghouse Air Brake Technologies Corp.	972	93,477
Jacobs Engineering Group, Inc.	672	92,608
Expeditors International of Washington, Inc.	881	90,884
Amcor plc	7,875	89,224
J.B. Hunt Transport Services, Inc.	436	87,544
Textron, Inc.	1,147	85,314
Xylem, Inc.	938	79,974
Packaging Corporation of America	494	77,118
IDEX Corp.	396	75,925
CH Robinson Worldwide, Inc.	676	72,812
Howmet Aerospace, Inc.	1,974	70,946
Westrock Co.	1,369	64,384
Nordson Corp.	282	64,037
Masco Corp.	1,248	63,648
Snap-on, Inc.	278	57,123
Fortune Brands Home & Security, Inc.	706	52,442
Sealed Air Corp.	771	51,626
Allegion plc	467	51,267
Pentair plc	860	46,621

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
A O Smith Corp.	684	$43,701
Huntington Ingalls Industries, Inc.	208	41,484
Mohawk Industries, Inc.*	285	35,397
Total Industrial		15,206,682

Energy - 3.2%
Exxon Mobil Corp.	22,025	1,819,045
Chevron Corp.	10,029	1,633,022
ConocoPhillips	6,775	677,500
EOG Resources, Inc.	3,044	362,936
Schlumberger N.V.	7,301	301,605
Pioneer Natural Resources Co.	1,181	295,285
Occidental Petroleum Corp.	4,616	261,912
Marathon Petroleum Corp.	3,012	257,526
Valero Energy Corp.	2,127	215,976
Williams Companies, Inc.	6,321	211,185
Phillips 66	2,434	210,273
Devon Energy Corp.	3,276	193,710
Kinder Morgan, Inc.	10,145	191,842
Halliburton Co.	4,675	177,042
Baker Hughes Co.	4,712	171,564
ONEOK, Inc.	2,320	163,861
Hess Corp.	1,434	153,495
Enphase Energy, Inc.*	697	140,641
Diamondback Energy, Inc.	886	121,453
Coterra Energy, Inc. — Class A	4,232	114,137
Marathon Oil Corp.	4,050	101,695
SolarEdge Technologies, Inc.*	273	88,007
APA Corp.	1,890	78,114
Total Energy		7,941,826

Utilities - 2.2%
NextEra Energy, Inc.	10,208	864,720
Duke Energy Corp.	4,002	446,863
Southern Co.	5,513	399,748
Dominion Energy, Inc.	4,214	358,064
Sempra Energy	1,661	279,247
American Electric Power Company, Inc.	2,620	261,397
Exelon Corp.	5,096	242,722
Xcel Energy, Inc.	2,802	202,220
Public Service Enterprise Group, Inc.	2,631	184,170
Consolidated Edison, Inc.	1,840	174,211
WEC Energy Group, Inc.	1,641	163,788
Eversource Energy	1,788	157,684
American Water Works Company, Inc.	944	156,260
Edison International	1,976	138,518
FirstEnergy Corp.	2,966	136,021
DTE Energy Co.	1,008	133,268
Ameren Corp.	1,340	125,638
Entergy Corp.	1,046	122,120
PPL Corp.	3,906	111,555
CMS Energy Corp.	1,507	105,400
CenterPoint Energy, Inc.	3,272	100,254
Constellation Energy Corp.	1,699	95,569
AES Corp.	3,468	89,232
Atmos Energy Corp.	705	84,241
Evergy, Inc.	1,193	81,530
Alliant Energy Corp.	1,303	81,411
NiSource, Inc.	2,043	64,967
NRG Energy, Inc.	1,274	48,871
Pinnacle West Capital Corp.	587	45,845
Total Utilities		5,455,534

Basic Materials - 1.7%
Linde plc	2,667	851,920
Freeport-McMoRan, Inc.	7,637	379,864
Newmont Corp.	4,149	329,638
Sherwin-Williams Co.	1,255	313,273
Air Products and Chemicals, Inc.	1,153	288,146
Dow, Inc.	3,828	243,920
Ecolab, Inc.	1,297	228,998
Nucor Corp.	1,415	210,340
DuPont de Nemours, Inc.	2,668	196,311
International Flavors & Fragrances, Inc.	1,324	173,881
PPG Industries, Inc.	1,235	161,872
LyondellBasell Industries N.V. — Class A	1,368	140,658
Albemarle Corp.	608	134,459
Mosaic Co.	1,927	128,146
CF Industries Holdings, Inc.	1,116	115,015
International Paper Co.	2,015	92,992
FMC Corp.	659	86,705
Celanese Corp. — Class A	562	80,293
Eastman Chemical Co.	671	75,192
Total Basic Materials		4,231,623

Total Common Stocks
(Cost $156,351,703)		199,178,578

	Face Amount
U.S. TREASURY BILLS†† - 6.8%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	$6,000,000	5,996,626
0.29% due 06/02/22[3]	6,000,000	5,996,626
0.12% due 05/05/22[3,4]	4,946,000	4,945,311
Total U.S. Treasury Bills
(Cost $16,941,580)		16,938,563

FEDERAL AGENCY DISCOUNT NOTES†† - 4.0%
Federal Farm Credit Bank
0.11% due 04/01/22[3]	10,000,000	10,000,000
Total Federal Agency Discount Notes
(Cost $10,000,000)		10,000,000

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 10.0%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	$16,763,592	$16,763,592
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	6,456,587	6,456,587
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	1,678,713	1,678,713
Total Repurchase Agreements
(Cost $24,898,892)		24,898,892

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[7]	48,094	$48,094
Total Securities Lending Collateral
(Cost $48,094)		48,094

Total Investments - 100.8%
(Cost $208,240,269)		$251,064,127
Other Assets & Liabilities, net - (0.8)%		(1,956,569)
Total Net Assets - 100.0%		$249,107,558

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	390	Jun 2022	$88,291,125	$4,290,403

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	0.72% (U.S. Secured Overnight Financing Rate + 0.45%)	At Maturity	04/13/22	20,636	$93,488,102	$3,632,260
Goldman Sachs International	S&P 500 Index	Pay	0.78% (Federal Funds Rate + 0.45%)	At Maturity	04/14/22	24,319	110,175,313	2,532,630
BNP Paribas	S&P 500 Index	Pay	0.93% (Federal Funds Rate + 0.60%)	At Maturity	04/14/22	1,541	6,983,395	278,200
							$210,646,810	$6,443,090

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$199,178,578	$—	$—	$199,178,578
U.S. Treasury Bills	—	16,938,563	—	16,938,563
Federal Agency Discount Notes	—	10,000,000	—	10,000,000
Repurchase Agreements	—	24,898,892	—	24,898,892
Securities Lending Collateral	48,094	—	—	48,094
Equity Futures Contracts**	4,290,403	—	—	4,290,403
Equity Index Swap Agreements**	—	6,443,090	—	6,443,090
Total Assets	$203,517,075	$58,280,545	$—	$261,797,620

**	This derivative is reported as unrealized appreciation/depreciation at period end.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $47,500 of securities loaned (cost $183,341,377)	$226,165,235
Repurchase agreements, at value (cost $24,898,892)	24,898,892
Cash	2,721
Unrealized appreciation on OTC swap agreements	6,443,090
Receivables:
Fund shares sold	6,643,799
Swap settlement	127,530
Dividends	117,069
Interest	187
Securities lending income	7
Total assets	264,398,530

Liabilities:
Segregated cash due to broker	9,870,000
Payable for:
Fund shares redeemed	3,597,880
Variation margin on futures contracts	1,359,181
Management fees	164,701
Transfer agent and administrative fees	49,228
Distribution and service fees	48,396
Return of securities lending collateral	48,094
Portfolio accounting fees	27,450
Trustees’ fees*	2,490
Miscellaneous	123,552
Total liabilities	15,290,972
Commitments and contingent liabilities (Note 11)	—
Net assets	$249,107,558

Net assets consist of:
Paid in capital	$227,194,323
Total distributable earnings (loss)	21,913,235
Net assets	$249,107,558

A-Class:
Net assets	$25,694,210
Capital shares outstanding	105,290
Net asset value per share	$244.03
Maximum offering price per share (Net asset value divided by 95.25%)	$256.20

C-Class:
Net assets	$4,316,776
Capital shares outstanding	21,328
Net asset value per share	$202.40

H-Class:
Net assets	$219,096,572
Capital shares outstanding	899,245
Net asset value per share	$243.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $530)	$2,585,554
Interest	20,889
Income from securities lending, net	126
Total investment income	2,606,569

Expenses:
Management fees	2,053,960
Distribution and service fees:
A-Class	64,290
C-Class	36,628
H-Class	497,101
Transfer agent and administrative fees	627,027
Portfolio accounting fees	342,330
Professional fees	72,650
Custodian fees	28,465
Trustees’ fees*	27,210
Interest expense	1,412
Line of credit fees	559
Miscellaneous	276,817
Total expenses	4,028,449
Net investment loss	(1,421,880)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,603,985
Swap agreements	21,555,027
Futures contracts	723,917
Net realized gain	31,882,929
Net change in unrealized appreciation (depreciation) on:
Investments	10,880,160
Swap agreements	3,230,796
Futures contracts	4,290,403
Net change in unrealized appreciation (depreciation)	18,401,359
Net realized and unrealized gain	50,284,288
Net increase in net assets resulting from operations	$48,862,408

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,421,880)	$(736,223)
Net realized gain on investments	31,882,929	65,388,079
Net change in unrealized appreciation (depreciation) on investments	18,401,359	37,573,267
Net increase in net assets resulting from operations	48,862,408	102,225,123

Distributions to shareholders:
A-Class	(638,005)	(134,008)
C-Class	(129,149)	(23,214)
H-Class	(5,420,004)	(1,014,780)
Total distributions to shareholders	(6,187,158)	(1,172,002)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,058,176	15,909,187
C-Class	6,241,752	6,313,818
H-Class	2,678,786,580	1,885,852,911
Distributions reinvested
A-Class	596,576	125,712
C-Class	124,603	22,463
H-Class	3,384,086	668,694
Cost of shares redeemed
A-Class	(11,283,008)	(17,285,864)
C-Class	(5,746,450)	(8,018,838)
H-Class	(2,623,614,829)	(1,926,590,736)
Net increase (decrease) from capital share transactions	58,547,486	(43,002,653)
Net increase in net assets	101,222,736	58,050,468

Net assets:
Beginning of year	147,884,822	89,834,354
End of year	$249,107,558	$147,884,822

Capital share activity:
Shares sold
A-Class	42,022	108,871
C-Class	30,523	56,853
H-Class	11,231,162	12,340,761
Shares issued from reinvestment of distributions
A-Class	2,238	737
C-Class	562	157
H-Class	12,715	3,927
Shares redeemed
A-Class	(47,296)	(118,350)
C-Class	(27,545)	(71,701)
H-Class	(10,978,856)	(12,605,012)
Net increase (decrease) in shares	265,525	(283,757)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$195.48	$86.56	$117.21	$104.90	$89.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.47)	(.75)	.12	.18	.07
Net gain (loss) on investments (realized and unrealized)	55.90	110.89	(28.08)	12.13	21.60
Total from investment operations	54.43	110.14	(27.96)	12.31	21.67
Less distributions from:
Net realized gains	(5.88)	(1.22)	(2.69)	—	(6.33)
Total distributions	(5.88)	(1.22)	(2.69)	—	(6.33)
Net asset value, end of period	$244.03	$195.48	$86.56	$117.21	$104.90

Total Return[b]	27.59%	127.44%	(24.76%)	11.73%	23.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,694	$21,176	$10,134	$13,607	$10,259
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.51%)	0.10%	0.16%	0.07%
Total expenses	1.75%	1.81%	1.84%	1.85%	1.77%
Portfolio turnover rate	610%	634%	328%	367%	276%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$164.10	$73.30	$100.33	$90.47	$78.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.70)	(1.51)	(.60)	(.60)	(.61)
Net gain (loss) on investments (realized and unrealized)	46.88	93.53	(23.74)	10.46	18.92
Total from investment operations	44.18	92.02	(24.34)	9.86	18.31
Less distributions from:
Net realized gains	(5.88)	(1.22)	(2.69)	—	(6.33)
Total distributions	(5.88)	(1.22)	(2.69)	—	(6.33)
Net asset value, end of period	$202.40	$164.10	$73.30	$100.33	$90.47

Total Return[b]	26.62%	125.76%	(25.33%)	10.90%	23.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,317	$2,919	$2,381	$4,208	$13,739
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(1.23%)	(0.56%)	(0.63%)	(0.68%)
Total expenses	2.50%	2.56%	2.58%	2.57%	2.52%
Portfolio turnover rate	610%	634%	328%	367%	276%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$195.18	$86.43	$117.04	$104.76	$89.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.46)	(.78)	.14	.17	.03
Net gain (loss) on investments (realized and unrealized)	55.81	110.75	(28.06)	12.11	21.61
Total from investment operations	54.35	109.97	(27.92)	12.28	21.64
Less distributions from:
Net realized gains	(5.88)	(1.22)	(2.69)	—	(6.33)
Total distributions	(5.88)	(1.22)	(2.69)	—	(6.33)
Net asset value, end of period	$243.65	$195.18	$86.43	$117.04	$104.76

Total Return	27.59%	127.44%	(24.77%)	11.72%	23.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219,097	$123,790	$77,320	$124,359	$127,448
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.53%)	0.11%	0.15%	0.03%
Total expenses	1.75%	1.81%	1.84%	1.84%	1.75%
Portfolio turnover rate	610%	634%	328%	367%	276%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500® Index. Inverse S&P 500® 2x Strategy Fund H-Class returned -31.02%, while the S&P 500® Index returned 15.65% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Health Care, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Walt Disney Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(31.09%)	(32.69%)	(29.71%)
A-Class Shares with sales charge‡	(34.36%)	(33.34%)	(30.06%)
C-Class Shares	(31.61%)	(33.20%)	(30.23%)
C-Class Shares with CDSC§	(32.29%)	(33.20%)	(30.23%)
H-Class Shares	(31.02%)	(32.68%)	(29.71%)
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 57.6%
Federal Home Loan Bank
0.17% due 04/27/22[1]	$5,000,000	$4,999,350
0.36% due 05/26/22[1]	4,000,000	3,997,064
Total Federal Agency Discount Notes
(Cost $8,997,089)		8,996,414

FEDERAL AGENCY NOTES†† - 19.9%
Federal Farm Credit Bank
0.75% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22◊	1,500,000	1,500,733
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	1,000,000	999,913
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	600,000	600,306
Total Federal Agency Notes
(Cost $3,099,942)		3,100,952

U.S. TREASURY BILLS†† - 9.6%
U.S. Treasury Bills
0.09% due 06/02/22[1,2]	1,000,000	999,438
0.10% due 06/02/22[1,2]	500,000	499,719
Total U.S. Treasury Bills
(Cost $1,499,761)		1,499,157

REPURCHASE AGREEMENTS††,3 - 42.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	$4,467,547	$4,467,547
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	1,720,699	1,720,699
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	447,382	447,382
Total Repurchase Agreements
(Cost $6,635,628)		6,635,628

Total Investments - 129.6%
(Cost $20,232,420)		$20,232,151
Other Assets & Liabilities, net - (29.6)%		(4,622,023)
Total Net Assets - 100.0%		$15,610,128

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	Receive	0.68% (Federal Funds Rate + 0.35%)	At Maturity	04/14/22	4,175	$18,913,494	$379,991
BNP Paribas	S&P 500 Index	Receive	0.53% (Federal Funds Rate + 0.20%)	At Maturity	04/14/22	685	3,103,984	(101,244)
Barclays Bank plc	S&P 500 Index	Receive	0.57% (U.S. Secured Overnight Financing Rate + 0.30%)	At Maturity	04/13/22	2,102	9,525,046	(335,490)
							$31,542,524	$(56,743)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE S&P 500® 2x STRATEGY FUND

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$8,996,414	$—	$8,996,414
Federal Agency Notes	—	3,100,952	—	3,100,952
U.S. Treasury Bills	—	1,499,157	—	1,499,157
Repurchase Agreements	—	6,635,628	—	6,635,628
Equity Index Swap Agreements**	—	379,991	—	379,991
Total Assets	$—	$20,612,142	$—	$20,612,142

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$436,734	$—	$436,734

**	This derivative is reported as unrealized appreciation/depreciation at period end.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $13,596,792)	$13,596,523
Repurchase agreements, at value (cost $6,635,628)	6,635,628
Unrealized appreciation on OTC swap agreements	379,991
Receivables:
Fund shares sold	369,989
Interest	1,863
Total assets	20,983,994

Liabilities:
Unrealized depreciation on OTC swap agreements	436,734
Payable for:
Swap settlement	3,846,281
Fund shares redeemed	1,036,517
Management fees	23,606
Transfer agent and administrative fees	7,056
Distribution and service fees	6,740
Portfolio accounting fees	3,934
Trustees’ fees*	258
Miscellaneous	12,740
Total liabilities	5,373,866
Commitments and contingent liabilities (Note 11)	—
Net assets	$15,610,128

Net assets consist of:
Paid in capital	$256,264,830
Total distributable earnings (loss)	(240,654,702)
Net assets	$15,610,128

A-Class:
Net assets	$2,399,486
Capital shares outstanding	58,774
Net asset value per share	$40.83
Maximum offering price per share (Net asset value divided by 95.25%)	$42.87

C-Class:
Net assets	$193,462
Capital shares outstanding	5,564
Net asset value per share	$34.77

H-Class:
Net assets	$13,017,180
Capital shares outstanding	317,451
Net asset value per share	$41.01

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$40,184
Total investment income	40,184

Expenses:
Management fees	177,904
Distribution and service fees:
A-Class	4,210
C-Class	2,408
H-Class	44,609
Transfer agent and administrative fees	54,256
Portfolio accounting fees	29,652
Professional fees	5,980
Custodian fees	2,454
Trustees’ fees*	2,166
Interest expense	67
Miscellaneous	24,657
Total expenses	348,363
Net investment loss	(308,179)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,949)
Swap agreements	(7,807,881)
Futures contracts	(1,163,340)
Net realized loss	(8,983,170)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,689)
Swap agreements	16,143
Futures contracts	15,658
Net change in unrealized appreciation (depreciation)	18,112
Net realized and unrealized loss	(8,965,058)
Net decrease in net assets resulting from operations	$(9,273,237)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(308,179)	$(475,944)
Net realized loss on investments	(8,983,170)	(39,115,444)
Net change in unrealized appreciation (depreciation) on investments	18,112	(60,802)
Net decrease in net assets resulting from operations	(9,273,237)	(39,652,190)

Capital share transactions:
Proceeds from sale of shares
A-Class	21,266,336	8,098,954
C-Class	1,683,696	3,182,200
H-Class	1,165,130,479	931,314,624
Cost of shares redeemed
A-Class	(19,627,834)	(14,614,591)
C-Class	(1,672,131)	(2,881,093)
H-Class	(1,155,831,242)	(950,516,374)
Net increase (decrease) from capital share transactions	10,949,304	(25,416,280)
Net increase (decrease) in net assets	1,676,067	(65,068,470)

Net assets:
Beginning of year	13,934,061	79,002,531
End of year	$15,610,128	$13,934,061

Capital share activity:
Shares sold
A-Class	480,514	80,445
C-Class	43,146	38,558
H-Class	25,635,805	11,140,219
Shares redeemed
A-Class	(437,122)	(125,441)
C-Class	(43,010)	(35,619)
H-Class	(25,532,772)	(11,332,166)
Net increase (decrease) in shares	146,561	(234,004)

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$59.25	$167.99	$182.33	$224.59	$296.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.71)	(.58)	(.50)	.45	(1.95)
Net gain (loss) on investments (realized and unrealized)	(17.71)	(108.16)	(13.54)	(42.71)	(69.74)
Total from investment operations	(18.42)	(108.74)	(14.04)	(42.26)	(71.69)
Less distributions from:
Net investment income	—	—	(.30)	—	—
Total distributions	—	—	(.30)	—	—
Net asset value, end of period	$40.83	$59.25	$167.99	$182.33	$224.59

Total Return[b]	(31.09%)	(64.73%)	(7.66%)	(18.81%)	(24.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,399	$911	$10,143	$1,664	$1,972
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.67%)	(0.28%)	0.23%	(0.74%)
Total expenses	1.77%	1.81%	1.82%	1.85%	1.76%
Portfolio turnover rate	—	—	—	—	53%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$50.84	$145.28	$158.86	$197.04	$262.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.88)	(.83)	(.75)	(.85)	(3.05)
Net gain (loss) on investments (realized and unrealized)	(15.19)	(93.61)	(12.53)	(37.33)	(61.92)
Total from investment operations	(16.07)	(94.44)	(13.28)	(38.18)	(64.97)
Less distributions from:
Net investment income	—	—	(.30)	—	—
Total distributions	—	—	(.30)	—	—
Net asset value, end of period	$34.77	$50.84	$145.28	$158.86	$197.04

Total Return[b]	(31.61%)	(65.01%)	(8.29%)	(19.39%)	(24.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193	$276	$362	$631	$814
Ratios to average net assets:
Net investment income (loss)	(2.24%)	(2.43%)	(0.55%)	(0.48%)	(1.40%)
Total expenses	2.50%	2.55%	2.58%	2.56%	2.52%
Portfolio turnover rate	—	—	—	—	53%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$59.45	$168.56	$182.85	$225.22	$297.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.71)	(.55)	— [c]	.50	(1.70)
Net gain (loss) on investments (realized and unrealized)	(17.73)	(108.56)	(13.99)	(42.87)	(70.28)
Total from investment operations	(18.44)	(109.11)	(13.99)	(42.37)	(71.98)
Less distributions from:
Net investment income	—	—	(.30)	—	—
Total distributions	—	—	(.30)	—	—
Net asset value, end of period	$41.01	$59.45	$168.56	$182.85	$225.22

Total Return	(31.02%)	(64.73%)	(7.62%)	(18.81%)	(24.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,017	$12,747	$68,498	$18,789	$25,544
Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.65%)	0.01%	0.25%	(0.67%)
Total expenses	1.75%	1.81%	1.84%	1.84%	1.76%
Portfolio turnover rate	—	—	—	—	53%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index. NASDAQ-100 2x Strategy Fund H-Class returned 21.73%, while the NASDAQ-100 Index returned 14.14% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Netflix, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	11.2%
Microsoft Corp.	9.1%
Amazon.com, Inc.	6.5%
Tesla, Inc.	4.4%
NVIDIA Corp.	3.8%
Alphabet, Inc. — Class C	3.5%
Alphabet, Inc. — Class A	3.3%
Meta Platforms, Inc. — Class A	3.0%
Broadcom, Inc.	1.7%
Costco Wholesale Corp.	1.7%
Top Ten Total	48.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	21.73%	38.92%	33.56%
A-Class Shares with sales charge‡	15.95%	37.57%	32.91%
C-Class Shares	20.70%	37.84%	32.53%
C-Class Shares with CDSC§	19.70%	37.84%	32.53%
H-Class Shares	21.73%	38.91%	33.55%
NASDAQ-100 Index	14.14%	23.41%	19.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 89.7%

Technology - 42.2%
Apple, Inc.	520,610	$90,903,712
Microsoft Corp.	239,159	73,735,111
NVIDIA Corp.	112,239	30,625,533
Broadcom, Inc.	21,679	13,650,833
Adobe, Inc.*	25,000	11,390,500
Intel Corp.	215,516	10,680,973
Advanced Micro Devices, Inc.*	86,130	9,417,454
QUALCOMM, Inc.	59,648	9,115,407
Texas Instruments, Inc.	48,880	8,968,502
Intuit, Inc.	14,988	7,206,830
Applied Materials, Inc.	46,755	6,162,309
Micron Technology, Inc.	59,267	4,616,307
Analog Devices, Inc.	27,698	4,575,156
Lam Research Corp.	7,383	3,969,175
Fiserv, Inc.*	34,518	3,500,125
Activision Blizzard, Inc.	41,242	3,303,897
Marvell Technology, Inc.	44,659	3,202,497
ASML Holding N.V. — Class G	4,388	2,930,877
KLA Corp.	7,977	2,920,061
Fortinet, Inc.*	8,512	2,908,891
Synopsys, Inc.*	8,103	2,700,487
Paychex, Inc.	19,093	2,605,622
NXP Semiconductor N.V.	13,895	2,571,686
Crowdstrike Holdings, Inc. — Class A*	11,021	2,502,649
Autodesk, Inc.*	11,642	2,495,463
Cognizant Technology Solutions Corp. — Class A	27,762	2,489,418
Workday, Inc. — Class A*	10,373	2,483,918
Cadence Design Systems, Inc.*	14,678	2,413,944
Microchip Technology, Inc.	29,426	2,211,070
Atlassian Corporation plc — Class A*	7,471	2,195,204
Datadog, Inc. — Class A*	13,988	2,118,762
Electronic Arts, Inc.	14,884	1,882,975
Zscaler, Inc.*	7,414	1,788,850
Zoom Video Communications, Inc. — Class A*	12,821	1,503,006
ANSYS, Inc.*	4,617	1,466,590
Splunk, Inc.*	8,404	1,248,918
Skyworks Solutions, Inc.	8,680	1,156,870
DocuSign, Inc.*	10,473	1,121,868
NetEase, Inc. ADR	11,087	994,393
Total Technology		341,735,843

Communications - 25.3%
Amazon.com, Inc.*	16,233	52,918,768
Alphabet, Inc. — Class C*	10,069	28,122,616
Alphabet, Inc. — Class A*	9,596	26,689,835
Meta Platforms, Inc. — Class A*	110,301	24,526,530
Cisco Systems, Inc.	219,865	12,259,673
Comcast Corp. — Class A	239,428	11,210,019
Netflix, Inc.*	23,497	8,801,741
T-Mobile US, Inc.*	66,120	8,486,502
Booking Holdings, Inc.*	2,164	5,082,046
Charter Communications, Inc. — Class A*	9,144	4,988,235
Airbnb, Inc. — Class A*	19,644	3,374,054
Palo Alto Networks, Inc.*	5,214	3,245,767
MercadoLibre, Inc.*	2,669	3,174,722
JD.com, Inc. ADR*	31,568	1,826,840
eBay, Inc.	31,096	1,780,557
Baidu, Inc. ADR*	12,795	1,692,779
Match Group, Inc.*	15,092	1,641,104
Sirius XM Holdings, Inc.[1]	208,949	1,383,242
VeriSign, Inc.*	5,831	1,297,164
Okta, Inc.*	7,861	1,186,697
Pinduoduo, Inc. ADR*	23,421	939,416
Total Communications		204,628,307

Consumer, Non-cyclical - 10.3%
PepsiCo, Inc.	73,221	12,255,731
PayPal Holdings, Inc.*	61,660	7,130,979
Amgen, Inc.	29,481	7,129,095
Intuitive Surgical, Inc.*	18,934	5,712,009
Automatic Data Processing, Inc.	22,232	5,058,669
Mondelez International, Inc. — Class A	73,479	4,613,012
Gilead Sciences, Inc.	66,364	3,945,340
Regeneron Pharmaceuticals, Inc.*	5,648	3,944,676
Moderna, Inc.*	21,322	3,672,928
Vertex Pharmaceuticals, Inc.*	13,474	3,516,310
Illumina, Inc.*	8,309	2,903,165
Keurig Dr Pepper, Inc.	75,058	2,844,698
Dexcom, Inc.*	5,137	2,628,089
Kraft Heinz Co.	64,768	2,551,211
IDEXX Laboratories, Inc.*	4,459	2,439,341
Cintas Corp.	5,490	2,335,391
Monster Beverage Corp.*	28,017	2,238,558
AstraZeneca plc ADR	30,192	2,002,938
Verisk Analytics, Inc. — Class A	8,536	1,832,082
Align Technology, Inc.*	4,170	1,818,120
Biogen, Inc.*	7,779	1,638,257
Seagen, Inc.*	9,719	1,400,022
Total Consumer, Non-cyclical		83,610,621

Consumer, Cyclical - 9.3%
Tesla, Inc.*	32,970	35,528,472
Costco Wholesale Corp.	23,469	13,514,624
Starbucks Corp.	60,882	5,538,435
Marriott International, Inc. — Class A*	17,270	3,035,202
O’Reilly Automotive, Inc.*	3,526	2,415,169
Lululemon Athletica, Inc.*	6,534	2,386,413
Lucid Group, Inc.*,1	87,502	2,222,551
Walgreens Boots Alliance, Inc.	45,690	2,045,541
Dollar Tree, Inc.*	11,906	1,906,746
Fastenal Co.	30,462	1,809,443
Ross Stores, Inc.	18,700	1,691,602
PACCAR, Inc.	18,396	1,620,136
Copart, Inc.*	12,554	1,575,150
Total Consumer, Cyclical		75,289,484

Industrial - 1.6%
Honeywell International, Inc.	36,298	7,062,865
CSX Corp.	116,089	4,347,533

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Old Dominion Freight Line, Inc.	6,079	$1,815,676
Total Industrial		13,226,074

Utilities - 1.0%
American Electric Power Company, Inc.	26,686	2,662,462
Exelon Corp.	51,875	2,470,806
Xcel Energy, Inc.	28,803	2,078,713
Constellation Energy Corp.	17,277	971,831
Total Utilities		8,183,812

Total Common Stocks
(Cost $424,222,323)		726,674,141

	Face Amount
U.S. TREASURY BILLS†† - 7.7%
U.S. Treasury Bills
0.29% due 06/02/22[2,4]	$21,678,000	21,665,810
0.12% due 05/05/22[2,3]	16,935,000	16,932,641
0.22% due 06/02/22[2,4]	15,000,000	14,991,566
0.24% due 06/02/22[2,4]	9,000,000	8,994,939
Total U.S. Treasury Bills
(Cost $62,591,135)		62,584,956

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 2.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[4]	$12,273,842	$12,273,842
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[4]	4,727,336	4,727,336
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[4]	1,229,107	1,229,107
Total Repurchase Agreements
(Cost $18,230,285)		18,230,285

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[7]	2,746,594	2,746,594
Total Securities Lending Collateral
(Cost $2,746,594)		2,746,594

Total Investments - 99.9%
(Cost $507,790,337)		$810,235,976
Other Assets & Liabilities, net - 0.1%		547,152
Total Net Assets - 100.0%		$810,783,128

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	1,047	Jun 2022	$311,398,740	$23,856,446

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	0.77% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	04/13/22	28,540	$423,486,544	$22,090,058
Goldman Sachs International	NASDAQ-100 Index	Pay	0.88% (Federal Funds Rate + 0.55%)	At Maturity	04/14/22	8,909	132,189,581	4,384,193
BNP Paribas	NASDAQ-100 Index	Pay	0.98% (Federal Funds Rate + 0.65%)	At Maturity	04/14/22	1,774	26,327,767	1,217,458
							$582,003,892	$27,691,709

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$726,674,141	$—	$—	$726,674,141
U.S. Treasury Bills	—	62,584,956	—	62,584,956
Repurchase Agreements	—	18,230,285	—	18,230,285
Securities Lending Collateral	2,746,594	—	—	2,746,594
Equity Futures Contracts**	23,856,446	—	—	23,856,446
Equity Index Swap Agreements**	—	27,691,709	—	27,691,709
Total Assets	$753,277,181	$108,506,950	$—	$861,784,131

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $2,574,479 of securities loaned (cost $489,560,052)	$792,005,691
Repurchase agreements, at value (cost $18,230,285)	18,230,285
Segregated cash with broker	611,371
Unrealized appreciation on OTC swap agreements	27,691,709
Receivables:
Fund shares sold	62,690,473
Securities sold	5,907,390
Dividends	86,741
Securities lending income	9,239
Interest	137
Total assets	907,233,036

Liabilities:
Overdraft due to custodian bank	32
Segregated cash due to broker	31,680,000
Payable for:
Securities purchased	44,385,700
Fund shares redeemed	7,676,269
Swap settlement	4,493,037
Variation margin on futures contracts	4,092,742
Return of securities lending collateral	2,746,594
Management fees	522,517
Transfer agent and administrative fees	156,176
Distribution and service fees	153,161
Portfolio accounting fees	87,087
Trustees’ fees*	8,471
Miscellaneous	448,122
Total liabilities	96,449,908
Commitments and contingent liabilities (Note 11)	—
Net assets	$810,783,128

Net assets consist of:
Paid in capital	$546,175,036
Total distributable earnings (loss)	264,608,092
Net assets	$810,783,128

A-Class:
Net assets	$90,897,076
Capital shares outstanding	235,107
Net asset value per share	$386.62
Maximum offering price per share (Net asset value divided by 95.25%)	$405.90

C-Class:
Net assets	$13,759,814
Capital shares outstanding	48,531
Net asset value per share	$283.53

H-Class:
Net assets	$706,126,238
Capital shares outstanding	1,827,121
Net asset value per share	$386.47

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $7,449)	$5,177,665
Interest	58,509
Income from securities lending, net	42,354
Total investment income	5,278,528

Expenses:
Management fees	7,638,397
Distribution and service fees:
A-Class	246,056
C-Class	165,410
H-Class	1,834,370
Transfer agent and administrative fees	2,333,310
Portfolio accounting fees	1,273,073
Registration fees	782,626
Professional fees	261,895
Trustees’ fees*	108,240
Custodian fees	105,599
Line of credit fees	2,819
Interest expense	2,744
Miscellaneous	551,694
Total expenses	15,306,233
Net investment loss	(10,027,705)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	52,304,756
Swap agreements	26,008,056
Futures contracts	24,465,479
Net realized gain	102,778,291
Net change in unrealized appreciation (depreciation) on:
Investments	19,252,977
Swap agreements	22,419,974
Futures contracts	22,489,480
Net change in unrealized appreciation (depreciation)	64,162,431
Net realized and unrealized gain	166,940,722
Net increase in net assets resulting from operations	$156,913,017

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(10,027,705)	$(6,995,804)
Net realized gain on investments	102,778,291	303,337,713
Net change in unrealized appreciation (depreciation) on investments	64,162,431	204,940,593
Net increase in net assets resulting from operations	156,913,017	501,282,502

Distributions to shareholders:
A-Class	(6,464,584)	(6,481,536)
C-Class	(1,353,687)	(1,996,031)
H-Class	(48,249,375)	(50,445,535)
Total distributions to shareholders	(56,067,646)	(58,923,102)

Capital share transactions:
Proceeds from sale of shares
A-Class	30,250,117	34,083,074
C-Class	4,826,181	8,680,524
H-Class	4,039,213,114	2,993,031,338
Distributions reinvested
A-Class	6,368,467	6,302,558
C-Class	1,308,568	1,846,251
H-Class	43,081,768	46,281,765
Cost of shares redeemed
A-Class	(36,564,926)	(35,241,639)
C-Class	(9,833,847)	(14,851,944)
H-Class	(4,030,515,212)	(3,137,563,806)
Net increase (decrease) from capital share transactions	48,134,230	(97,431,879)
Net increase in net assets	148,979,601	344,927,521

Net assets:
Beginning of year	661,803,527	316,876,006
End of year	$810,783,128	$661,803,527

Capital share activity:
Shares sold
A-Class	73,257	126,898
C-Class	15,242	43,208
H-Class	9,876,438	10,901,611
Shares issued from reinvestment of distributions
A-Class	13,282	19,654
C-Class	3,713	7,617
H-Class	89,883	144,387
Shares redeemed
A-Class	(88,250)	(132,650)
C-Class	(31,728)	(71,248)
H-Class	(9,825,501)	(11,312,791)
Net increase (decrease) in shares	126,336	(273,314)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$336.16	$141.52	$150.26	$128.26	$103.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(4.89)	(3.18)	(1.16)	(.83)	(.92)
Net gain (loss) on investments (realized and unrealized)	83.35	227.34	2.39	22.83	43.11
Total from investment operations	78.46	224.16	1.23	22.00	42.19
Less distributions from:
Net realized gains	(28.00)	(29.52)	(9.97)	—	(17.52)
Total distributions	(28.00)	(29.52)	(9.97)	—	(17.52)
Net asset value, end of period	$386.62	$336.16	$141.52	$150.26	$128.26

Total Return[b]	21.73%	159.40%	(0.76%)	17.15%	40.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,897	$79,610	$31,547	$36,252	$22,376
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.13%)	(0.67%)	(0.59%)	(0.73%)
Total expenses	1.79%	1.84%	1.87%	1.89%	1.79%
Portfolio turnover rate	252%	251%	237%	113%	217%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$253.57	$110.50	$119.88	$103.10	$86.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(5.97)	(4.02)	(1.92)	(1.55)	(1.52)
Net gain (loss) on investments (realized and unrealized)	63.93	176.61	2.51	18.33	35.76
Total from investment operations	57.96	172.59	.59	16.78	34.24
Less distributions from:
Net realized gains	(28.00)	(29.52)	(9.97)	—	(17.52)
Total distributions	(28.00)	(29.52)	(9.97)	—	(17.52)
Net asset value, end of period	$283.53	$253.57	$110.50	$119.88	$103.10

Total Return[b]	20.70%	157.42%	(1.50%)	16.28%	39.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,760	$15,545	$9,030	$13,978	$23,110
Ratios to average net assets:
Net investment income (loss)	(1.92%)	(1.88%)	(1.42%)	(1.36%)	(1.48%)
Total expenses	2.54%	2.59%	2.63%	2.60%	2.54%
Portfolio turnover rate	252%	251%	237%	113%	217%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$336.03	$141.47	$150.21	$128.21	$103.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(4.89)	(3.14)	(1.14)	(.85)	(.90)
Net gain (loss) on investments (realized and unrealized)	83.33	227.22	2.37	22.85	43.04
Total from investment operations	78.44	224.08	1.23	22.00	42.14
Less distributions from:
Net realized gains	(28.00)	(29.52)	(9.97)	—	(17.52)
Total distributions	(28.00)	(29.52)	(9.97)	—	(17.52)
Net asset value, end of period	$386.47	$336.03	$141.47	$150.21	$128.21

Total Return	21.73%	159.40%	(0.76%)	17.16%	40.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$706,126	$566,649	$276,299	$385,119	$412,179
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.13%)	(0.66%)	(0.59%)	(0.72%)
Total expenses	1.79%	1.84%	1.87%	1.87%	1.79%
Portfolio turnover rate	252%	251%	237%	113%	217%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse NASDAQ-100 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the NASDAQ-100 Index. Inverse NASDAQ-100® 2x Strategy Fund H-Class returned -33.76%, while the NASDAQ-100 Index returned 14.14% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Netflix, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(33.82%)	(43.34%)	(37.60%)
A-Class Shares with sales charge‡	(36.96%)	(43.89%)	(37.91%)
C-Class Shares	(34.35%)	(43.74%)	(38.07%)
C-Class Shares with CDSC§	(35.01%)	(43.74%)	(38.07%)
H-Class Shares	(33.76%)	(43.34%)	(37.62%)
NASDAQ-100 Index	14.14%	23.41%	19.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 24.1%
Federal Farm Credit Bank
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	$1,000,000	$999,980
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	1,000,000	999,913
0.75% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22◊	500,000	500,245
0.77% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22◊	500,000	500,053
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	300,000	300,153
Total Federal Agency Notes
(Cost $3,299,941)		3,300,344

U.S. TREASURY BILLS†† - 22.2%
U.S. Treasury Bills
0.12% due 05/05/22[1,2]	1,743,000	1,742,757
0.29% due 06/02/22[2,3]	1,000,000	999,438
0.09% due 06/02/22[2,3]	300,000	299,832
Total U.S. Treasury Bills
(Cost $3,042,264)		3,042,027

REPURCHASE AGREEMENTS††,4 - 103.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	$9,523,877	$9,523,877
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	3,668,172	3,668,172
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	953,725	953,725
Total Repurchase Agreements
(Cost $14,145,774)		14,145,774

Total Investments - 149.5%
(Cost $20,487,979)		$20,488,145
Other Assets & Liabilities, net - (49.5)%		(6,782,249)
Total Net Assets - 100.0%		$13,705,896

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	8	Jun 2022	$2,379,360	$(35,604)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	NASDAQ-100 Index	Receive	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	1,147	$17,019,870	$328,400
Goldman Sachs International	NASDAQ-100 Index	Receive	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	126	1,869,406	22,743
Barclays Bank plc	NASDAQ-100 Index	Receive	0.62% (U.S. Secured Overnight Financing Rate + 0.35%)	At Maturity	04/13/22	417	6,188,018	(125,119)
							$25,077,294	$226,024

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE NASDAQ-100® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$3,300,344	$—	$3,300,344
U.S. Treasury Bills	—	3,042,027	—	3,042,027
Repurchase Agreements	—	14,145,774	—	14,145,774
Equity Index Swap Agreements**	—	351,143	—	351,143
Total Assets	$—	$20,839,288	$—	$20,839,288

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$35,604	$—	$—	$35,604
Equity Index Swap Agreements**	—	125,119	—	125,119
Total Liabilities	$35,604	$125,119	$—	$160,723

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $6,342,205)	$6,342,371
Repurchase agreements, at value (cost $14,145,774)	14,145,774
Unrealized appreciation on OTC swap agreements	351,143
Receivables:
Swap settlement	23,716,375
Fund shares sold	919,161
Variation margin on futures contracts	32,080
Interest	1,738
Total assets	45,508,642

Liabilities:
Segregated cash due to broker	23,310,000
Unrealized depreciation on OTC swap agreements	125,119
Payable for:
Fund shares redeemed	8,237,064
Management fees	55,856
Transfer agent and administrative fees	16,695
Distribution and service fees	15,616
Portfolio accounting fees	9,310
Trustees’ fees*	502
Miscellaneous	32,584
Total liabilities	31,802,746
Commitments and contingent liabilities (Note 11)	—
Net assets	$13,705,896

Net assets consist of:
Paid in capital	$109,528,777
Total distributable earnings (loss)	(95,822,881)
Net assets	$13,705,896

A-Class:
Net assets	$617,146
Capital shares outstanding	18,003
Net asset value per share	$34.28
Maximum offering price per share (Net asset value divided by 95.25%)	$35.99

C-Class:
Net assets	$157,626
Capital shares outstanding	5,367
Net asset value per share	$29.37

H-Class:
Net assets	$12,931,124
Capital shares outstanding	376,623
Net asset value per share	$34.33

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$24,825
Total investment income	24,825

Expenses:
Management fees	195,516
Distribution and service fees:
A-Class	1,266
C-Class	2,723
H-Class	52,367
Transfer agent and administrative fees	59,260
Portfolio accounting fees	32,588
Interest expense	4,359
Professional fees	4,023
Custodian fees	2,682
Trustees’ fees*	1,617
Miscellaneous	39,612
Total expenses	396,013
Net investment loss	(371,188)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,501)
Swap agreements	27,750,189
Futures contracts	1,998,485
Net realized gain	29,742,173
Net change in unrealized appreciation (depreciation) on:
Investments	(4,702)
Swap agreements	(281,910)
Futures contracts	(5,429)
Net change in unrealized appreciation (depreciation)	(292,041)
Net realized and unrealized gain	29,450,132
Net increase in net assets resulting from operations	$29,078,944

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(371,188)	$(202,797)
Net realized gain (loss) on investments	29,742,173	(12,084,187)
Net change in unrealized appreciation (depreciation) on investments	(292,041)	312,583
Net increase (decrease) in net assets resulting from operations	29,078,944	(11,974,401)

Distributions to shareholders:
A-Class	—	(938)
C-Class	—	(153)
H-Class	—	(17,348)
Total distributions to shareholders	—	(18,439)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,637,997	5,879,937
C-Class	6,590,693	3,487,948
H-Class	1,957,007,657	961,589,206
Distributions reinvested
A-Class	—	930
C-Class	—	142
H-Class	—	16,589
Cost of shares redeemed
A-Class	(5,157,152)	(5,405,150)
C-Class	(6,498,511)	(3,185,892)
H-Class	(1,979,681,177)	(956,184,542)
Net increase (decrease) from capital share transactions	(22,100,493)	6,199,168
Net increase (decrease) in net assets	6,978,451	(5,793,672)

Net assets:
Beginning of year	6,727,445	12,521,117
End of year	$13,705,896	$6,727,445

Capital share activity:
Shares sold
A-Class	149,665	78,505
C-Class	199,291	55,690
H-Class	52,667,562	12,689,258
Shares issued from reinvestment of distributions
A-Class	—	16
C-Class	—	3
H-Class	—	284
Shares redeemed
A-Class	(137,464)	(74,449)
C-Class	(199,226)	(50,789)
H-Class	(52,410,351)	(12,635,690)
Net increase in shares	269,477	62,828

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$51.80	$185.07	$270.16	$375.67	$588.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.48)	.40	.90	(3.00)
Net gain (loss) on investments (realized and unrealized)	(16.94)[d]	(132.65)	(85.39)	(106.41)[d]	(209.92)
Total from investment operations	(17.52)	(133.13)	(84.99)	(105.51)	(212.92)
Less distributions from:
Net investment income	—	(.14)	(.10)	—	—
Total distributions	—	(.14)	(.10)	—	—
Net asset value, end of period	$34.28	$51.80	$185.07	$270.16	$375.67

Total Return[b]	(33.82%)	(71.95%)	(31.48%)	(28.08%)	(36.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$617	$301	$320	$1,342	$256
Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.69%)	0.17%	0.29%	(0.66%)
Total expenses	1.78%	1.81%	1.87%	1.90%	1.81%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$44.74	$161.13	$236.63	$331.26	$522.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.78)	(.48)	(1.00)	(1.30)	(6.30)
Net gain (loss) on investments (realized and unrealized)	(14.59)[d]	(115.77)	(74.40)	(93.33)[d]	(185.05)
Total from investment operations	(15.37)	(116.25)	(75.40)	(94.63)	(191.35)
Less distributions from:
Net investment income	—	(.14)	(.10)	—	—
Total distributions	—	(.14)	(.10)	—	—
Net asset value, end of period	$29.37	$44.74	$161.13	$236.63	$331.26

Total Return[b]	(34.35%)	(72.15%)	(31.89%)	(28.58%)	(36.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158	$237	$64	$233	$219
Ratios to average net assets:
Net investment income (loss)	(2.32%)	(2.44%)	(0.54%)	(0.49%)	(1.44%)
Total expenses	2.52%	2.55%	2.63%	2.58%	2.49%
Portfolio turnover rate	—	—	—	—	—

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$51.83	$185.13	$270.31	$376.26	$589.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.36)	.20	.80	(3.00)
Net gain (loss) on investments (realized and unrealized)	(16.87)[d]	(132.80)	(85.28)	(106.75)[d]	(210.27)
Total from investment operations	(17.50)	(133.16)	(85.08)	(105.95)	(213.27)
Less distributions from:
Net investment income	—	(.14)	(.10)	—	—
Total distributions	—	(.14)	(.10)	—	—
Net asset value, end of period	$34.33	$51.83	$185.13	$270.31	$376.26

Total Return	(33.76%)	(71.93%)	(31.50%)	(28.17%)	(36.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,931	$6,190	$12,137	$11,636	$13,073
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.70%)	0.10%	0.25%	(0.67%)
Total expenses	1.81%	1.85%	1.87%	1.88%	1.80%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 10, 2020.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund H-Class returned 10.00%, while the Dow Jones Industrial Average Index returned 7.11% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Health Care, Information Technology, and Financials. The sectors detracting the most were Industrials and Communication Services.

The holdings contributing the most to the return of the underlying index were UnitedHealth Group, Inc., Microsoft Corp., and Chevron Corp. The holdings detracting the most were Boeing Co., Walt Disney Co., and 3M Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future result

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	7.1%
Goldman Sachs Group, Inc.	4.6%
Microsoft Corp.	4.3%
Home Depot, Inc.	4.2%
McDonald’s Corp.	3.5%
Amgen, Inc.	3.4%
Caterpillar, Inc.	3.1%
Visa, Inc. — Class A	3.1%
salesforce.com, Inc.	3.0%
Honeywell International, Inc.	2.7%
Top Ten Total	39.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	10.00%	18.93%	19.73%
A-Class Shares with sales charge‡	4.78%	17.78%	19.15%
C-Class Shares	9.16%	18.05%	18.85%
C-Class Shares with CDSC§	8.16%	18.05%	18.85%
H-Class Shares	10.00%	18.93%	19.72%
Dow Jones Industrial Average Index	7.11%	13.40%	12.77%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2022
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 73.7%

Consumer, Non-cyclical - 17.2%
UnitedHealth Group, Inc.	5,421	$2,764,547
Amgen, Inc.	5,421	1,310,906
Johnson & Johnson	5,421	960,764
Procter & Gamble Co.	5,421	828,329
Merck & Company, Inc.	5,421	444,793
Coca-Cola Co.	5,421	336,102
Total Consumer, Non-cyclical		6,645,441

Financial - 14.8%
Goldman Sachs Group, Inc.	5,421	1,789,472
Visa, Inc. — Class A	5,421	1,202,215
American Express Co.	5,421	1,013,727
Travelers Companies, Inc.	5,421	990,579
JPMorgan Chase & Co.	5,421	738,991
Total Financial		5,734,984

Consumer, Cyclical - 12.3%
Home Depot, Inc.	5,421	1,622,668
McDonald’s Corp.	5,421	1,340,505
Walmart, Inc.	5,421	807,295
NIKE, Inc. — Class B	5,421	729,450
Walgreens Boots Alliance, Inc.	5,421	242,698
Total Consumer, Cyclical		4,742,616

Technology - 12.2%
Microsoft Corp.	5,421	1,671,348
salesforce.com, Inc.*	5,421	1,150,987
Apple, Inc.	5,421	946,561
International Business Machines Corp.	5,421	704,838
Intel Corp.	5,421	268,665
Total Technology		4,742,399

Industrial - 10.6%
Caterpillar, Inc.	5,421	1,207,907
Honeywell International, Inc.	5,421	1,054,818
Boeing Co.*	5,421	1,038,122
3M Co.	5,421	807,079
Total Industrial		4,107,926

Communications - 3.4%
Walt Disney Co.*	5,421	743,544
Cisco Systems, Inc.	5,421	302,275
Verizon Communications, Inc.	5,421	276,146
Total Communications		1,321,965

Energy - 2.3%
Chevron Corp.	5,421	882,702

Basic Materials - 0.9%
Dow, Inc.	5,421	345,426

Total Common Stocks
(Cost $18,595,122)		28,523,459

	Face Amount
U.S. TREASURY BILLS†† - 9.0%
U.S. Treasury Bills
0.09% due 06/02/22[1,2]	$2,000,000	1,998,875
0.29% due 06/02/22[2]	1,000,000	999,438
0.12% due 05/05/22[2,3]	462,000	461,936
Total U.S. Treasury Bills
(Cost $3,461,153)		3,460,249

REPURCHASE AGREEMENTS††,4 - 19.0%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[1]	4,954,026	4,954,026
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[1]	1,908,070	1,908,070
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[1]	496,098	496,098
Total Repurchase Agreements
(Cost $7,358,194)		7,358,194

Total Investments - 101.7%
(Cost $29,414,469)		$39,341,902
Other Assets & Liabilities, net - (1.7)%		(640,760)
Total Net Assets - 100.0%		$38,701,142

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	69	Jun 2022	$11,934,585	$68,396

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	Pay	0.77% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	04/13/22	852	$29,533,227	$383,787
BNP Paribas	Dow Jones Industrial Average Index	Pay	0.88% (Federal Funds Rate + 0.55%)	At Maturity	04/14/22	210	7,266,047	214,240
							$36,799,274	$598,027

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,523,459	$—	$—	$28,523,459
U.S. Treasury Bills	—	3,460,249	—	3,460,249
Repurchase Agreements	—	7,358,194	—	7,358,194
Equity Futures Contracts**	68,396	—	—	68,396
Equity Index Swap Agreements**	—	598,027	—	598,027
Total Assets	$28,591,855	$11,416,470	$—	$40,008,325

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $22,056,275)	$31,983,708
Repurchase agreements, at value (cost $7,358,194)	7,358,194
Segregated cash with broker	118,384
Unrealized appreciation on OTC swap agreements	598,027
Receivables:
Fund shares sold	2,232,604
Dividends	12,252
Interest	55
Total assets	42,303,224

Liabilities:
Segregated cash due to broker	1,210,000
Payable for:
Fund shares redeemed	2,106,777
Variation margin on futures contracts	188,371
Management fees	28,226
Distribution and service fees	8,892
Transfer agent and administrative fees	8,437
Swap settlement	6,750
Portfolio accounting fees	4,704
Trustees’ fees*	443
Miscellaneous	39,482
Total liabilities	3,602,082
Commitments and contingent liabilities (Note 11)	—
Net assets	$38,701,142

Net assets consist of:
Paid in capital	$30,239,353
Total distributable earnings (loss)	8,461,789
Net assets	$38,701,142

A-Class:
Net assets	$9,374,191
Capital shares outstanding	69,047
Net asset value per share	$135.77
Maximum offering price per share (Net asset value divided by 95.25%)	$142.54

C-Class:
Net assets	$1,594,703
Capital shares outstanding	13,787
Net asset value per share	$115.67

H-Class:
Net assets	$27,732,248
Capital shares outstanding	204,997
Net asset value per share	$135.28

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$769,054
Interest	3,243
Total investment income	772,297

Expenses:
Management fees	430,693
Distribution and service fees:
A-Class	28,618
C-Class	21,962
H-Class	85,532
Transfer agent and administrative fees	131,700
Portfolio accounting fees	71,784
Registration fees	46,466
Professional fees	14,359
Trustees’ fees*	6,105
Custodian fees	5,957
Interest expense	72
Line of credit fees	59
Miscellaneous	29,738
Total expenses	873,045
Net investment loss	(100,748)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,489,679
Swap agreements	3,997,499
Futures contracts	342,929
Net realized gain	7,830,107
Net change in unrealized appreciation (depreciation) on:
Investments	(1,731,029)
Swap agreements	(1,099,228)
Futures contracts	(5,666)
Net change in unrealized appreciation (depreciation)	(2,835,923)
Net realized and unrealized gain	4,994,184
Net increase in net assets resulting from operations	$4,893,436

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(100,748)	$(50,766)
Net realized gain on investments	7,830,107	17,465,931
Net change in unrealized appreciation (depreciation) on investments	(2,835,923)	11,684,446
Net increase in net assets resulting from operations	4,893,436	29,099,611

Distributions to shareholders:
A-Class	(482,028)	—
C-Class	(99,716)	—
H-Class	(1,229,453)	—
Total distributions to shareholders	(1,811,197)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	12,271,047	8,442,837
C-Class	2,259,862	2,261,885
H-Class	434,035,662	415,900,215
Distributions reinvested
A-Class	468,144	—
C-Class	99,150	—
H-Class	1,178,226	—
Cost of shares redeemed
A-Class	(14,863,196)	(9,855,282)
C-Class	(2,785,982)	(3,198,742)
H-Class	(456,375,738)	(407,198,193)
Net increase (decrease) from capital share transactions	(23,712,825)	6,352,720
Net increase (decrease) in net assets	(20,630,586)	35,452,331

Net assets:
Beginning of year	59,331,728	23,879,397
End of year	$38,701,142	$59,331,728

Capital share activity:
Shares sold
A-Class	86,607	94,910
C-Class	18,804	28,887
H-Class	3,086,602	4,530,335
Shares issued from reinvestment of distributions
A-Class	3,201	—
C-Class	794	—
H-Class	8,084	—
Shares redeemed
A-Class	(105,444)	(108,739)
C-Class	(23,200)	(39,290)
H-Class	(3,252,762)	(4,454,526)
Net increase (decrease) in shares	(177,314)	51,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$128.55	$58.38	$93.69	$83.19	$64.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.08)	.44	.34	.26
Net gain (loss) on investments (realized and unrealized)	13.56	70.25	(32.14)	10.16	22.94
Total from investment operations	13.29	70.17	(31.70)	10.50	23.20
Less distributions from:
Net investment income	—	—	(.39)	—	(.13)
Net realized gains	(6.07)	—	(3.22)	—	(4.58)
Total distributions	(6.07)	—	(3.61)	—	(4.71)
Net asset value, end of period	$135.77	$128.55	$58.38	$93.69	$83.19

Total Return[b]	10.00%	120.20%	(35.58%)	12.62%	35.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,374	$10,886	$5,752	$10,799	$11,055
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.08%)	0.45%	0.39%	0.34%
Total expenses	1.79%	1.84%	1.87%	1.87%	1.80%
Portfolio turnover rate	197%	172%	126%	239%	223%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$111.12	$50.84	$82.59	$73.88	$58.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.13)	(.64)	(.28)	(.26)	(.35)
Net gain (loss) on investments (realized and unrealized)	11.75	60.92	(27.86)	8.97	20.70
Total from investment operations	10.62	60.28	(28.14)	8.71	20.35
Less distributions from:
Net investment income	—	—	(.39)	—	(.13)
Net realized gains	(6.07)	—	(3.22)	—	(4.58)
Total distributions	(6.07)	—	(3.61)	—	(4.71)
Net asset value, end of period	$115.67	$111.12	$50.84	$82.59	$73.88

Total Return[b]	9.16%	118.57%	(36.06%)	11.79%	34.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,595	$1,932	$1,413	$2,284	$3,465
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.81%)	(0.32%)	(0.34%)	(0.49%)
Total expenses	2.54%	2.59%	2.62%	2.61%	2.54%
Portfolio turnover rate	197%	172%	126%	239%	223%

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$128.11	$58.19	$93.39	$82.92	$64.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.08)	.43	.32	.14
Net gain (loss) on investments (realized and unrealized)	13.48	70.00	(32.02)	10.15	22.99
Total from investment operations	13.24	69.92	(31.59)	10.47	23.13
Less distributions from:
Net investment income	—	—	(.39)	—	(.13)
Net realized gains	(6.07)	—	(3.22)	—	(4.58)
Total distributions	(6.07)	—	(3.61)	—	(4.71)
Net asset value, end of period	$135.28	$128.11	$58.19	$93.39	$82.92

Total Return	10.00%	120.16%	(35.58%)	12.63%	35.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,732	$46,513	$16,715	$33,340	$46,021
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.09%)	0.43%	0.36%	0.18%
Total expenses	1.79%	1.84%	1.88%	1.87%	1.80%
Portfolio turnover rate	197%	172%	126%	239%	223%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund H-Class returned -18.64%, while the Dow Jones Industrial Average Index returned 7.11% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Health Care, Information Technology, and Financials. The sectors detracting the most were Industrials and Communication Services.

The holdings contributing the most to the return of the underlying index were UnitedHealth Group, Inc., Microsoft Corp., and Chevron Corp. The holdings detracting the most were Boeing Co., Walt Disney Co., and 3M Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(18.52%)	(30.33%)	(27.79%)
A-Class Shares with sales charge‡	(22.39%)	(31.00%)	(28.14%)
C-Class Shares	(19.19%)	(30.87%)	(28.35%)
C-Class Shares with CDSC§	(19.99%)	(30.87%)	(28.35%)
H-Class Shares	(18.64%)	(30.34%)	(27.77%)
Dow Jones Industrial Average Index	7.11%	13.40%	12.77%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 23.2%
Federal Farm Credit Bank
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	$500,000	$499,956
0.77% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22◊	400,000	400,043
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	180,000	180,092
Total Federal Agency Notes
(Cost $1,080,000)		1,080,091

U.S. TREASURY BILLS†† - 17.1%
U.S. Treasury Bills
0.09% due 06/02/22[1,2]	800,000	799,550
Total U.S. Treasury Bills
(Cost $799,878)		799,550

REPURCHASE AGREEMENTS††,3 - 73.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[1]	2,298,061	2,298,061
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[1]	885,111	885,111
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[1]	230,129	230,129
Total Repurchase Agreements
(Cost $3,413,301)		3,413,301

Total Investments - 113.5%
(Cost $5,293,179)		$5,292,942
Other Assets & Liabilities, net - (13.5)%		(631,384)
Total Net Assets - 100.0%		$4,661,558

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	Receive	0.48% (Federal Funds Rate + 0.15%)	At Maturity	04/14/22	120	$4,177,375	$53,796
Barclays Bank plc	Dow Jones Industrial Average Index	Receive	0.52% (U.S. Secured Overnight Financing Rate + 0.25%)	At Maturity	04/13/22	148	5,143,503	(15,267)
							$9,320,878	$38,529

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$1,080,091	$—	$1,080,091
U.S. Treasury Bills	—	799,550	—	799,550
Repurchase Agreements	—	3,413,301	—	3,413,301
Equity Index Swap Agreements**	—	53,796	—	53,796
Total Assets	$—	$5,346,738	$—	$5,346,738

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$15,267	$—	$15,267

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $1,879,878)	$1,879,641
Repurchase agreements, at value (cost $3,413,301)	3,413,301
Segregated cash with broker	17,000
Unrealized appreciation on OTC swap agreements	53,796
Receivables:
Fund shares sold	180,889
Interest	776
Total assets	5,545,403

Liabilities:
Unrealized depreciation on OTC swap agreements	15,267
Payable for:
Swap settlement	453,727
Fund shares redeemed	401,971
Management fees	4,258
Distribution and service fees	2,101
Transfer agent and administrative fees	1,273
Portfolio accounting fees	710
Trustees’ fees*	56
Miscellaneous	4,482
Total liabilities	883,845
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,661,558

Net assets consist of:
Paid in capital	$52,095,087
Total distributable earnings (loss)	(47,433,529)
Net assets	$4,661,558

A-Class:
Net assets	$628,729
Capital shares outstanding	14,455
Net asset value per share	$43.50
Maximum offering price per share (Net asset value divided by 95.25%)	$45.67

C-Class:
Net assets	$1,379,503
Capital shares outstanding	36,587
Net asset value per share	$37.70

H-Class:
Net assets	$2,653,326
Capital shares outstanding	60,846
Net asset value per share	$43.61

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$9,953
Total investment income	9,953

Expenses:
Management fees	42,872
Distribution and service fees:
A-Class	1,832
C-Class	9,582
H-Class	7,685
Transfer agent and administrative fees	13,087
Portfolio accounting fees	7,147
Professional fees	876
Trustees’ fees*	638
Custodian fees	591
Interest expense	8
Miscellaneous	8,074
Total expenses	92,392
Net investment loss	(82,439)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,062)
Swap agreements	(1,106,512)
Futures contracts	(93,784)
Net realized loss	(1,203,358)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,575)
Swap agreements	135,956
Futures contracts	6,249
Net change in unrealized appreciation (depreciation)	138,630
Net realized and unrealized loss	(1,064,728)
Net decrease in net assets resulting from operations	$(1,147,167)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(82,439)	$(109,508)
Net realized loss on investments	(1,203,358)	(7,430,375)
Net change in unrealized appreciation (depreciation) on investments	138,630	132,651
Net decrease in net assets resulting from operations	(1,147,167)	(7,407,232)

Distributions to shareholders:
A-Class	—	(386)
C-Class	—	(133)
H-Class	—	(2,103)
Total distributions to shareholders	—	(2,622)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,141,278	6,353,890
C-Class	2,829,315	3,167,254
H-Class	156,650,490	240,979,379
Distributions reinvested
A-Class	—	287
C-Class	—	73
H-Class	—	2,082
Cost of shares redeemed
A-Class	(4,766,371)	(7,009,499)
C-Class	(1,587,034)	(2,952,697)
H-Class	(155,634,745)	(239,542,977)
Net increase from capital share transactions	2,632,933	997,792
Net increase (decrease) in net assets	1,485,766	(6,412,062)

Net assets:
Beginning of year	3,175,792	9,587,854
End of year	$4,661,558	$3,175,792

Capital share activity:
Shares sold
A-Class	113,924	73,423
C-Class	71,122	44,606
H-Class	3,408,090	2,930,710
Shares issued from reinvestment of distributions
A-Class	—	4
C-Class	—	1
H-Class	—	32
Shares redeemed
A-Class	(106,709)	(79,318)
C-Class	(40,080)	(42,041)
H-Class	(3,394,460)	(2,932,116)
Net increase (decrease) in shares	51,887	(4,699)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$53.39	$148.69	$145.60	$181.75	$265.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.26)	.15	.45	(1.65)
Net gain (loss) on investments (realized and unrealized)	(9.19)	(95.01)	3.24	(36.60)	(82.23)
Total from investment operations	(9.89)	(95.27)	3.39	(36.15)	(83.88)
Less distributions from:
Net investment income	—	(.03)	(.30)	—	—
Total distributions	—	(.03)	(.30)	—	—
Net asset value, end of period	$43.50	$53.39	$148.69	$145.60	$181.75

Total Return[b]	(18.52%)	(64.07%)	2.27%	(19.88%)	(31.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$629	$387	$1,952	$964	$573
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.66%)	0.12%	0.25%	(0.78%)
Total expenses	1.77%	1.85%	1.86%	1.88%	1.80%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$46.65	$130.74	$129.05	$162.44	$239.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(.30)	(.75)	(.90)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(8.05)	(83.76)	2.74	(32.49)	(74.74)
Total from investment operations	(8.95)	(84.06)	1.99	(33.39)	(77.14)
Less distributions from:
Net investment income	—	(.03)	(.30)	—	—
Total distributions	—	(.03)	(.30)	—	—
Net asset value, end of period	$37.70	$46.65	$130.74	$129.05	$162.44

Total Return[b]	(19.19%)	(64.32%)	1.63%	(20.59%)	(32.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,380	$259	$389	$212	$1,028
Ratios to average net assets:
Net investment income (loss)	(2.33%)	(2.41%)	(0.66%)	(0.59%)	(1.39%)
Total expenses	2.52%	2.59%	2.62%	2.56%	2.55%
Portfolio turnover rate	—	—	—	—	—

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$53.60	$149.13	$145.97	$182.43	$266.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.22)	— [c]	.30	(1.50)
Net gain (loss) on investments (realized and unrealized)	(9.30)	(95.28)	3.46	(36.76)	(82.57)
Total from investment operations	(9.99)	(95.50)	3.46	(36.46)	(84.07)
Less distributions from:
Net investment income	—	(.03)	(.30)	—	—
Total distributions	—	(.03)	(.30)	—	—
Net asset value, end of period	$43.61	$53.60	$149.13	$145.97	$182.43

Total Return	(18.64%)	(64.04%)	2.37%	(19.98%)	(31.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,653	$2,531	$7,246	$4,179	$5,957
Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.66%)	0.06%	0.20%	(0.74%)
Total expenses	1.80%	1.84%	1.87%	1.89%	1.80%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund H-Class returned -17.52%, while the Russell 2000 Index returned -5.79% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Energy, Real Estate, and Utilities. The sectors detracting the most were Health Care, Consumer Discretionary, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Ovintiv, Inc., and Antero Resources Corp. The holdings detracting the most were Invitae Corp., Bridgebio Pharma, Inc., and Redfin Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Index ETF	0.7%
Vanguard Russell 2000 ETF	0.6%
Ovintiv, Inc.	0.2%
AMC Entertainment Holdings, Inc. — Class A	0.2%
Avis Budget Group, Inc.	0.2%
BJ’s Wholesale Club Holdings, Inc.	0.1%
Tenet Healthcare Corp.	0.1%
Chesapeake Energy Corp.	0.1%
Tetra Tech, Inc.	0.1%
Antero Resources Corp.	0.1%
Top Ten Total	2.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(17.50%)	9.27%	14.48%
A-Class Shares with sales charge‡	(21.42%)	8.21%	13.92%
C-Class Shares	(18.13%)	8.46%	13.64%
C-Class Shares with CDSC§	(18.93%)	8.46%	13.64%
H-Class Shares	(17.52%)	9.16%	14.41%
Russell 2000 Index	(5.79%)	9.74%	12.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only: performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 38.3%

Financial - 9.0%
EastGroup Properties, Inc. REIT	212	$43,095
STAG Industrial, Inc. REIT	940	38,869
SouthState Corp.	406	33,126
Independence Realty Trust, Inc. REIT	1,159	30,644
First Financial Bankshares, Inc.	682	30,090
Glacier Bancorp, Inc.	578	29,062
Terreno Realty Corp. REIT	389	28,805
Selective Insurance Group, Inc.	314	28,059
Cadence Bank	949	27,768
Valley National Bancorp	2,115	27,537
National Storage Affiliates Trust REIT	429	26,924
Blackstone Mortgage Trust, Inc. — Class A REIT	830	26,386
Ryman Hospitality Properties, Inc. REIT*	283	26,254
Kite Realty Group Trust REIT	1,147	26,117
Kinsale Capital Group, Inc.	114	25,994
Innovative Industrial Properties, Inc. REIT	124	25,470
Old National Bancorp	1,553	25,438
ServisFirst Bancshares, Inc.	263	25,061
Agree Realty Corp. REIT	369	24,487
United Bankshares, Inc.	697	24,311
Hancock Whitney Corp.	457	23,833
Essent Group Ltd.	573	23,613
Houlihan Lokey, Inc.	268	23,530
RLI Corp.	211	23,343
LXP Industrial Trust REIT	1,475	23,157
UMB Financial Corp.	231	22,444
Silvergate Capital Corp. — Class A*	147	22,134
Outfront Media, Inc. REIT	769	21,863
Healthcare Realty Trust, Inc. REIT	779	21,407
Radian Group, Inc.	951	21,122
Phillips Edison & Company, Inc. REIT	599	20,600
Physicians Realty Trust REIT	1,164	20,417
Apple Hospitality REIT, Inc.	1,132	20,342
Walker & Dunlop, Inc.	155	20,060
Community Bank System, Inc.	283	19,852
BankUnited, Inc.	449	19,738
Independent Bank Corp.	241	19,687
Eastern Bankshares, Inc.	907	19,537
United Community Banks, Inc.	553	19,244
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	404	19,162
DigitalBridge Group, Inc. REIT*	2,561	18,439
PotlatchDeltic Corp. REIT	348	18,350
Home BancShares, Inc.	806	18,216
Broadstone Net Lease, Inc. REIT	832	18,121
Investors Bancorp, Inc.	1,208	18,035
Trupanion, Inc.*	202	18,002
Sabra Health Care REIT, Inc.	1,206	17,957
Associated Banc-Corp.	787	17,912
Macerich Co. REIT	1,129	17,658
PS Business Parks, Inc. REIT	105	17,648
Pacific Premier Bancorp, Inc.	495	17,498
American Equity Investment Life Holding Co.	436	17,401
Enstar Group Ltd.*	66	17,236
Corporate Office Properties Trust REIT	598	17,067
Cathay General Bancorp	381	17,050
First Interstate BancSystem, Inc. — Class A	463	17,025
Pebblebrook Hotel Trust REIT	686	16,793
Federated Hermes, Inc. — Class B	493	16,792
CVB Financial Corp.	719	16,688
Essential Properties Realty Trust, Inc. REIT	639	16,167
Equity Commonwealth REIT*	570	16,080
WSFS Financial Corp.	342	15,944
CNO Financial Group, Inc.	631	15,832
Focus Financial Partners, Inc. — Class A*	341	15,597
Ameris Bancorp	351	15,402
Texas Capital Bancshares, Inc.*	268	15,359
Kennedy-Wilson Holdings, Inc.	629	15,341
Simmons First National Corp. — Class A	584	15,312
SITE Centers Corp. REIT	916	15,306
Moelis & Co. — Class A	322	15,118
Cushman & Wakefield plc*	733	15,034
Chimera Investment Corp. REIT	1,244	14,978
Mr Cooper Group, Inc.*	326	14,888
Atlantic Union Bankshares Corp.	400	14,676
Uniti Group, Inc. REIT	1,037	14,269
Hamilton Lane, Inc. — Class A	184	14,221
Newmark Group, Inc. — Class A	882	14,041
Independent Bank Group, Inc.	197	14,019
Fulton Financial Corp.	841	13,977
Axos Financial, Inc.*	300	13,917
First BanCorp	1,044	13,697
National Health Investors, Inc. REIT	231	13,631
Sunstone Hotel Investors, Inc. REIT*	1,149	13,535
Navient Corp.	793	13,513
Columbia Banking System, Inc.	414	13,360
Arbor Realty Trust, Inc. REIT	759	12,949
Brandywine Realty Trust REIT	896	12,669
First Merchants Corp.	302	12,563
RLJ Lodging Trust REIT	874	12,306
Piper Sandler Cos.	93	12,206
Retail Opportunity Investments Corp. REIT	628	12,177
Artisan Partners Asset Management, Inc. — Class A	309	12,159
International Bancshares Corp.	283	11,945
Triumph Bancorp, Inc.*	125	11,753
Urban Edge Properties REIT	613	11,708
Flagstar Bancorp, Inc.	275	11,660
Xenia Hotels & Resorts, Inc. REIT*	602	11,613
Washington Real Estate Investment Trust REIT	448	11,424
First Financial Bancorp	491	11,318
Piedmont Office Realty Trust, Inc. — Class A REIT	654	11,262
Washington Federal, Inc.	343	11,257
Cohen & Steers, Inc.	130	11,166
DiamondRock Hospitality Co. REIT*	1,105	11,160

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
WesBanco, Inc.	322	$11,064
Four Corners Property Trust, Inc. REIT	408	11,032
McGrath RentCorp	127	10,792
Paramount Group, Inc. REIT	986	10,757
TowneBank	354	10,599
Banner Corp.	181	10,594
NexPoint Residential Trust, Inc. REIT	117	10,566
Sandy Spring Bancorp, Inc.	235	10,556
St. Joe Co.	175	10,367
Apollo Commercial Real Estate Finance, Inc. REIT	740	10,308
PRA Group, Inc.*	228	10,278
Heartland Financial USA, Inc.	213	10,188
Trustmark Corp.	334	10,150
Genworth Financial, Inc. — Class A*	2,677	10,119
Seacoast Banking Corporation of Florida	287	10,051
Two Harbors Investment Corp. REIT	1,816	10,042
Park National Corp.	76	9,985
American Assets Trust, Inc. REIT	263	9,965
Acadia Realty Trust REIT	458	9,925
Hope Bancorp, Inc.	614	9,873
Redfin Corp.*	545	9,832
CareTrust REIT, Inc.	509	9,824
Easterly Government Properties, Inc. REIT	458	9,682
Renasant Corp.	289	9,667
Hilltop Holdings, Inc.	328	9,643
Veritex Holdings, Inc.	251	9,581
Realogy Holdings Corp.*	609	9,549
Provident Financial Services, Inc.	408	9,547
Eagle Bancorp, Inc.	167	9,521
Bank of NT Butterfield & Son Ltd.	265	9,508
MFA Financial, Inc. REIT	2,338	9,422
Lakeland Financial Corp.	129	9,417
Tanger Factory Outlet Centers, Inc. REIT	541	9,300
Horace Mann Educators Corp.	221	9,244
NMI Holdings, Inc. — Class A*	443	9,135
Virtus Investment Partners, Inc.	38	9,120
Flywire Corp.*	295	9,021
Alexander & Baldwin, Inc. REIT	383	8,882
Enterprise Financial Services Corp.	187	8,847
PennyMac Mortgage Investment Trust REIT	518	8,749
Northwest Bancshares, Inc.	646	8,727
Global Net Lease, Inc. REIT	551	8,667
Live Oak Bancshares, Inc.	168	8,550
Stewart Information Services Corp.	141	8,546
Meta Financial Group, Inc.	154	8,458
PennyMac Financial Services, Inc.	158	8,406
iStar, Inc. REIT[1]	357	8,357
Customers Bancorp, Inc.*	160	8,342
Palomar Holdings, Inc.*	130	8,319
LendingClub Corp.*	526	8,300
Westamerica BanCorp	137	8,289
Encore Capital Group, Inc.*	129	8,092
Veris Residential, Inc. REIT*	464	8,069
NBT Bancorp, Inc.	223	8,057
PJT Partners, Inc. — Class A	127	8,016
LTC Properties, Inc. REIT	206	7,925
StepStone Group, Inc. — Class A	239	7,901
Bancorp, Inc.*	277	7,847
Industrial Logistics Properties Trust REIT	343	7,776
FB Financial Corp.	175	7,773
Service Properties Trust REIT	867	7,656
Nelnet, Inc. — Class A	90	7,649
ProAssurance Corp.	284	7,634
First Commonwealth Financial Corp.	499	7,565
First BanCorp Puerto Rico	181	7,560
Berkshire Hills Bancorp, Inc.	259	7,503
BancFirst Corp.	90	7,489
B. Riley Financial, Inc.	107	7,486
Goosehead Insurance, Inc. — Class A	95	7,464
Capitol Federal Financial, Inc.	686	7,464
Centerspace REIT	76	7,457
Empire State Realty Trust, Inc. — Class A REIT	756	7,424
American National Group, Inc.	39	7,375
BGC Partners, Inc. — Class A	1,676	7,374
New York Mortgage Trust, Inc. REIT	2,005	7,318
LendingTree, Inc.*	61	7,300
Enova International, Inc.*	191	7,252
Ladder Capital Corp. — Class A REIT	601	7,134
eXp World Holdings, Inc.	330	6,986
OFG Bancorp	260	6,926
Safety Insurance Group, Inc.	76	6,905
Argo Group International Holdings Ltd.	167	6,894
Preferred Apartment Communities, Inc. — Class A REIT	275	6,859
Stock Yards Bancorp, Inc.	128	6,771
First Busey Corp.	267	6,766
BRP Group, Inc. — Class A*	250	6,707
Southside Bancshares, Inc.	164	6,696
StoneX Group, Inc.*	90	6,681
Marcus & Millichap, Inc.	125	6,585
Dime Community Bancshares, Inc.	189	6,534
Office Properties Income Trust REIT	253	6,510
Nicolet Bankshares, Inc.*	69	6,456
Brookline Bancorp, Inc.	406	6,423
Redwood Trust, Inc. REIT	605	6,371
First Foundation, Inc.	262	6,364
ConnectOne Bancorp, Inc.	197	6,306
National Bank Holdings Corp. — Class A	156	6,284
City Holding Co.	79	6,217
OceanFirst Financial Corp.	308	6,191
Premier Financial Corp.	202	6,127
Getty Realty Corp. REIT	214	6,125
Safehold, Inc. REIT	110	6,100
RPT Realty REIT	442	6,086
Employers Holdings, Inc.	148	6,071
S&T Bancorp, Inc.	205	6,064
Gladstone Land Corp. REIT	165	6,009
Broadmark Realty Capital, Inc. REIT	680	5,882
Tompkins Financial Corp.	75	5,870

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Apartment Investment and Management Co. — Class A REIT*	797	$5,834
TriCo Bancshares	145	5,804
UMH Properties, Inc. REIT	230	5,656
Banc of California, Inc.	289	5,595
Preferred Bank/Los Angeles CA	74	5,483
Summit Hotel Properties, Inc. REIT*	548	5,458
Metropolitan Bank Holding Corp.*	53	5,394
Radius Global Infrastructure, Inc. — Class A*	377	5,384
Lakeland Bancorp, Inc.	322	5,377
Community Healthcare Trust, Inc. REIT	126	5,318
Ready Capital Corp. REIT	353	5,316
Farmer Mac — Class C	48	5,207
Necessity Retail REIT, Inc.	656	5,189
Global Medical REIT, Inc.	317	5,173
HomeStreet, Inc.	109	5,164
TriState Capital Holdings, Inc.*	154	5,117
Ellington Financial, Inc. REIT	284	5,041
Blucora, Inc.*	257	5,024
AMERISAFE, Inc.	101	5,017
Armada Hoffler Properties, Inc. REIT	340	4,964
Origin Bancorp, Inc.	117	4,948
German American Bancorp, Inc.	130	4,939
Kearny Financial Corp.	375	4,830
James River Group Holdings Ltd.	194	4,800
Washington Trust Bancorp, Inc.	90	4,725
Amerant Bancorp, Inc.	149	4,707
NETSTREIT Corp. REIT	209	4,690
Heritage Financial Corp.	182	4,561
QCR Holdings, Inc.	80	4,527
Allegiance Bancshares, Inc.	101	4,513
Columbia Financial, Inc.*	207	4,453
Plymouth Industrial REIT, Inc.	164	4,444
World Acceptance Corp.*	23	4,412
Gladstone Commercial Corp. REIT	194	4,272
Horizon Bancorp, Inc.	226	4,219
Peoples Bancorp, Inc.	134	4,196
WisdomTree Investments, Inc.	711	4,174
1st Source Corp.	90	4,162
GEO Group, Inc. REIT*	623	4,118
BrightSpire Capital, Inc. REIT	445	4,116
Brightsphere Investment Group, Inc.	169	4,098
Univest Financial Corp.	153	4,094
Central Pacific Financial Corp.	145	4,045
Diversified Healthcare Trust REIT	1,253	4,010
City Office REIT, Inc.	226	3,991
Hanmi Financial Corp.	161	3,962
ARMOUR Residential REIT, Inc.[1]	470	3,948
CrossFirst Bankshares, Inc.*	250	3,940
Universal Health Realty Income Trust REIT	67	3,911
MBIA, Inc.*	252	3,878
KKR Real Estate Finance Trust, Inc. REIT	187	3,854
Cowen, Inc. — Class A	141	3,821
Invesco Mortgage Capital, Inc. REIT	1,658	3,780
Camden National Corp.	80	3,763
TPG RE Finance Trust, Inc. REIT	317	3,744
HarborOne Bancorp, Inc.	259	3,631
First Bancshares, Inc.	107	3,602
Ares Commercial Real Estate Corp. REIT	231	3,585
Flushing Financial Corp.	159	3,554
International Money Express, Inc.*	171	3,524
Byline Bancorp, Inc.	132	3,522
SiriusPoint Ltd.*	467	3,493
Chatham Lodging Trust REIT*	252	3,475
Heritage Commerce Corp.	308	3,465
United Fire Group, Inc.	111	3,449
Community Trust Bancorp, Inc.	83	3,420
First Mid Bancshares, Inc.	88	3,387
Peapack-Gladstone Financial Corp.	97	3,371
Northfield Bancorp, Inc.	232	3,332
Saul Centers, Inc. REIT	63	3,320
Great Southern Bancorp, Inc.	56	3,305
Midland States Bancorp, Inc.	113	3,261
Whitestone REIT — Class B	243	3,220
TrustCo Bank Corporation NY	100	3,193
Diamond Hill Investment Group, Inc.	17	3,184
Franklin Street Properties Corp. REIT	538	3,174
Granite Point Mortgage Trust, Inc. REIT	284	3,158
Dynex Capital, Inc. REIT[1]	190	3,078
Cambridge Bancorp	36	3,060
CBTX, Inc.	97	3,007
Urstadt Biddle Properties, Inc. — Class A REIT	158	2,972
National Western Life Group, Inc. — Class A	14	2,946
Bank of Marin Bancorp	83	2,911
Mercantile Bank Corp.	81	2,869
Alexander’s, Inc. REIT	11	2,819
Farmers National Banc Corp.	163	2,781
Douglas Elliman, Inc.	379	2,767
Hingham Institution For Savings The	8	2,746
RE/MAX Holdings, Inc. — Class A	97	2,690
First Financial Corp.	62	2,683
Franklin BSP Realty Trust, Inc. REIT	190	2,656
One Liberty Properties, Inc. REIT	85	2,617
Bank First Corp.	35	2,520
RMR Group, Inc. — Class A	81	2,519
Seritage Growth Properties REIT*	198	2,507
Financial Institutions, Inc.	83	2,501
Ambac Financial Group, Inc.*	239	2,486
MidWestOne Financial Group, Inc.	75	2,483
First Community Bankshares, Inc.	88	2,482
Business First Bancshares, Inc.	101	2,457
First of Long Island Corp.	125	2,432
Coastal Financial Corp.*	53	2,425
Independent Bank Corp.	108	2,376
Arrow Financial Corp.	73	2,367
HomeTrust Bancshares, Inc.	80	2,362
Carter Bankshares, Inc.*	136	2,362
Metrocity Bankshares, Inc.	100	2,348
Orchid Island Capital, Inc. REIT[1]	718	2,334

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Equity Bancshares, Inc. — Class A	71	$2,294
West BanCorp, Inc.	84	2,286
Capstar Financial Holdings, Inc.	108	2,277
GCM Grosvenor, Inc. — Class A	234	2,272
Bar Harbor Bankshares	78	2,232
CNB Financial Corp.	84	2,211
Waterstone Financial, Inc.	114	2,205
Republic Bancorp, Inc. — Class A	49	2,202
MVB Financial Corp.	53	2,199
Indus Realty Trust, Inc. REIT	30	2,193
Alerus Financial Corp.	79	2,184
AssetMark Financial Holdings, Inc.*	96	2,136
Merchants Bancorp	78	2,136
Oppenheimer Holdings, Inc. — Class A	49	2,135
CatchMark Timber Trust, Inc. — Class A REIT	259	2,124
Old Second Bancorp, Inc.	146	2,118
American National Bankshares, Inc.	56	2,110
First Internet Bancorp	49	2,107
FRP Holdings, Inc.*	36	2,081
Farmland Partners, Inc. REIT	151	2,076
CTO Realty Growth, Inc. REIT	31	2,056
Southern Missouri Bancorp, Inc.	41	2,048
HCI Group, Inc.	30	2,045
Regional Management Corp.	42	2,040
Blue Foundry Bancorp*	149	2,019
Citizens & Northern Corp.	82	1,999
Mid Penn Bancorp, Inc.	74	1,984
Southern First Bancshares, Inc.*	39	1,983
Selectquote, Inc.*	708	1,975
Enterprise Bancorp, Inc.	49	1,966
Universal Insurance Holdings, Inc.	143	1,929
Peoples Financial Services Corp.	38	1,918
Civista Bancshares, Inc.	79	1,904
Capital City Bank Group, Inc.	71	1,872
SmartFinancial, Inc.	73	1,867
Braemar Hotels & Resorts, Inc. REIT	302	1,866
Bridgewater Bancshares, Inc.*	111	1,851
Sierra Bancorp	74	1,849
Five Star Bancorp	65	1,839
Primis Financial Corp.	128	1,789
RBB Bancorp	75	1,762
Spirit of Texas Bancshares, Inc.	67	1,761
Enact Holdings, Inc.	78	1,736
Sculptor Capital Management, Inc.*	117	1,630
eHealth, Inc.*	131	1,626
First Bancorp, Inc.	54	1,624
Oportun Financial Corp.*	111	1,594
Tiptree, Inc. — Class A	124	1,593
Home Bancorp, Inc.	39	1,591
Summit Financial Group, Inc.	62	1,587
EZCORP, Inc. — Class A*	262	1,583
Hersha Hospitality Trust REIT*	170	1,544
South Plains Financial, Inc.	56	1,488
Guaranty Bancshares, Inc.	42	1,470
BRT Apartments Corp. REIT	60	1,438
Northrim BanCorp, Inc.	33	1,438
Curo Group Holdings Corp.	110	1,436
Investors Title Co.	7	1,422
Blue Ridge Bankshares, Inc.	92	1,396
PCSB Financial Corp.	71	1,357
Great Ajax Corp. REIT	115	1,349
Atlanticus Holdings Corp.*	26	1,347
Provident Bancorp, Inc.	83	1,346
AFC Gamma, Inc. REIT	70	1,338
Orrstown Financial Services, Inc.	57	1,307
Amalgamated Financial Corp.	72	1,294
Red River Bancshares, Inc.	24	1,270
Macatawa Bank Corp.	139	1,252
Republic First Bancorp, Inc.*	235	1,213
FS Bancorp, Inc.	38	1,178
Postal Realty Trust, Inc. — Class A REIT	70	1,177
First Bank/Hamilton NJ	82	1,166
Greenhill & Company, Inc.	74	1,145
Citizens, Inc.*	263	1,115
Luther Burbank Corp.	81	1,076
Donegal Group, Inc. — Class A	78	1,046
Ocwen Financial Corp.*	43	1,022
Greenlight Capital Re Ltd. — Class A*	139	983
HBT Financial, Inc.	54	982
Heritage Insurance Holdings, Inc.	137	978
Fidelity D&D Bancorp, Inc.	21	975
Capital Bancorp, Inc.	42	960
Legacy Housing Corp.*	43	923
Ashford Hospitality Trust, Inc. REIT*	90	918
Maiden Holdings Ltd.*	366	882
NI Holdings, Inc.*	46	780
MetroMile, Inc.*	541	714
Pzena Investment Management, Inc. — Class A	88	706
Angel Oak Mortgage, Inc. REIT	41	673
Crawford & Co. — Class A	87	658
Pioneer Bancorp, Inc.*	61	642
GAMCO Investors, Inc. — Class A	27	597
Clipper Realty, Inc. REIT	65	590
Chicago Atlantic Real Estate Finance, Inc.	31	550
Velocity Financial, Inc.*	46	503
Third Coast Bancshares, Inc.*	20	462
Trean Insurance Group, Inc.*	93	436
Associated Capital Group, Inc. — Class A	9	377
Fathom Holdings, Inc.*	35	374
United Insurance Holdings Corp.	107	354
Finance of America Companies, Inc. — Class A*	107	325
Retail Value, Inc. REIT	92	282
Stronghold Digital Mining, Inc. — Class A*	39	228
Rafael Holdings, Inc. — Class B*	55	138
Home Point Capital, Inc.	38	118
Total Financial		3,377,518

Consumer, Non-cyclical - 9.0%
Avis Budget Group, Inc.*	217	57,136
Tenet Healthcare Corp.*	557	47,880

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
WillScot Mobile Mini Holdings Corp.*	1,094	$42,808
Performance Food Group Co.*	796	40,524
Shockwave Medical, Inc.*	177	36,703
Inspire Medical Systems, Inc.*	141	36,193
Biohaven Pharmaceutical Holding Company Ltd.*	292	34,622
ASGN, Inc.*	268	31,278
Omnicell, Inc.*	231	29,912
Halozyme Therapeutics, Inc.*	732	29,192
HealthEquity, Inc.*	429	28,932
LHC Group, Inc.*	161	27,145
Intellia Therapeutics, Inc.*	368	26,743
AMN Healthcare Services, Inc.*	249	25,978
Intra-Cellular Therapies, Inc.*	421	25,761
Ensign Group, Inc.	277	24,933
Helen of Troy Ltd.*	127	24,872
Medpace Holdings, Inc.*	152	24,866
Arrowhead Pharmaceuticals, Inc.*	538	24,743
Triton International Ltd.	351	24,633
iRhythm Technologies, Inc.*	156	24,565
Option Care Health, Inc.*	840	23,990
LivaNova plc*	282	23,076
CONMED Corp.	152	22,580
API Group Corp.*	1,065	22,397
Alkermes plc*	848	22,311
Herc Holdings, Inc.	132	22,056
TriNet Group, Inc.*	214	21,049
Apellis Pharmaceuticals, Inc.*	412	20,934
Sanderson Farms, Inc.	107	20,062
STAAR Surgical Co.*	251	20,057
Blueprint Medicines Corp.*	309	19,739
Lantheus Holdings, Inc.*	355	19,635
Insperity, Inc.	192	19,281
Sprouts Farmers Market, Inc.*	597	19,092
Korn Ferry	285	18,508
Merit Medical Systems, Inc.*	272	18,093
Pacira BioSciences, Inc.*	233	17,783
Neogen Corp.*	568	17,517
Progyny, Inc.*	339	17,425
Brink’s Co.	254	17,272
Simply Good Foods Co.*	450	17,078
Owens & Minor, Inc.	383	16,860
Haemonetics Corp.*	266	16,817
R1 RCM, Inc.*	628	16,805
Arvinas, Inc.*	248	16,690
Fate Therapeutics, Inc.*	428	16,594
Alarm.com Holdings, Inc.*	249	16,549
Inari Medical, Inc.*	182	16,496
ABM Industries, Inc.	356	16,390
Hostess Brands, Inc.*	729	15,994
Celsius Holdings, Inc.*	284	15,671
NuVasive, Inc.*	274	15,536
Beam Therapeutics, Inc.*	271	15,528
AtriCure, Inc.*	236	15,498
BioCryst Pharmaceuticals, Inc.*	950	15,447
Denali Therapeutics, Inc.*	480	15,442
Cytokinetics, Inc.*	418	15,387
ACADIA Pharmaceuticals, Inc.*	633	15,331
Axonics, Inc.*	241	15,087
Lancaster Colony Corp.	101	15,064
Karuna Therapeutics, Inc.*	117	14,834
Insmed, Inc.*	624	14,664
Patterson Companies, Inc.	453	14,664
Twist Bioscience Corp.*	290	14,320
Marathon Digital Holdings, Inc.*,1	505	14,115
Prestige Consumer Healthcare, Inc.*	264	13,976
Select Medical Holdings Corp.	582	13,962
Integer Holdings Corp.*	173	13,939
Glaukos Corp.*	240	13,877
BellRing Brands, Inc.*	594	13,709
PTC Therapeutics, Inc.*	367	13,693
Nevro Corp.*	183	13,236
WD-40 Co.	72	13,193
Amicus Therapeutics, Inc.*	1,388	13,144
EVERTEC, Inc.	320	13,098
LiveRamp Holdings, Inc.*	348	13,012
United Natural Foods, Inc.*	302	12,488
Coca-Cola Consolidated, Inc.	25	12,421
Graham Holdings Co. — Class B	20	12,229
John Wiley & Sons, Inc. — Class A	227	12,038
J & J Snack Foods Corp.	77	11,943
Riot Blockchain, Inc.*,1	563	11,919
Cal-Maine Foods, Inc.	215	11,872
Ortho Clinical Diagnostics Holdings plc*	636	11,868
Primo Water Corp.	831	11,842
Global Blood Therapeutics, Inc.*	327	11,327
Relay Therapeutics, Inc.*	369	11,044
CBIZ, Inc.*	260	10,912
Emergent BioSolutions, Inc.*	259	10,635
Myriad Genetics, Inc.*	418	10,534
Edgewell Personal Care Co.	287	10,524
Medifast, Inc.	61	10,418
Corcept Therapeutics, Inc.*	458	10,314
IVERIC bio, Inc.*	608	10,233
Surgery Partners, Inc.*	180	9,909
CareDx, Inc.*	267	9,876
Veracyte, Inc.*	356	9,815
Ironwood Pharmaceuticals, Inc. — Class A*	775	9,749
Textainer Group Holdings Ltd.	250	9,517
MEDNAX, Inc.*	401	9,415
Vericel Corp.*	246	9,402
Pacific Biosciences of California, Inc.*	1,027	9,346
Covetrus, Inc.*	546	9,167
Vector Group Ltd.	759	9,138
ICF International, Inc.	97	9,132
B&G Foods, Inc.[1]	338	9,119
Ligand Pharmaceuticals, Inc. — Class B*	81	9,112
Zentalis Pharmaceuticals, Inc.*	193	8,905
Coursera, Inc.*	385	8,870
Central Garden & Pet Co. — Class A*	217	8,849
TreeHouse Foods, Inc.*	274	8,839

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Rent-A-Center, Inc.	348	$8,766
SpringWorks Therapeutics, Inc.*	154	8,692
Strategic Education, Inc.	130	8,629
PROG Holdings, Inc.*	296	8,516
Avanos Medical, Inc.*	253	8,476
Invitae Corp.*	1,058	8,432
Supernus Pharmaceuticals, Inc.*	259	8,371
Inter Parfums, Inc.	95	8,365
Andersons, Inc.	166	8,343
Agios Pharmaceuticals, Inc.*	286	8,325
NanoString Technologies, Inc.*	238	8,271
Celldex Therapeutics, Inc.*	242	8,243
Vir Biotechnology, Inc.*	317	8,153
Travere Therapeutics, Inc.*	311	8,014
Multiplan Corp.*	1,710	8,003
Kforce, Inc.	108	7,989
REVOLUTION Medicines, Inc.*	313	7,985
Stride, Inc.*	219	7,956
Xencor, Inc.*	298	7,951
CorVel Corp.*	47	7,917
Monro, Inc.	176	7,804
Community Health Systems, Inc.*	657	7,799
Green Dot Corp. — Class A*	282	7,749
Adtalem Global Education, Inc.*	260	7,725
Beauty Health Co.*	457	7,714
Kymera Therapeutics, Inc.*	181	7,660
ModivCare, Inc.*	66	7,616
Addus HomeCare Corp.*	81	7,557
Cassava Sciences, Inc.*,1	203	7,539
Cerevel Therapeutics Holdings, Inc.*	215	7,527
Arcus Biosciences, Inc.*	237	7,480
Silk Road Medical, Inc.*	181	7,473
Tivity Health, Inc.*	232	7,463
Universal Corp.	127	7,375
Enanta Pharmaceuticals, Inc.*	103	7,332
NeoGenomics, Inc.*	599	7,278
OPKO Health, Inc.*	2,109	7,255
Revance Therapeutics, Inc.*	370	7,215
ChemoCentryx, Inc.*	285	7,145
CoreCivic, Inc.*	634	7,082
Heska Corp.*	51	7,052
Amphastar Pharmaceuticals, Inc.*	195	7,000
Krystal Biotech, Inc.*	105	6,987
Prothena Corporation plc*	191	6,985
REGENXBIO, Inc.*	208	6,904
Brookdale Senior Living, Inc. — Class A*	977	6,888
Editas Medicine, Inc.*	361	6,866
Fulgent Genetics, Inc.*	109	6,803
Repay Holdings Corp.*	458	6,765
Deluxe Corp.	223	6,744
Ingles Markets, Inc. — Class A	75	6,679
US Physical Therapy, Inc.	67	6,663
Krispy Kreme, Inc.	446	6,623
elf Beauty, Inc.*	255	6,587
Turning Point Therapeutics, Inc.*	242	6,498
TG Therapeutics, Inc.*	683	6,495
Avid Bioservices, Inc.*	318	6,478
MGP Ingredients, Inc.	75	6,419
Cutera, Inc.*	92	6,348
SpartanNash Co.	189	6,235
Laureate Education, Inc. — Class A	524	6,209
Dynavax Technologies Corp.*,1	570	6,179
Weis Markets, Inc.	86	6,142
Madrigal Pharmaceuticals, Inc.*	62	6,083
AdaptHealth Corp.*	379	6,075
Axsome Therapeutics, Inc.*	146	6,043
Prometheus Biosciences, Inc.*	159	6,004
Harmony Biosciences Holdings, Inc.*	122	5,935
Cimpress plc*	93	5,914
Meridian Bioscience, Inc.*	225	5,841
First Advantage Corp.*	289	5,835
Evo Payments, Inc. — Class A*	250	5,772
Bridgebio Pharma, Inc.*	561	5,694
Protagonist Therapeutics, Inc.*	236	5,588
Cytek Biosciences, Inc.*	511	5,509
FibroGen, Inc.*	455	5,469
Kura Oncology, Inc.*	335	5,387
Vaxcyte, Inc.*	223	5,385
Chefs’ Warehouse, Inc.*	165	5,379
RadNet, Inc.*	240	5,369
National Beverage Corp.	123	5,351
Crinetics Pharmaceuticals, Inc.*	243	5,334
TrueBlue, Inc.*	184	5,316
ImmunoGen, Inc.*	1,112	5,293
Huron Consulting Group, Inc.*	115	5,268
2U, Inc.*	385	5,113
USANA Health Sciences, Inc.*	64	5,085
Castle Biosciences, Inc.*	112	5,024
Atrion Corp.	7	4,991
MoneyGram International, Inc.*	472	4,984
C4 Therapeutics, Inc.*	204	4,949
Intersect ENT, Inc.*	175	4,902
Cerus Corp.*	889	4,881
MannKind Corp.*	1,304	4,799
Quanterix Corp.*	163	4,758
Reata Pharmaceuticals, Inc. — Class A*	145	4,750
Cardiovascular Systems, Inc.*	209	4,723
National Healthcare Corp.	67	4,705
Accolade, Inc.*	267	4,689
Natus Medical, Inc.*	178	4,678
LeMaitre Vascular, Inc.	100	4,647
Aclaris Therapeutics, Inc.*	269	4,638
Utz Brands, Inc.	313	4,626
Fresh Del Monte Produce, Inc.	177	4,586
Senseonics Holdings, Inc.*,1	2,282	4,496
Keros Therapeutics, Inc.*	82	4,459
Morphic Holding, Inc.*	111	4,457
Innoviva, Inc.*	230	4,450
Nuvation Bio, Inc.*	840	4,418
Coherus Biosciences, Inc.*	342	4,415
Syndax Pharmaceuticals, Inc.*	253	4,397
Alector, Inc.*	308	4,389

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Recursion Pharmaceuticals, Inc. — Class A*	609	$4,360
Verve Therapeutics, Inc.*	191	4,359
Anavex Life Sciences Corp.*,1	354	4,358
Varex Imaging Corp.*	203	4,322
Carriage Services, Inc. — Class A	81	4,320
Artivion, Inc.*	201	4,297
Alphatec Holdings, Inc.*	372	4,278
AngioDynamics, Inc.*	198	4,265
Atara Biotherapeutics, Inc.*	459	4,264
Perdoceo Education Corp.*	371	4,259
Catalyst Pharmaceuticals, Inc.*	513	4,253
Cross Country Healthcare, Inc.*	190	4,117
American Well Corp. — Class A*	967	4,071
Heidrick & Struggles International, Inc.	102	4,037
Kelly Services, Inc. — Class A	186	4,034
John B Sanfilippo & Son, Inc.	48	4,005
Bionano Genomics, Inc.*	1,539	3,971
ACCO Brands Corp.	493	3,944
Arlo Technologies, Inc.*	445	3,943
OrthoPediatrics Corp.*	73	3,941
Lyell Immunopharma, Inc.*,1	778	3,929
Inovio Pharmaceuticals, Inc.*,1	1,092	3,920
SI-BONE, Inc.*	172	3,887
SP Plus Corp.*	122	3,826
Viad Corp.*	107	3,813
LifeStance Health Group, Inc.*,1	377	3,811
Sana Biotechnology, Inc.*	456	3,767
Collegium Pharmaceutical, Inc.*	183	3,726
Quanex Building Products Corp.	177	3,715
Avidity Biosciences, Inc.*	200	3,694
Sorrento Therapeutics, Inc.*,1	1,576	3,672
TransMedics Group, Inc.*	136	3,664
MaxCyte, Inc.*	524	3,663
Sangamo Therapeutics, Inc.*	628	3,649
Hanger, Inc.*	198	3,629
Antares Pharma, Inc.*	882	3,616
Relmada Therapeutics, Inc.*	130	3,509
Fulcrum Therapeutics, Inc.*	147	3,477
PetIQ, Inc.*	142	3,465
Chinook Therapeutics, Inc.*	211	3,452
iTeos Therapeutics, Inc.*	107	3,443
Rocket Pharmaceuticals, Inc.*	217	3,442
Duckhorn Portfolio, Inc.*	189	3,438
Pulmonx Corp.*	138	3,424
Inogen, Inc.*	105	3,404
Forrester Research, Inc.*	60	3,385
Seer, Inc.*	219	3,338
Butterfly Network, Inc.*,1	701	3,337
Aaron’s Company, Inc.	166	3,333
Calavo Growers, Inc.	91	3,317
Vivint Smart Home, Inc.*	485	3,279
Inhibrx, Inc.*	147	3,275
Kezar Life Sciences, Inc.*	197	3,274
Allogene Therapeutics, Inc.*	359	3,270
Orthofix Medical, Inc.*	100	3,270
Vanda Pharmaceuticals, Inc.*	289	3,269
Vaxart, Inc.*,1	646	3,256
Ocugen, Inc.*,1	976	3,221
Surmodics, Inc.*	71	3,218
CRA International, Inc.	38	3,202
I3 Verticals, Inc. — Class A*	113	3,148
Tattooed Chef, Inc.*	249	3,132
BrightView Holdings, Inc.*	230	3,130
Transcat, Inc.*	38	3,083
Instil Bio, Inc.*	286	3,074
ViewRay, Inc.*	778	3,050
Franklin Covey Co.*	67	3,030
Barrett Business Services, Inc.	39	3,021
Theravance Biopharma, Inc.*	316	3,021
Arcturus Therapeutics Holdings, Inc.*	112	3,019
Treace Medical Concepts, Inc.*	159	3,007
Hackett Group, Inc.	130	2,998
National Research Corp. — Class A	75	2,974
Eagle Pharmaceuticals, Inc.*	60	2,969
Resources Connection, Inc.	172	2,948
Tootsie Roll Industries, Inc.	83	2,917
Erasca, Inc.*	335	2,881
PMV Pharmaceuticals, Inc.*	138	2,873
Cara Therapeutics, Inc.*	235	2,855
Gossamer Bio, Inc.*	328	2,847
Agenus, Inc.*	1,157	2,846
WW International, Inc.*	278	2,844
Arcutis Biotherapeutics, Inc.*	147	2,831
Karyopharm Therapeutics, Inc.*	379	2,793
Endo International plc*	1,209	2,793
Heron Therapeutics, Inc.*	487	2,786
MacroGenics, Inc.*	316	2,784
Organogenesis Holdings, Inc.*	364	2,774
MiMedx Group, Inc.*	587	2,765
Rigel Pharmaceuticals, Inc.*	902	2,697
Cass Information Systems, Inc.	73	2,694
Albireo Pharma, Inc.*	90	2,685
Rhythm Pharmaceuticals, Inc.*	233	2,684
Affimed N.V.*	614	2,683
Replimune Group, Inc.*	158	2,683
Paya Holdings, Inc.*	453	2,655
Turning Point Brands, Inc.	78	2,653
Bright Health Group, Inc.*	1,357	2,619
Agiliti, Inc.*	124	2,616
Seres Therapeutics, Inc.*	367	2,613
Joint Corp.*	73	2,583
Custom Truck One Source, Inc.*	307	2,576
OraSure Technologies, Inc.*	378	2,563
NGM Biopharmaceuticals, Inc.*	167	2,547
AnaptysBio, Inc.*	102	2,523
Pennant Group, Inc.*	135	2,515
Ennis, Inc.	135	2,493
RAPT Therapeutics, Inc.*	113	2,485
Mission Produce, Inc.*	196	2,479
Atea Pharmaceuticals, Inc.*	340	2,455
Absci Corp.*	291	2,453

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Caribou Biosciences, Inc.*	267	$2,451
Adicet Bio, Inc.*	118	2,356
Honest Company, Inc.*	450	2,344
Sterling Check Corp.*	88	2,326
Nurix Therapeutics, Inc.*	165	2,312
Athira Pharma, Inc.*	171	2,308
Central Garden & Pet Co.*	52	2,286
Design Therapeutics, Inc.*	140	2,261
4D Molecular Therapeutics, Inc.*	146	2,208
Y-mAbs Therapeutics, Inc.*	185	2,198
Amneal Pharmaceuticals, Inc.*	527	2,198
MeiraGTx Holdings plc*	158	2,188
Vectrus, Inc.*	61	2,187
Geron Corp.*	1,608	2,187
Radius Health, Inc.*	247	2,181
Inotiv, Inc.*	83	2,173
Mind Medicine MindMed, Inc.*,1	1,955	2,170
Intercept Pharmaceuticals, Inc.*	133	2,164
Phibro Animal Health Corp. — Class A	108	2,155
Provention Bio, Inc.*	293	2,145
Stoke Therapeutics, Inc.*	101	2,126
Monte Rosa Therapeutics, Inc.*	151	2,117
Bioventus, Inc. — Class A*	150	2,115
2seventy bio, Inc.*	123	2,098
American Public Education, Inc.*	98	2,081
ImmunityBio, Inc.*,1	364	2,042
European Wax Center, Inc. — Class A*	69	2,040
Aerie Pharmaceuticals, Inc.*	224	2,038
Tactile Systems Technology, Inc.*	101	2,036
SeaSpine Holdings Corp.*	167	2,031
Imago Biosciences, Inc.*	105	2,023
Ocular Therapeutix, Inc.*	406	2,010
Tejon Ranch Co.*	110	2,009
Edgewise Therapeutics, Inc.*	204	1,979
AppHarvest, Inc.*	368	1,978
Evolus, Inc.*	176	1,975
22nd Century Group, Inc.*	850	1,972
Ideaya Biosciences, Inc.*	173	1,936
Anika Therapeutics, Inc.*	77	1,933
Deciphera Pharmaceuticals, Inc.*	208	1,928
Scholar Rock Holding Corp.*	149	1,921
Akero Therapeutics, Inc.*	135	1,916
Omeros Corp.*	318	1,911
Bioxcel Therapeutics, Inc.*	91	1,903
DermTech, Inc.*,1	129	1,894
Sutro Biopharma, Inc.*	230	1,891
Willdan Group, Inc.*	60	1,841
Berkeley Lights, Inc.*	257	1,827
Marinus Pharmaceuticals, Inc.*	195	1,823
SIGA Technologies, Inc.*	255	1,808
Praxis Precision Medicines, Inc.*	175	1,787
Tenaya Therapeutics, Inc.*	150	1,767
Chimerix, Inc.*	385	1,763
Seneca Foods Corp. — Class A*	34	1,752
KalVista Pharmaceuticals, Inc.*	118	1,739
Bluebird Bio, Inc.*	356	1,727
Utah Medical Products, Inc.	19	1,707
Generation Bio Co.*	231	1,696
Vapotherm, Inc.*	120	1,668
Forma Therapeutics Holdings, Inc.*	178	1,655
VBI Vaccines, Inc.*,1	995	1,652
Veru, Inc.*	340	1,642
Axogen, Inc.*	204	1,620
Vital Farms, Inc.*	130	1,607
ANI Pharmaceuticals, Inc.*	57	1,602
Foghorn Therapeutics, Inc.*	105	1,599
Landec Corp.*	138	1,598
Accuray, Inc.*	482	1,595
ALX Oncology Holdings, Inc.*	94	1,589
G1 Therapeutics, Inc.*	209	1,588
Singular Genomics Systems, Inc.*	247	1,559
Personalis, Inc.*	190	1,556
Kinnate Biopharma, Inc.*	136	1,531
Dyne Therapeutics, Inc.*	158	1,523
Kiniksa Pharmaceuticals Ltd. — Class A*	153	1,521
Mersana Therapeutics, Inc.*	377	1,504
iRadimed Corp.	33	1,480
Oramed Pharmaceuticals, Inc.*	171	1,479
Kronos Bio, Inc.*	204	1,475
Cogent Biosciences, Inc.*	196	1,468
Phathom Pharmaceuticals, Inc.*	107	1,456
EyePoint Pharmaceuticals, Inc.*	119	1,446
Cullinan Oncology, Inc.*	136	1,424
Whole Earth Brands, Inc.*	198	1,418
DICE Therapeutics, Inc.*	74	1,416
Adagio Therapeutics, Inc.*,1	309	1,409
Esperion Therapeutics, Inc.*	303	1,406
Eiger BioPharmaceuticals, Inc.*	169	1,403
Kodiak Sciences, Inc.*	176	1,359
Arbutus Biopharma Corp.*	451	1,344
Nuvalent, Inc. — Class A*	96	1,333
Rubius Therapeutics, Inc.*	242	1,333
PROCEPT BioRobotics Corp.*	38	1,330
Vera Therapeutics, Inc.*	56	1,315
HF Foods Group, Inc.*	196	1,305
Harvard Bioscience, Inc.*	207	1,285
Verastem, Inc.*	910	1,283
Altimmune, Inc.*	209	1,273
VistaGen Therapeutics, Inc.*	1,025	1,271
BioLife Solutions, Inc.*	55	1,250
Alta Equipment Group, Inc.*	100	1,236
Limoneira Co.	84	1,233
ShotSpotter, Inc.*	44	1,220
Cymabay Therapeutics, Inc.*	389	1,210
Clovis Oncology, Inc.*	597	1,206
Jounce Therapeutics, Inc.*	174	1,181
Day One Biopharmaceuticals, Inc.*	119	1,180
Immunovant, Inc.*	213	1,174
Acacia Research Corp.*	260	1,173
IGM Biosciences, Inc.*	43	1,149
Citius Pharmaceuticals, Inc.*	640	1,146
Aldeyra Therapeutics, Inc.*	257	1,142

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RxSight, Inc.*	92	$1,139
Immunic, Inc.*	100	1,130
Spectrum Pharmaceuticals, Inc.*	860	1,109
Spero Therapeutics, Inc.*	127	1,105
Village Super Market, Inc. — Class A	45	1,103
Talaris Therapeutics, Inc.*	112	1,102
CorMedix, Inc.*	200	1,096
Curis, Inc.*	458	1,090
Avita Medical, Inc.*	128	1,085
Viking Therapeutics, Inc.*	361	1,083
Janux Therapeutics, Inc.*	75	1,075
Allakos, Inc.*	188	1,072
Apyx Medical Corp.*	164	1,071
CinCor Pharma, Inc.*	61	1,070
Nature’s Sunshine Products, Inc.*	63	1,060
Precigen, Inc.*	501	1,057
Allovir, Inc.*	156	1,053
ClearPoint Neuro, Inc.*	101	1,051
Aerovate Therapeutics, Inc.*	57	1,045
Lineage Cell Therapeutics, Inc.*	662	1,019
Applied Molecular Transport, Inc.*	131	985
Stereotaxis, Inc.*	262	977
Natural Grocers by Vitamin Cottage, Inc.	49	960
SOC Telemed, Inc.*	320	957
InfuSystem Holdings, Inc.*	96	941
Gritstone bio, Inc.*,1	227	935
Viemed Healthcare, Inc.*	186	926
Udemy, Inc.*	74	922
CytomX Therapeutics, Inc.*	342	913
Viracta Therapeutics, Inc.*	190	904
UroGen Pharma Ltd.*	103	897
XOMA Corp.*	32	895
Icosavax, Inc.*	127	894
Outlook Therapeutics, Inc.*	501	892
Ikena Oncology, Inc.*	146	891
Pliant Therapeutics, Inc.*	127	890
ORIC Pharmaceuticals, Inc.*	166	886
Nkarta, Inc.*	75	853
Century Therapeutics, Inc.*	67	844
Eargo, Inc.*	158	836
Precision BioSciences, Inc.*	266	819
Nathan’s Famous, Inc.	15	813
Paragon 28, Inc.*	48	804
Durect Corp.*	1,194	800
Cue Biopharma, Inc.*	163	795
Graphite Bio, Inc.*	155	790
KemPharm, Inc.*	156	785
TherapeuticsMD, Inc.*	2,058	782
Taysha Gene Therapies, Inc.*	119	776
Asensus Surgical, Inc.*	1,236	775
Atossa Therapeutics, Inc.*	619	774
Humanigen, Inc.*	257	774
Lexicon Pharmaceuticals, Inc.*	369	771
Akoya Biosciences, Inc.*	70	769
Paratek Pharmaceuticals, Inc.*	259	769
Ventyx Biosciences, Inc.*	56	760
Tarsus Pharmaceuticals, Inc.*	45	757
CEL-SCI Corp.*	191	751
Omega Therapeutics, Inc.*	117	730
Zynex, Inc.[1]	117	729
Tyra Biosciences, Inc.*	68	728
Alaunos Therapeutics, Inc.*	1,106	722
9 Meters Biopharma, Inc.*	1,194	716
Aveanna Healthcare Holdings, Inc.*	208	709
CytoSorbents Corp.*	217	692
Theseus Pharmaceuticals, Inc.*	60	692
XBiotech, Inc.	80	691
Poseida Therapeutics, Inc.*	152	681
Sientra, Inc.*	306	679
Athersys, Inc.*	1,116	676
Oyster Point Pharma, Inc.*	58	675
Arcellx, Inc.*	48	673
Molecular Templates, Inc.*	195	673
Homology Medicines, Inc.*	220	669
Akebia Therapeutics, Inc.*	921	661
Cortexyme, Inc.*	105	650
Amylyx Pharmaceuticals, Inc.*	50	642
Remitly Global, Inc.*	65	642
Sesen Bio, Inc.*	1,062	640
Aura Biosciences, Inc.*	29	638
Rent the Runway, Inc. — Class A*,1	90	620
Innovage Holding Corp.*,1	96	616
Werewolf Therapeutics, Inc.*	139	612
ChromaDex Corp.*	247	608
Passage Bio, Inc.*	196	608
Vor BioPharma, Inc.*	100	604
Adverum Biotechnologies, Inc.*	458	600
Selecta Biosciences, Inc.*	487	599
Akouos, Inc.*	126	598
Shattuck Labs, Inc.*	140	596
Epizyme, Inc.*	514	591
Acumen Pharmaceuticals, Inc.*	148	579
SQZ Biotechnologies Co.*	120	577
Tonix Pharmaceuticals Holding Corp.*	2,491	573
Olema Pharmaceuticals, Inc.*	134	571
Verrica Pharmaceuticals, Inc.*	69	560
AquaBounty Technologies, Inc.*	295	552
Surface Oncology, Inc.*	187	550
Alpine Immune Sciences, Inc.*	61	547
Evelo Biosciences, Inc.*	161	546
Fortress Biotech, Inc.*	401	545
Ardelyx, Inc.*	509	545
Vita Coco Company, Inc.*,1	59	529
Infinity Pharmaceuticals, Inc.*	462	527
Codiak Biosciences, Inc.*	83	520
HireQuest, Inc.	27	516
Biomea Fusion, Inc.*	114	508
PAVmed, Inc.*	384	507
Cue Health, Inc.*,1	78	503
Quotient Ltd.*	417	500
Cardiff Oncology, Inc.*	201	498
Alpha Teknova, Inc.*	36	497

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Harpoon Therapeutics, Inc.*	100	$497
Puma Biotechnology, Inc.*	171	492
Aeglea BioTherapeutics, Inc.*	213	490
iBio, Inc.*	1,140	488
Ampio Pharmaceuticals, Inc.*	1,029	484
Entrada Therapeutics, Inc.*	51	479
Celcuity, Inc.*	51	477
Trevena, Inc.*	864	475
Oncocyte Corp.*	317	472
WaVe Life Sciences Ltd.*	233	466
AirSculpt Technologies, Inc.*	34	465
Magenta Therapeutics, Inc.*	159	461
Annexon, Inc.*	164	448
TCR2 Therapeutics, Inc.*	161	444
StoneMor, Inc.*	170	444
Exagen, Inc.*	55	442
Atreca, Inc. — Class A*	138	437
Retractable Technologies, Inc.*	92	437
Seelos Therapeutics, Inc.*	519	435
Greenwich Lifesciences, Inc.*	22	432
Emerald Holding, Inc.*	126	428
Clene, Inc.*	108	426
Rain Therapeutics, Inc.*	83	421
Mirum Pharmaceuticals, Inc.*	19	418
NewAge, Inc.*	711	413
BioAtla, Inc.*	82	410
Neuronetics, Inc.*	135	409
Aspira Women’s Health, Inc.*	385	400
Mustang Bio, Inc.*	390	394
Prelude Therapeutics, Inc.*	57	393
NexImmune, Inc.*	93	392
Silverback Therapeutics, Inc.*	108	379
Athenex, Inc.*	457	379
Solid Biosciences, Inc.*	314	377
MEI Pharma, Inc.*	610	368
Syros Pharmaceuticals, Inc.*	304	362
Frequency Therapeutics, Inc.*	170	360
Pulse Biosciences, Inc.*	74	360
Kala Pharmaceuticals, Inc.*	257	355
Neoleukin Therapeutics, Inc.*	186	350
Vincerx Pharma, Inc.*	86	344
Summit Therapeutics, Inc.*	139	341
Eliem Therapeutics, Inc.*	40	336
Black Diamond Therapeutics, Inc.*	120	332
Bolt Biotherapeutics, Inc.*	121	332
Priority Technology Holdings, Inc.*	57	328
Oncternal Therapeutics, Inc.*	233	324
Brooklyn ImmunoTherapeutics, Inc.*	157	322
Rapid Micro Biosystems, Inc. — Class A*	47	319
NeuroPace, Inc.*	38	312
Inozyme Pharma, Inc.*	76	311
Immuneering Corp. — Class A*	48	311
Team, Inc.*	140	309
Revlon, Inc. — Class A*	38	307
Rallybio Corp.*	41	286
Xilio Therapeutics, Inc.*	40	283
CVRx, Inc.*	46	276
GT Biopharma, Inc.*	93	268
Avrobio, Inc.*	200	264
Beyondspring, Inc.*	119	262
Sensei Biotherapeutics, Inc.*	110	254
Invacare Corp.*	179	252
Zevia PBC — Class A*	55	251
Accelerate Diagnostics, Inc.*	173	249
Cadiz, Inc.*	119	246
Angion Biomedica Corp.*	115	244
Aligos Therapeutics, Inc.*	112	241
Avalo Therapeutics, Inc.*	329	238
Codex DNA, Inc.*	44	236
Hookipa Pharma, Inc.*,1	101	230
Pyxis Oncology, Inc.*	56	226
Thorne HealthTech, Inc.*	35	223
Terns Pharmaceuticals, Inc.*	73	217
Finch Therapeutics Group, Inc.*	40	201
Applied Therapeutics, Inc.*	94	198
89bio, Inc.*	52	196
Oncorus, Inc.*	109	194
Impel Neuropharma, Inc.*	30	191
Cyteir Therapeutics, Inc.*	48	181
Portage Biotech, Inc.*	26	171
Kaleido Biosciences, Inc.*	102	168
Gemini Therapeutics, Inc.*	116	161
IsoPlexis Corp.*	44	151
Acutus Medical, Inc.*	101	140
Reneo Pharmaceuticals, Inc.*	46	135
Laird Superfood, Inc.*	33	119
Biodesix, Inc.*	70	118
Ontrak, Inc.*	52	118
Sigilon Therapeutics, Inc.*	80	118
Talis Biomedical Corp.*	78	110
Sera Prognostics, Inc. — Class A*	26	99
Spruce Biosciences, Inc.*	46	92
Lucid Diagnostics, Inc.*	26	87
Forte Biosciences, Inc.*	59	86
Greenlane Holdings, Inc. — Class A*	93	52
Landos Biopharma, Inc.*	25	37
MiNK Therapeutics, Inc.*	11	25
Total Consumer, Non-cyclical		3,371,134

Industrial - 4.9%
Tetra Tech, Inc.	283	46,678
II-VI, Inc.*	555	40,232
Saia, Inc.*	139	33,891
Chart Industries, Inc.*,1	193	33,152
EMCOR Group, Inc.	279	31,424
Exponent, Inc.	273	29,498
Evoqua Water Technologies Corp.*	608	28,564
RBC Bearings, Inc.*	147	28,500
Matson, Inc.	220	26,536
Novanta, Inc.*	186	26,466
Simpson Manufacturing Company, Inc.	230	25,079
UFP Industries, Inc.	318	24,537
Atkore, Inc.*	235	23,133

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
GATX Corp.	186	$22,939
Zurn Water Solutions Corp.	642	22,727
Casella Waste Systems, Inc. — Class A*	259	22,701
Fluor Corp.*	750	21,517
Applied Industrial Technologies, Inc.	202	20,737
Fabrinet*	195	20,500
Watts Water Technologies, Inc. — Class A	146	20,380
Franklin Electric Company, Inc.	244	20,262
John Bean Technologies Corp.	166	19,666
Summit Materials, Inc. — Class A*	626	19,444
SPX FLOW, Inc.	220	18,968
Bloom Energy Corp. — Class A*	752	18,161
Advanced Energy Industries, Inc.	199	17,130
Hillenbrand, Inc.	385	17,005
Comfort Systems USA, Inc.	188	16,734
Cactus, Inc. — Class A	293	16,625
Welbilt, Inc.*	691	16,411
EnerSys	217	16,182
Mueller Industries, Inc.	296	16,034
Aerojet Rocketdyne Holdings, Inc.*	395	15,543
Badger Meter, Inc.	155	15,455
Dycom Industries, Inc.*	156	14,860
Arcosa, Inc.	256	14,656
Boise Cascade Co.	208	14,450
Trinity Industries, Inc.	409	14,053
Forward Air Corp.	142	13,885
Vishay Intertechnology, Inc.	705	13,818
Albany International Corp. — Class A	163	13,744
Helios Technologies, Inc.	171	13,723
Hub Group, Inc. — Class A*	176	13,589
Sanmina Corp.*	334	13,500
Moog, Inc. — Class A	153	13,433
Werner Enterprises, Inc.	325	13,325
Altra Industrial Motion Corp.	342	13,314
Golar LNG Ltd.*	535	13,257
Kratos Defense & Security Solutions, Inc.*	647	13,251
Atlas Air Worldwide Holdings, Inc.*	152	13,128
Belden, Inc.	233	12,908
Terex Corp.	361	12,873
Kennametal, Inc.	441	12,617
Itron, Inc.*	239	12,591
AAON, Inc.	220	12,261
Plexus Corp.*	148	12,108
Encore Wire Corp.	104	11,864
Kadant, Inc.	61	11,846
Brady Corp. — Class A	249	11,521
SPX Corp.*	232	11,463
Masonite International Corp.*	126	11,206
O-I Glass, Inc.*	850	11,203
AeroVironment, Inc.*	119	11,203
Energizer Holdings, Inc.	358	11,012
Mueller Water Products, Inc. — Class A	843	10,891
ArcBest Corp.	134	10,787
EnPro Industries, Inc.	110	10,750
Federal Signal Corp.	318	10,733
Air Transport Services Group, Inc.*	312	10,436
Knowles Corp.*	477	10,270
GrafTech International Ltd.	1,061	10,207
Barnes Group, Inc.	249	10,007
JELD-WEN Holding, Inc.*	483	9,795
ESCO Technologies, Inc.	134	9,369
NV5 Global, Inc.*	70	9,331
CSW Industrials, Inc.	79	9,290
Materion Corp.	107	9,174
Worthington Industries, Inc.	175	8,997
Lindsay Corp.	57	8,950
Greif, Inc. — Class A	136	8,848
AAR Corp.*	179	8,669
Greenbrier Companies, Inc.	168	8,654
Triumph Group, Inc.*	337	8,519
TTM Technologies, Inc.*	553	8,196
MYR Group, Inc.*	87	8,181
US Ecology, Inc.*	166	7,948
Granite Construction, Inc.	242	7,938
Vicor Corp.*	111	7,831
OSI Systems, Inc.*	91	7,746
Proto Labs, Inc.*	146	7,723
Tennant Co.	97	7,644
Alamo Group, Inc.	53	7,621
CryoPort, Inc.*	214	7,471
Gibraltar Industries, Inc.*	173	7,430
TriMas Corp.	228	7,316
Montrose Environmental Group, Inc.*	138	7,304
Cornerstone Building Brands, Inc.*	289	7,028
Enerpac Tool Group Corp.	319	6,983
Primoris Services Corp.	282	6,717
SFL Corporation Ltd.	654	6,658
Mesa Laboratories, Inc.	26	6,627
AZZ, Inc.	133	6,416
Apogee Enterprises, Inc.	135	6,407
Kaman Corp.	146	6,348
Sturm Ruger & Company, Inc.	91	6,335
Standex International Corp.	63	6,295
Columbus McKinnon Corp.	148	6,275
CTS Corp.	168	5,937
GoPro, Inc. — Class A*	680	5,800
Frontline Ltd.*	645	5,676
Marten Transport Ltd.	313	5,559
Scorpio Tankers, Inc.[1]	257	5,495
Construction Partners, Inc. — Class A*	209	5,472
PGT Innovations, Inc.*	304	5,466
Griffon Corp.	271	5,428
Ichor Holdings Ltd.*	149	5,307
Matthews International Corp. — Class A	164	5,307
TimkenSteel Corp.*	242	5,295
Astec Industries, Inc.	120	5,160
Blink Charging Co.*,1	194	5,133
Harsco Corp.*	414	5,068
FARO Technologies, Inc.*	96	4,984
Great Lakes Dredge & Dock Corp.*	342	4,798
Xometry, Inc. — Class A*	129	4,741
Costamare, Inc.	278	4,740

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Benchmark Electronics, Inc.	186	$4,657
Energy Recovery, Inc.*	221	4,451
DHT Holdings, Inc.	760	4,408
International Seaways, Inc.	242	4,366
Gorman-Rupp Co.	120	4,306
American Woodmark Corp.*	87	4,259
Myers Industries, Inc.	190	4,104
MicroVision, Inc.*	869	4,058
Ranpak Holdings Corp.*	198	4,045
Genco Shipping & Trading Ltd.	169	3,992
nLight, Inc.*	230	3,988
Sterling Construction Company, Inc.*	147	3,940
Smith & Wesson Brands, Inc.	252	3,813
Insteel Industries, Inc.	98	3,625
Heartland Express, Inc.	249	3,503
Chase Corp.	39	3,389
Argan, Inc.	79	3,207
Eagle Bulk Shipping, Inc.	47	3,201
Hydrofarm Holdings Group, Inc.*	207	3,136
Napco Security Technologies, Inc.*	152	3,119
Ryerson Holding Corp.	87	3,047
Ducommun, Inc.*	58	3,039
Latham Group, Inc.*	224	2,966
Haynes International, Inc.	68	2,897
Stoneridge, Inc.*	137	2,844
Thermon Group Holdings, Inc.*	174	2,819
Manitowoc Company, Inc.*	181	2,729
CIRCOR International, Inc.*	98	2,609
Kimball Electronics, Inc.*	127	2,539
DXP Enterprises, Inc.*	92	2,492
Luxfer Holdings plc	146	2,453
Heritage-Crystal Clean, Inc.*	82	2,428
PureCycle Technologies, Inc.*	300	2,400
Babcock & Wilcox Enterprises, Inc.*	292	2,383
UFP Technologies, Inc.*	36	2,382
Modine Manufacturing Co.*	264	2,379
Dorian LPG Ltd.	164	2,376
Tutor Perini Corp.*	217	2,344
Pactiv Evergreen, Inc.	227	2,284
AMMO, Inc.*,1	465	2,232
Comtech Telecommunications Corp.	137	2,150
Daseke, Inc.*	212	2,135
Vishay Precision Group, Inc.*	66	2,122
Omega Flex, Inc.	16	2,078
National Presto Industries, Inc.	27	2,078
908 Devices, Inc.*	105	1,996
Greif, Inc. — Class B	31	1,977
Nordic American Tankers Ltd.	887	1,889
Olympic Steel, Inc.	49	1,884
Allied Motion Technologies, Inc.	63	1,880
Yellow Corp.*	265	1,858
Identiv, Inc.*	114	1,843
IES Holdings, Inc.*	45	1,809
Meta Materials, Inc.*,1	1,076	1,797
Hyster-Yale Materials Handling, Inc.	54	1,793
Akoustis Technologies, Inc.*,1	269	1,749
Teekay Tankers Ltd. — Class A*	126	1,744
Centrus Energy Corp. — Class A*	51	1,719
Astronics Corp.*	132	1,707
Turtle Beach Corp.*	80	1,703
Tredegar Corp.	138	1,655
Safe Bulkers, Inc.	335	1,595
Eastman Kodak Co.*	236	1,546
Fluidigm Corp.*	402	1,443
NVE Corp.	26	1,416
Covenant Logistics Group, Inc. — Class A	64	1,378
Park Aerospace Corp.	104	1,357
Sight Sciences, Inc.*	117	1,353
Radiant Logistics, Inc.*	208	1,325
PAM Transportation Services, Inc.*	38	1,320
AerSale Corp.*	83	1,305
Northwest Pipe Co.*	51	1,298
Luna Innovations, Inc.*	163	1,257
Caesarstone Ltd.	119	1,252
Pure Cycle Corp.*	102	1,226
Teekay Corp.*	367	1,163
American Superconductor Corp.*	146	1,111
Kopin Corp.*	409	1,035
Lawson Products, Inc.*	26	1,002
American Outdoor Brands, Inc.*	75	985
View, Inc.*	514	946
Atlas Technical Consultants, Inc.*	78	939
Powell Industries, Inc.	48	932
INNOVATE Corp.*	249	919
Concrete Pumping Holdings, Inc.*	136	911
CECO Environmental Corp.*	165	906
Universal Logistics Holdings, Inc.	41	826
Cadre Holdings, Inc.	33	810
Byrna Technologies, Inc.*	98	801
Mistras Group, Inc.*	106	701
Iteris, Inc.*	224	667
NN, Inc.*	226	651
Park-Ohio Holdings Corp.	45	633
Sharps Compliance Corp.*	97	572
US Xpress Enterprises, Inc. — Class A*	142	551
Willis Lease Finance Corp.*	16	515
Karat Packaging, Inc.*	25	496
Mayville Engineering Company, Inc.*	48	450
AgEagle Aerial Systems, Inc.*	366	435
NL Industries, Inc.	45	324
Total Industrial		1,838,081

Consumer, Cyclical - 4.8%
AMC Entertainment Holdings, Inc. — Class A*,1	2,707	66,701
BJ’s Wholesale Club Holdings, Inc.*	719	48,612
Macy’s, Inc.	1,582	38,538
Texas Roadhouse, Inc. — Class A	368	30,813
WESCO International, Inc.*	234	30,453
Scientific Games Corp. — Class A*	504	29,610
Murphy USA, Inc.	122	24,395
Hilton Grand Vacations, Inc.*	452	23,508
Crocs, Inc.*	307	23,455

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Avient Corp.	481	$23,088
Fox Factory Holding Corp.*	222	21,745
Goodyear Tire & Rubber Co.*	1,460	20,863
Adient plc*	501	20,426
Signet Jewelers Ltd.	279	20,283
SeaWorld Entertainment, Inc.*	264	19,652
Asbury Automotive Group, Inc.*	121	19,384
Sonos, Inc.*	673	18,992
National Vision Holdings, Inc.*	435	18,953
Papa John’s International, Inc.	175	18,424
Wingstop, Inc.	157	18,424
Resideo Technologies, Inc.*	765	18,230
Beacon Roofing Supply, Inc.*	295	17,488
Taylor Morrison Home Corp. — Class A*	633	17,230
Steven Madden Ltd.	426	16,461
Academy Sports & Outdoors, Inc.	412	16,233
Visteon Corp.*	146	15,933
Meritage Homes Corp.*	194	15,371
Skyline Champion Corp.*	277	15,202
Cracker Barrel Old Country Store, Inc.	125	14,841
FirstCash Holdings, Inc.	209	14,701
Group 1 Automotive, Inc.	87	14,601
UniFirst Corp.	79	14,558
Boot Barn Holdings, Inc.*	153	14,503
Callaway Golf Co.*	612	14,333
Red Rock Resorts, Inc. — Class A	281	13,645
MillerKnoll, Inc.	394	13,617
KB Home	420	13,600
LCI Industries	131	13,599
Dana, Inc.	768	13,494
American Eagle Outfitters, Inc.[1]	803	13,490
Shake Shack, Inc. — Class A*	197	13,376
Dorman Products, Inc.*	140	13,304
Allegiant Travel Co. — Class A*	81	13,154
International Game Technology plc	528	13,031
Nikola Corp.*,1	1,205	12,906
Gentherm, Inc.*	175	12,782
Meritor, Inc.*	357	12,698
Nu Skin Enterprises, Inc. — Class A	262	12,545
Cavco Industries, Inc.*	49	11,802
Tri Pointe Homes, Inc.*	587	11,787
KAR Auction Services, Inc.*	638	11,516
Madison Square Garden Entertainment Corp.*	138	11,497
Bed Bath & Beyond, Inc.*	508	11,445
MDC Holdings, Inc.	301	11,390
Spirit Airlines, Inc.*	520	11,372
Kontoor Brands, Inc.	274	11,330
Rush Enterprises, Inc. — Class A	222	11,302
Dave & Buster’s Entertainment, Inc.*	230	11,293
GMS, Inc.*	226	11,248
ODP Corp.*	245	11,228
LGI Homes, Inc.*	114	11,135
Fisker, Inc.*,1	863	11,133
Vista Outdoor, Inc.*	303	10,814
Cannae Holdings, Inc.*	448	10,716
Installed Building Products, Inc.	126	10,646
Jack in the Box, Inc.	111	10,368
Bloomin’ Brands, Inc.	468	10,268
PriceSmart, Inc.	129	10,174
Veritiv Corp.*	75	10,019
Cinemark Holdings, Inc.*	570	9,850
Wolverine World Wide, Inc.	430	9,701
Cheesecake Factory, Inc.*	243	9,669
Everi Holdings, Inc.*	451	9,471
Lions Gate Entertainment Corp. — Class B*	625	9,394
Abercrombie & Fitch Co. — Class A*	293	9,373
Sally Beauty Holdings, Inc.*	595	9,300
Winnebago Industries, Inc.	171	9,239
Brinker International, Inc.*	239	9,120
Urban Outfitters, Inc.*	361	9,065
iRobot Corp.*	142	9,003
World Fuel Services Corp.	329	8,896
Methode Electronics, Inc.	202	8,737
HNI Corp.	230	8,521
Century Communities, Inc.	158	8,464
Oxford Industries, Inc.	84	7,602
SkyWest, Inc.*	262	7,559
Dillard’s, Inc. — Class A	28	7,515
H&E Equipment Services, Inc.	170	7,398
Healthcare Services Group, Inc.	397	7,372
Acushnet Holdings Corp.	181	7,287
Patrick Industries, Inc.	119	7,176
Dine Brands Global, Inc.	87	6,782
M/I Homes, Inc.*	151	6,697
Shyft Group, Inc.	183	6,608
Tenneco, Inc. — Class A*	359	6,577
Clean Energy Fuels Corp.*	819	6,503
Malibu Boats, Inc. — Class A*	109	6,323
G-III Apparel Group Ltd.*	232	6,276
Camping World Holdings, Inc. — Class A1	221	6,177
Franchise Group, Inc.	149	6,173
La-Z-Boy, Inc.	233	6,144
Monarch Casino & Resort, Inc.*	69	6,019
Sleep Number Corp.*	117	5,933
Steelcase, Inc. — Class A	470	5,617
Big Lots, Inc.	158	5,467
Liberty Media Corporation - Liberty Braves — Class C*	192	5,359
Bally’s Corp.*	173	5,318
Hawaiian Holdings, Inc.*	266	5,240
Golden Entertainment, Inc.*	90	5,226
Buckle, Inc.	158	5,220
Genesco, Inc.*	81	5,152
Tupperware Brands Corp.*	257	4,999
XPEL, Inc.*	95	4,998
Lions Gate Entertainment Corp. — Class A*	307	4,989
IMAX Corp.*	262	4,960
Sonic Automotive, Inc. — Class A	115	4,889
Standard Motor Products, Inc.	110	4,745

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Denny’s Corp.*	328	$4,694
American Axle & Manufacturing Holdings, Inc.*	597	4,633
Guess?, Inc.[1]	212	4,632
ScanSource, Inc.*	133	4,627
MarineMax, Inc.*	112	4,509
Sun Country Airlines Holdings, Inc.*	170	4,451
Designer Brands, Inc. — Class A*	319	4,310
Winmark Corp.	19	4,180
Interface, Inc. — Class A	306	4,152
Douglas Dynamics, Inc.	119	4,116
Workhorse Group, Inc.*	809	4,045
Aspen Aerogels, Inc.*	117	4,034
Ruth’s Hospitality Group, Inc.	174	3,981
Arko Corp.	437	3,977
Titan International, Inc.*	269	3,962
Wabash National Corp.	266	3,947
Zumiez, Inc.*	102	3,897
Children’s Place, Inc.*	77	3,796
Caleres, Inc.	194	3,750
A-Mark Precious Metals, Inc.	48	3,712
Lovesac Co.*	68	3,676
Accel Entertainment, Inc.*	297	3,617
BlueLinx Holdings, Inc.*	48	3,450
Hibbett, Inc.	77	3,414
BJ’s Restaurants, Inc.*	120	3,396
OptimizeRx Corp.*	90	3,394
Movado Group, Inc.	83	3,241
Green Brick Partners, Inc.*	162	3,201
Clarus Corp.	140	3,189
Portillo’s, Inc. — Class A*	128	3,144
Ethan Allen Interiors, Inc.	120	3,128
Canoo, Inc.*	562	3,102
Chico’s FAS, Inc.*	635	3,048
PC Connection, Inc.	58	3,039
Life Time Group Holdings, Inc.*	206	2,995
Titan Machinery, Inc.*	102	2,883
OneSpaWorld Holdings Ltd.*	282	2,876
Chuy’s Holdings, Inc.*	105	2,835
RCI Hospitality Holdings, Inc.	46	2,827
Lordstown Motors Corp. — Class A*	820	2,796
TravelCenters of America, Inc.*	65	2,792
Ideanomics, Inc.*	2,470	2,766
PetMed Express, Inc.	107	2,761
Hyliion Holdings Corp.*,1	619	2,742
Shoe Carnival, Inc.	93	2,712
GrowGeneration Corp.*	292	2,689
VSE Corp.	56	2,581
America’s Car-Mart, Inc.*	32	2,578
Rite Aid Corp.*	293	2,564
MasterCraft Boat Holdings, Inc.*	102	2,510
Sportsman’s Warehouse Holdings, Inc.*	230	2,459
Funko, Inc. — Class A*	142	2,449
Lindblad Expeditions Holdings, Inc.*	162	2,443
Fossil Group, Inc.*	252	2,429
Aeva Technologies, Inc.*	558	2,416
Haverty Furniture Companies, Inc.	88	2,413
Beazer Homes USA, Inc.*	154	2,344
Global Industrial Co.	69	2,224
Bluegreen Vacations Holding Corp.*	75	2,218
REV Group, Inc.	160	2,144
Marcus Corp.*	121	2,142
Universal Electronics, Inc.*	68	2,124
LL Flooring Holdings, Inc.*	151	2,117
Johnson Outdoors, Inc. — Class A	27	2,099
Party City Holdco, Inc.*	583	2,087
Sweetgreen, Inc. — Class A*	65	2,079
Frontier Group Holdings, Inc.*,1	183	2,073
PLBY Group, Inc.*	155	2,029
Rush Street Interactive, Inc.*	279	2,028
OneWater Marine, Inc. — Class A	57	1,964
Sovos Brands, Inc.*	136	1,929
Big 5 Sporting Goods Corp.	111	1,904
Motorcar Parts of America, Inc.*	100	1,783
Purple Innovation, Inc.*	304	1,778
F45 Training Holdings, Inc.*	166	1,776
Century Casinos, Inc.*	144	1,721
Rush Enterprises, Inc. — Class B	35	1,692
Blue Bird Corp.*	89	1,675
Full House Resorts, Inc.*	173	1,662
Hovnanian Enterprises, Inc. — Class A*	28	1,655
Miller Industries, Inc.	58	1,633
Kimball International, Inc. — Class B	190	1,606
Forestar Group, Inc.*	90	1,598
Cato Corp. — Class A	108	1,583
Liberty Media Corporation-Liberty Braves — Class A*	53	1,525
Citi Trends, Inc.*	49	1,501
Golden Nugget Online Gaming, Inc.*	211	1,500
Rocky Brands, Inc.	36	1,497
Conn’s, Inc.*	96	1,479
Commercial Vehicle Group, Inc.*	170	1,437
Red Robin Gourmet Burgers, Inc.*	82	1,383
Container Store Group, Inc.*	168	1,373
Noodles & Co.*	214	1,278
Kura Sushi USA, Inc. — Class A*	23	1,268
XL Fleet Corp.*,1	629	1,252
Xponential Fitness, Inc. — Class A*	52	1,219
Hooker Furnishings Corp.	63	1,193
El Pollo Loco Holdings, Inc.*	101	1,174
ONE Group Hospitality, Inc.*	109	1,146
Superior Group of Companies, Inc.	63	1,124
Tilly’s, Inc. — Class A	120	1,123
Snap One Holdings Corp.*	76	1,121
Vera Bradley, Inc.*	137	1,051
Velodyne Lidar, Inc.*	401	1,027
GAN Ltd.*	212	1,022
Arcimoto, Inc.*	151	998
Weber, Inc. — Class A	100	983
Traeger, Inc.*	127	945
Lifetime Brands, Inc.	67	860
Barnes & Noble Education, Inc.*	238	852

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
NEOGAMES S.A.*	54	$833
VOXX International Corp. — Class A*	83	828
Lazydays Holdings, Inc.*	41	827
Romeo Power, Inc.*,1	546	814
Mesa Air Group, Inc.*	182	801
Bassett Furniture Industries, Inc.	48	795
Target Hospitality Corp.*	132	792
Cooper-Standard Holdings, Inc.*	90	789
Liberty TripAdvisor Holdings, Inc. — Class A*	385	789
Duluth Holdings, Inc. — Class B*	64	783
First Watch Restaurant Group, Inc.*	58	757
Shift Technologies, Inc.*	342	752
Daktronics, Inc.*	195	749
JOANN, Inc.	63	719
Flexsteel Industries, Inc.	37	714
Fiesta Restaurant Group, Inc.*	95	710
Escalade, Inc.	53	700
Kirkland’s, Inc.*	74	687
Drive Shack, Inc.*	435	670
Nautilus, Inc.*	160	659
EVI Industries, Inc.*	32	595
Biglari Holdings, Inc. — Class B*	4	578
CarLotz, Inc.*	378	518
Marine Products Corp.	43	497
Landsea Homes Corp.*	57	487
Regis Corp.*	224	475
Hamilton Beach Brands Holding Co. — Class A	39	454
Torrid Holdings, Inc.*	73	442
Esports Technologies, Inc.*	62	418
Carrols Restaurant Group, Inc.	176	398
Aterian, Inc.*	138	335
Hall of Fame Resort & Entertainment Co.*	294	326
Chicken Soup For The Soul Entertainment, Inc.*	38	304
Eros STX Global Corp.*	83	232
CompX International, Inc.	9	212
MedAvail Holdings, Inc.*	64	62
Total Consumer, Cyclical		1,806,290

Technology - 4.1%
Lattice Semiconductor Corp.*	712	43,396
Synaptics, Inc.*	208	41,496
KBR, Inc.	742	40,610
Rapid7, Inc.*	295	32,816
Silicon Laboratories, Inc.*	199	29,890
Power Integrations, Inc.	309	28,638
Tenable Holdings, Inc.*	487	28,144
CMC Materials, Inc.	149	27,625
Varonis Systems, Inc.*	565	26,860
Workiva, Inc.*	226	26,668
Qualys, Inc.*	180	25,634
SPS Commerce, Inc.*	190	24,928
ExlService Holdings, Inc.*	173	24,786
Sailpoint Technologies Holdings, Inc.*	484	24,771
Maximus, Inc.	324	24,284
MicroStrategy, Inc. — Class A*,1	49	23,830
Semtech Corp.*	341	23,645
Onto Innovation, Inc.*	257	22,331
Ziff Davis, Inc.*	229	22,163
MaxLinear, Inc. — Class A*	375	21,881
Envestnet, Inc.*	286	21,290
SiTime Corp.*	85	21,065
Digital Turbine, Inc.*	480	21,029
Blackline, Inc.*	286	20,941
Box, Inc. — Class A*	717	20,836
Diodes, Inc.*	230	20,008
Ambarella, Inc.*	187	19,620
ACI Worldwide, Inc.*	623	19,618
Insight Enterprises, Inc.*	182	19,532
Sprout Social, Inc. — Class A*	239	19,149
Rambus, Inc.*	575	18,337
Kulicke & Soffa Industries, Inc.	322	18,038
Verint Systems, Inc.*	340	17,578
FormFactor, Inc.*	411	17,274
Altair Engineering, Inc. — Class A*	243	15,649
DigitalOcean Holdings, Inc.*	269	15,562
MACOM Technology Solutions Holdings, Inc.*	259	15,506
CommVault Systems, Inc.*	233	15,460
Asana, Inc. — Class A*	383	15,308
Blackbaud, Inc.*	254	15,207
PagerDuty, Inc.*	435	14,873
Allscripts Healthcare Solutions, Inc.*	644	14,503
Evolent Health, Inc. — Class A*	421	13,598
Axcelis Technologies, Inc.*	178	13,444
Bottomline Technologies DE, Inc.*	235	13,320
Verra Mobility Corp.*	799	13,008
Appian Corp.*	207	12,590
ManTech International Corp. — Class A	144	12,411
NetScout Systems, Inc.*	370	11,870
Amkor Technology, Inc.	540	11,729
Appfolio, Inc. — Class A*	101	11,434
Momentive Global, Inc.*	693	11,268
Outset Medical, Inc.*	247	11,214
3D Systems Corp.*	656	10,942
Progress Software Corp.	231	10,878
CSG Systems International, Inc.	171	10,870
Ultra Clean Holdings, Inc.*	234	9,919
Apollo Medical Holdings, Inc.*	199	9,645
Xperi Holding Corp.	554	9,595
Cardlytics, Inc.*	171	9,402
E2open Parent Holdings, Inc.*	1,050	9,250
Super Micro Computer, Inc.*	234	8,908
Zuora, Inc. — Class A*	594	8,898
Ping Identity Holding Corp.*	321	8,805
LivePerson, Inc.*	347	8,474
Schrodinger Incorporated/United States*	239	8,155
TTEC Holdings, Inc.	97	8,004
JFrog Ltd.*	282	7,600
Domo, Inc. — Class B*	149	7,535
8x8, Inc.*	596	7,504

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Unisys Corp.*	346	$7,477
Cohu, Inc.*	252	7,459
Cerence, Inc.*	206	7,437
Health Catalyst, Inc.*	275	7,186
Veeco Instruments, Inc.*	262	7,124
PROS Holdings, Inc.*	211	7,028
1Life Healthcare, Inc.*	626	6,936
Phreesia, Inc.*	261	6,880
Avid Technology, Inc.*	191	6,660
SMART Global Holdings, Inc.*	256	6,613
NextGen Healthcare, Inc.*	311	6,503
Impinj, Inc.*	100	6,354
Alpha & Omega Semiconductor Ltd.*	113	6,175
Privia Health Group, Inc.*	220	5,881
BigCommerce Holdings, Inc.*	255	5,587
Avaya Holdings Corp.*	438	5,549
Sumo Logic, Inc.*	466	5,438
PAR Technology Corp.*	134	5,406
Parsons Corp.*	139	5,379
Photronics, Inc.*	314	5,329
Donnelley Financial Solutions, Inc.*	155	5,155
Model N, Inc.*	189	5,084
Consensus Cloud Solutions, Inc.*	84	5,051
CEVA, Inc.*	120	4,878
Pitney Bowes, Inc.	930	4,836
Alignment Healthcare, Inc.*	418	4,694
Desktop Metal, Inc. — Class A*	989	4,688
Ebix, Inc.	140	4,641
Conduent, Inc.*	884	4,562
Agilysys, Inc.*	112	4,467
PDF Solutions, Inc.*	158	4,403
Sapiens International Corporation N.V.	164	4,164
Simulations Plus, Inc.	81	4,129
Yext, Inc.*	599	4,127
Bandwidth, Inc. — Class A*	122	3,952
Digi International, Inc.*	182	3,917
BTRS Holdings, Inc. — Class 1*	498	3,725
PowerSchool Holdings, Inc. — Class A*	224	3,698
American Software, Inc. — Class A	165	3,439
Grid Dynamics Holdings, Inc.*	240	3,379
Mitek Systems, Inc.*	227	3,330
Rackspace Technology, Inc.*	288	3,214
Corsair Gaming, Inc.*,1	145	3,068
Ouster, Inc.*	670	3,015
Porch Group, Inc.*	413	2,868
CS Disco, Inc.*	82	2,786
Veritone, Inc.*	150	2,742
Upland Software, Inc.*	153	2,694
OneSpan, Inc.*	186	2,686
Computer Programs and Systems, Inc.*	76	2,618
Diebold Nixdorf, Inc.*	380	2,557
Integral Ad Science Holding Corp.*	169	2,332
Daily Journal Corp.*	7	2,184
MeridianLink, Inc.*	119	2,154
Alkami Technology, Inc.*	150	2,146
Telos Corp.*	211	2,104
Cantaloupe, Inc.*	308	2,085
EverCommerce, Inc.*	157	2,072
Vuzix Corp.*,1	310	2,046
HireRight Holdings Corp.*	119	2,035
ON24, Inc.*	145	1,907
Inseego Corp.*,1	452	1,831
Digimarc Corp.*	69	1,819
EngageSmart, Inc.*	84	1,790
Brightcove, Inc.*	214	1,669
Benefitfocus, Inc.*	132	1,666
Genius Brands International, Inc.*	1,491	1,521
AXT, Inc.*	214	1,502
Enfusion, Inc. — Class A*	114	1,450
Intapp, Inc.*	59	1,417
Atomera, Inc.*	107	1,397
Rimini Street, Inc.*	235	1,363
Outbrain, Inc.*	127	1,363
Instructure Holdings, Inc.*	65	1,304
eGain Corp.*	110	1,274
AvidXchange Holdings, Inc.*	134	1,079
CoreCard Corp.*	38	1,041
PlayAGS, Inc.*	145	967
Smith Micro Software, Inc.*	246	927
Rekor Systems, Inc.*	179	816
SecureWorks Corp. — Class A*	57	755
EMCORE Corp.*	194	718
Quantum Corp.*	311	706
Forian, Inc.*	99	689
Tabula Rasa HealthCare, Inc.*	119	685
GTY Technology Holdings, Inc.*	170	549
iCAD, Inc.*	115	513
IBEX Holdings Ltd.*	30	478
SkyWater Technology, Inc.*	43	466
Convey Health Solutions Holdings, Inc.*	71	464
DarioHealth Corp.*	71	415
GreenBox POS*	97	409
Viant Technology, Inc. — Class A*	61	400
StarTek, Inc.*	90	399
Arteris, Inc.*	28	364
Kaltura, Inc.*	99	177
Weave Communications, Inc.*	25	149
NantHealth, Inc.*	142	107
Society Pass, Inc.*	18	53
Total Technology		1,553,774

Energy - 2.5%
Ovintiv, Inc.	1,375	74,346
Chesapeake Energy Corp.	550	47,850
Antero Resources Corp.*	1,501	45,826
Southwestern Energy Co.*	5,364	38,460
Range Resources Corp.*	1,254	38,097
PDC Energy, Inc.	511	37,139
Murphy Oil Corp.	769	31,060
Matador Resources Co.	585	30,993
ChampionX Corp.	1,072	26,243
SM Energy Co.	634	24,694
Helmerich & Payne, Inc.	540	23,101

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
CNX Resources Corp.*	1,055	$21,860
Denbury, Inc.*	266	20,900
California Resources Corp.	430	19,234
Equitrans Midstream Corp.	2,160	18,231
Magnolia Oil & Gas Corp. — Class A	761	17,998
Kosmos Energy Ltd.*	2,367	17,019
Whiting Petroleum Corp.	208	16,954
Oasis Petroleum, Inc.	105	15,361
Patterson-UTI Energy, Inc.	986	15,263
Callon Petroleum Co.*	252	14,888
Renewable Energy Group, Inc.*	237	14,374
Civitas Resources, Inc.	229	13,674
PBF Energy, Inc. — Class A*	509	12,404
Peabody Energy Corp.*	470	11,529
FuelCell Energy, Inc.*,1	1,950	11,232
Arch Resources, Inc.	80	10,990
Sunnova Energy International, Inc.*	454	10,469
Tellurian, Inc.*	1,955	10,362
Warrior Met Coal, Inc.	272	10,094
SunPower Corp. — Class A*,1	422	9,065
Northern Oil and Gas, Inc.	320	9,021
NexTier Oilfield Solutions, Inc.*	914	8,445
Oceaneering International, Inc.*	528	8,004
Centennial Resource Development, Inc. — Class A*	972	7,844
Green Plains, Inc.*	252	7,815
Array Technologies, Inc.*	674	7,596
Delek US Holdings, Inc.*	346	7,342
US Silica Holdings, Inc.*	387	7,221
Liberty Oilfield Services, Inc. — Class A*	485	7,188
Dril-Quip, Inc.*	185	6,910
CONSOL Energy, Inc.*	180	6,773
Stem, Inc.*	603	6,639
Archrock, Inc.	714	6,590
NOW, Inc.*	584	6,442
ProPetro Holding Corp.*	456	6,352
Comstock Resources, Inc.*	483	6,303
Brigham Minerals, Inc. — Class A	229	5,851
Nabors Industries Ltd.*	38	5,803
Laredo Petroleum, Inc.*	67	5,302
MRC Global, Inc.*	425	5,062
Gevo, Inc.*	1,050	4,914
Tidewater, Inc.*	217	4,718
Bristow Group, Inc.*	125	4,635
Expro Group Holdings N.V.*	246	4,374
CVR Energy, Inc.	156	3,984
SunCoke Energy, Inc.	439	3,912
Ranger Oil Corp. — Class A*	111	3,833
RPC, Inc.*	357	3,809
Berry Corp.	355	3,664
Helix Energy Solutions Group, Inc.*	757	3,618
Par Pacific Holdings, Inc.*	236	3,073
Talos Energy, Inc.*	194	3,063
DMC Global, Inc.*	100	3,050
Select Energy Services, Inc. — Class A*	334	2,862
REX American Resources Corp.*	28	2,789
Crescent Energy, Inc. — Class A	155	2,688
TPI Composites, Inc.*	190	2,671
TETRA Technologies, Inc.*	647	2,659
Alto Ingredients, Inc.*	378	2,578
Cleanspark, Inc.*,1	192	2,375
Oil States International, Inc.*	319	2,217
W&T Offshore, Inc.*	496	1,895
Solaris Oilfield Infrastructure, Inc. — Class A	165	1,863
Aris Water Solution, Inc. — Class A	102	1,856
Aemetis, Inc.*	143	1,812
Earthstone Energy, Inc. — Class A*	143	1,806
Newpark Resources, Inc.*	478	1,750
Infrastructure and Energy Alternatives, Inc.*	144	1,706
National Energy Services Reunited Corp.*	199	1,672
Falcon Minerals Corp.	207	1,395
Riley Exploration Permian, Inc.	55	1,379
FutureFuel Corp.	137	1,333
Matrix Service Co.*	138	1,134
Kinetik Holdings, Inc. — Class A	17	1,105
Eos Energy Enterprises, Inc.*	235	982
Beam Global*	46	941
HighPeak Energy, Inc.	27	599
Advent Technologies Holdings, Inc.*	88	204
Total Energy		943,131

Communications - 1.6%
Vonage Holdings Corp.*	1,331	27,006
TEGNA, Inc.	1,168	26,163
Mimecast Ltd.*	325	25,857
Iridium Communications, Inc.*	620	24,998
Cargurus, Inc.*	505	21,442
Viavi Solutions, Inc.*	1,206	19,392
Perficient, Inc.*	172	18,935
Q2 Holdings, Inc.*	288	17,755
Maxar Technologies, Inc.	383	15,113
Cogent Communications Holdings, Inc.	225	14,929
Upwork, Inc.*	623	14,479
Houghton Mifflin Harcourt Co.*	672	14,119
Yelp, Inc. — Class A*	377	12,859
Calix, Inc.*	290	12,444
Shutterstock, Inc.	124	11,542
TechTarget, Inc.*	140	11,379
iHeartMedia, Inc. — Class A*	592	11,207
InterDigital, Inc.	164	10,463
Open Lending Corp. — Class A*	551	10,419
Revolve Group, Inc.*	190	10,201
Telephone & Data Systems, Inc.	535	10,101
Overstock.com, Inc.*	227	9,989
Gray Television, Inc.	451	9,954
Magnite, Inc.*	686	9,062
Plantronics, Inc.*	224	8,826
Infinera Corp.*	965	8,367
Extreme Networks, Inc.*	671	8,193
ePlus, Inc.*	140	7,848
Liberty Latin America Ltd. — Class C*	816	7,825

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Sinclair Broadcast Group, Inc. — Class A	242	$6,781
Clear Channel Outdoor Holdings, Inc.*	1,918	6,636
EW Scripps Co. — Class A*	303	6,299
AMC Networks, Inc. — Class A*	154	6,257
Shenandoah Telecommunications Co.	256	6,036
Eventbrite, Inc. — Class A*	403	5,952
Gogo, Inc.*	312	5,947
Scholastic Corp.	145	5,841
Cars.com, Inc.*	361	5,209
EchoStar Corp. — Class A*	199	4,844
WideOpenWest, Inc.*	276	4,813
ADTRAN, Inc.	256	4,723
Globalstar, Inc.*	3,205	4,711
fuboTV, Inc.*	714	4,691
Harmonic, Inc.*	478	4,441
A10 Networks, Inc.	317	4,422
Stitch Fix, Inc. — Class A*	430	4,330
NeoPhotonics Corp.*	273	4,152
Clearfield, Inc.*	60	3,913
NETGEAR, Inc.*	154	3,801
Tucows, Inc. — Class A*	52	3,552
Anterix, Inc.*	61	3,532
Limelight Networks, Inc.*	659	3,440
Gannett Company, Inc.*	744	3,355
RealReal, Inc.*	423	3,071
QuinStreet, Inc.*	264	3,062
Quotient Technology, Inc.*	476	3,037
Boston Omaha Corp. — Class A*	107	2,715
HealthStream, Inc.*	134	2,669
IDT Corp. — Class B*	76	2,591
ChannelAdvisor Corp.*	156	2,585
Advantage Solutions, Inc.*	404	2,578
United States Cellular Corp.*	81	2,449
Groupon, Inc.*,1	124	2,385
Stagwell, Inc.*	325	2,353
ATN International, Inc.	59	2,353
Consolidated Communications Holdings, Inc.*	385	2,271
Liquidity Services, Inc.*	129	2,209
Couchbase, Inc.*,1	123	2,143
Liberty Latin America Ltd. — Class A*	215	2,086
Entravision Communications Corp. — Class A	317	2,032
MediaAlpha, Inc. — Class A*	112	1,854
Audacy, Inc.*	624	1,803
1-800-Flowers.com, Inc. — Class A*	141	1,799
Credo Technology Group Holding Ltd.*	116	1,767
Aviat Networks, Inc.*	57	1,754
Ooma, Inc.*	117	1,754
CarParts.com, Inc.*	258	1,729
EverQuote, Inc. — Class A*	104	1,683
CalAmp Corp.*	188	1,374
Cambium Networks Corp.*	56	1,324
Lands’ End, Inc.*	75	1,269
DZS, Inc.*	90	1,248
Thryv Holdings, Inc.*	41	1,153
Ribbon Communications, Inc.*	371	1,146
comScore, Inc.*	368	1,071
Preformed Line Products Co.	15	951
1stdibs.com, Inc.*	106	847
National CineMedia, Inc.	317	805
Casa Systems, Inc.*	167	755
KVH Industries, Inc.*	80	728
Telesat Corp.*	37	611
Solo Brands, Inc. — Class A*,1	67	572
VirnetX Holding Corp.*,1	335	546
Fluent, Inc.*	230	478
Value Line, Inc.	6	402
CuriosityStream, Inc.*	137	397
Hemisphere Media Group, Inc.*	85	389
LiveOne, Inc.*	319	260
HyreCar, Inc.*	94	224
aka Brands Holding Corp.*	50	221
Lulu’s Fashion Lounge Holdings, Inc.*	30	203
Digital Media Solutions, Inc. — Class A*	17	62
Total Communications		602,313

Basic Materials - 1.3%
Rogers Corp.*	98	26,627
Commercial Metals Co.	635	26,429
Balchem Corp.	169	23,102
MP Materials Corp.*	400	22,936
Livent Corp.*	856	22,316
Cabot Corp.	296	20,249
Sensient Technologies Corp.	223	18,721
Hecla Mining Co.	2,807	18,442
HB Fuller Co.	277	18,301
Allegheny Technologies, Inc.*	672	18,036
Arconic Corp.*	564	14,450
Ingevity Corp.*	210	13,455
Quaker Chemical Corp.	71	12,270
Tronox Holdings plc — Class A	605	11,973
Innospec, Inc.	129	11,939
Constellium SE*	656	11,808
Minerals Technologies, Inc.	177	11,709
Compass Minerals International, Inc.	181	11,365
Stepan Co.	114	11,264
GCP Applied Technologies, Inc.*	351	11,028
Carpenter Technology Corp.	251	10,537
Trinseo plc	206	9,872
Novagold Resources, Inc.*	1,253	9,686
Ferro Corp.*	433	9,413
Kaiser Aluminum Corp.	84	7,910
Energy Fuels, Inc.*	816	7,466
AdvanSix, Inc.	144	7,357
Schnitzer Steel Industries, Inc. — Class A	138	7,168
Century Aluminum Co.*	270	7,104
Codexis, Inc.*	317	6,537
Uranium Energy Corp.*	1,387	6,366
Coeur Mining, Inc.*	1,352	6,016
Orion Engineered Carbons S.A.	319	5,094
Hawkins, Inc.	102	4,682
Schweitzer-Mauduit International, Inc.	165	4,537
Intrepid Potash, Inc.*	53	4,353

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Amyris, Inc.*	933	$4,068
Neenah, Inc.	90	3,569
Ecovyst, Inc.	289	3,341
American Vanguard Corp.	155	3,150
Koppers Holdings, Inc.	111	3,055
Glatfelter Corp.	231	2,860
Danimer Scientific, Inc.*,1	478	2,801
Clearwater Paper Corp.*	87	2,439
Rayonier Advanced Materials, Inc.*	326	2,142
Kronos Worldwide, Inc.	118	1,831
Ur-Energy, Inc.*	973	1,557
Unifi, Inc.*	74	1,339
United States Lime & Minerals, Inc.	11	1,276
Zymergen, Inc.*	423	1,222
Gatos Silver, Inc.*	244	1,054
Oil-Dri Corporation of America	27	774
Perpetua Resources Corp.*	172	705
PolyMet Mining Corp.*	152	637
Marrone Bio Innovations, Inc.*	535	578
Valhi, Inc.	13	381
Total Basic Materials		489,297

Utilities - 1.1%
Southwest Gas Holdings, Inc.	348	27,245
Portland General Electric Co.	474	26,141
Black Hills Corp.	337	25,956
Brookfield Infrastructure Corp. — Class A	333	25,121
ONE Gas, Inc.	278	24,531
New Jersey Resources Corp.	510	23,388
PNM Resources, Inc.	452	21,547
Ormat Technologies, Inc.	239	19,557
Spire, Inc.	267	19,160
South Jersey Industries, Inc.	543	18,761
ALLETE, Inc.	277	18,553
American States Water Co.	195	17,359
NorthWestern Corp.	284	17,179
Avista Corp.	374	16,886
California Water Service Group	277	16,420
Clearway Energy, Inc. — Class C	433	15,809
MGE Energy, Inc.	191	15,240
Otter Tail Corp.	217	13,563
Ameresco, Inc. — Class A*	163	12,959
Chesapeake Utilities Corp.	91	12,536
SJW Group	147	10,228
Middlesex Water Co.	92	9,676
Northwest Natural Holding Co.	162	8,379
Clearway Energy, Inc. — Class A	184	6,131
Unitil Corp.	82	4,090
York Water Co.	70	3,148
Artesian Resources Corp. — Class A	43	2,088
Global Water Resources, Inc.	66	1,098
FTC Solar, Inc.*	214	1,055
Via Renewables, Inc.	64	527
Total Utilities		434,331

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	163	2,539

Total Common Stocks
(Cost $13,011,561)		14,418,408

RIGHTS††† - 0.0%
Technology - 0.0%
Quantum Corp.	311	—

Consumer, Non-cyclical - 0.0%
Elanco Animal Health, Inc.	232	—
Oncternal Therapeutics, Inc.*	2	—
Tobira Therapeutics, Inc.*	80	—
UCB	512	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $34)		—

EXCHANGE-TRADED FUNDS† - 1.3%
iShares Russell 2000 Index ETF	1,164	238,934
Vanguard Russell 2000 ETF[1]	2,883	238,857
Total Exchange-Traded Funds
(Cost $509,845)		477,791

	Face Amount
U.S. TREASURY BILLS†† - 5.1%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	$742,000	741,583
0.12% due 05/05/22[3,4]	682,000	681,905
0.22% due 06/02/22[3]	500,000	499,719
Total U.S. Treasury Bills
(Cost $1,923,623)		1,923,207

REPURCHASE AGREEMENTS††,5 - 10.9%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	2,758,931	2,758,931
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	1,062,617	1,062,617
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	276,281	276,281
Total Repurchase Agreements
(Cost $4,097,829)		4,097,829

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[7]	430,199	$430,199
Total Securities Lending Collateral
(Cost $430,199)		430,199

Total Investments - 56.7%
(Cost $19,973,091)		$21,347,434
Other Assets & Liabilities, net - 43.3%		16,292,577
Total Net Assets - 100.0%		$37,640,011

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	134	Jun 2022	$13,835,500	$142,933

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	0.27% (U.S. Secured Overnight Financing Rate)	At Maturity	04/13/22	7,162	$14,825,866	$273,924
BNP Paribas	Russell 2000 Index	Pay	0.53% (Federal Funds Rate + 0.20%)	At Maturity	04/14/22	1,597	3,305,588	34,509
Goldman Sachs International	Russell 2000 Index	Pay	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	13,687	28,332,981	23,763
							$46,464,435	$332,196

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,418,408	$—	$—		$14,418,408
Rights	—	—	—	*	—
Exchange-Traded Funds	477,791	—	—		477,791
U.S. Treasury Bills	—	1,923,207	—		1,923,207
Repurchase Agreements	—	4,097,829	—		4,097,829
Securities Lending Collateral	430,199	—	—		430,199
Equity Futures Contracts**	142,933	—	—		142,933
Equity Index Swap Agreements**	—	332,196	—		332,196
Total Assets	$15,469,331	$6,353,232	$—		$21,822,563

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $412,245 of securities loaned (cost $15,875,262)	$17,249,605
Repurchase agreements, at value (cost $4,097,829)	4,097,829
Cash	3,981
Unrealized appreciation on OTC swap agreements	332,196
Receivables:
Fund shares sold	21,307,138
Swap settlement	848,580
Dividends	16,129
Securities lending income	934
Interest	31
Total assets	43,856,423

Liabilities:
Segregated cash due to broker	1,850,000
Payable for:
Fund shares redeemed	3,757,273
Return of securities lending collateral	430,199
Variation margin on futures contracts	108,719
Management fees	22,009
Transfer agent and administrative fees	6,578
Distribution and service fees	6,449
Portfolio accounting fees	3,668
Securities purchased	3,144
Trustees’ fees*	388
Miscellaneous	27,985
Total liabilities	6,216,412
Commitments and contingent liabilities (Note 11)	—
Net assets	$37,640,011

Net assets consist of:
Paid in capital	$52,625,375
Total distributable earnings (loss)	(14,985,364)
Net assets	$37,640,011

A-Class:
Net assets	$4,024,629
Capital shares outstanding	21,884
Net asset value per share	$183.91
Maximum offering price per share (Net asset value divided by 95.25%)	$193.08

C-Class:
Net assets	$539,640
Capital shares outstanding	3,351
Net asset value per share	$161.04

H-Class:
Net assets	$33,075,742
Capital shares outstanding	181,146
Net asset value per share	$182.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $104)	$125,219
Interest	59,448
Income from securities lending, net	12,110
Total investment income	196,777

Expenses:
Management fees	431,844
Distribution and service fees:
A-Class	15,884
C-Class	6,308
H-Class	102,499
Transfer agent and administrative fees	132,176
Portfolio accounting fees	71,976
Registration fees	50,054
Professional fees	18,565
Trustees’ fees*	6,918
Custodian fees	6,175
Interest expense	251
Line of credit fees	90
Miscellaneous	26,309
Total expenses	869,049
Net investment loss	(672,272)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,543,804)
Swap agreements	(11,241,785)
Futures contracts	(2,440,733)
Net realized loss	(16,226,322)
Net change in unrealized appreciation (depreciation) on:
Investments	1,357,513
Swap agreements	733,388
Futures contracts	(416,697)
Net change in unrealized appreciation (depreciation)	1,674,204
Net realized and unrealized loss	(14,552,118)
Net decrease in net assets resulting from operations	$(15,224,390)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(672,272)	$(610,806)
Net realized gain (loss) on investments	(16,226,322)	42,260,304
Net change in unrealized appreciation (depreciation) on investments	1,674,204	(229,909)
Net increase (decrease) in net assets resulting from operations	(15,224,390)	41,419,589

Distributions to shareholders:
A-Class	(93,820)	—
C-Class	(13,407)	—
H-Class	(953,447)	—
Total distributions to shareholders	(1,060,674)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	7,895,486	10,025,548
C-Class	1,344,687	2,407,767
H-Class	1,528,042,559	1,579,140,815
Distributions reinvested
A-Class	93,283	—
C-Class	12,711	—
H-Class	759,990	—
Cost of shares redeemed
A-Class	(11,440,679)	(6,797,461)
C-Class	(1,369,557)	(2,335,143)
H-Class	(1,552,502,502)	(1,557,234,494)
Net increase (decrease) from capital share transactions	(27,164,022)	25,207,032
Net increase (decrease) in net assets	(43,449,086)	66,626,621

Net assets:
Beginning of year	81,089,097	14,462,476
End of year	$37,640,011	$81,089,097

Capital share activity:
Shares sold
A-Class	35,669	67,477
C-Class	6,899	21,708
H-Class	6,943,764	12,811,484
Shares issued from reinvestment of distributions
A-Class	441	—
C-Class	69	—
H-Class	3,621	—
Shares redeemed
A-Class	(52,332)	(52,425)
C-Class	(6,966)	(21,197)
H-Class	(7,084,110)	(12,683,053)
Net increase (decrease) in shares	(152,945)	143,994

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$227.30	$67.63	$138.32	$143.22	$123.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.04)	(2.33)	.08	.04	(.80)
Net gain (loss) on investments (realized and unrealized)	(36.22)	162.00	(70.34)	(4.94)[d]	23.97
Total from investment operations	(39.26)	159.67	(70.26)	(4.90)	23.17
Less distributions from:
Net realized gains	(4.13)	—	(.43)	—	(3.75)
Total distributions	(4.13)	—	(.43)	—	(3.75)
Net asset value, end of period	$183.91	$227.30	$67.63	$138.32	$143.22

Total Return[b]	(17.50%)	236.09%	(50.97%)	(3.42%)	18.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,025	$8,661	$1,559	$3,377	$3,856
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(1.57%)	0.06%	0.03%	(0.59%)
Total expenses[c]	1.78%	1.81%	1.87%	1.85%	1.78%
Portfolio turnover rate	574%	—	360%	507%	526%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$201.10	$60.28	$124.27	$129.63	$113.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.95)	(2.85)	(.87)	(1.01)	(1.71)
Net gain (loss) on investments (realized and unrealized)	(31.98)	143.67	(62.69)	(4.35)[d]	21.92
Total from investment operations	(35.93)	140.82	(63.56)	(5.36)	20.21
Less distributions from:
Net realized gains	(4.13)	—	(.43)	—	(3.75)
Total distributions	(4.13)	—	(.43)	—	(3.75)
Net asset value, end of period	$161.04	$201.10	$60.28	$124.27	$129.63

Total Return[b]	(18.13%)	233.61%	(51.33%)	(4.13%)	17.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$540	$673	$171	$467	$683
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(2.31%)	(0.70%)	(0.74%)	(1.37%)
Total expenses[c]	2.53%	2.57%	2.62%	2.59%	2.52%
Portfolio turnover rate	574%	—	360%	507%	526%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$225.73	$67.21	$137.69	$142.85	$123.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.97)	(2.22)	(.06)	(.08)	(.83)
Net gain (loss) on investments (realized and unrealized)	(36.04)	160.74	(69.99)	(5.08)[d]	23.89
Total from investment operations	(39.01)	158.52	(70.05)	(5.16)	23.06
Less distributions from:
Net realized gains	(4.13)	—	(.43)	—	(3.75)
Total distributions	(4.13)	—	(.43)	—	(3.75)
Net asset value, end of period	$182.59	$225.73	$67.21	$137.69	$142.85

Total Return	(17.52%)	235.86%	(51.05%)	(3.61%)	18.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,076	$71,754	$12,732	$25,296	$33,043
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.75%)	(0.04%)	(0.05%)	(0.66%)
Total expenses[c]	1.80%	1.85%	1.89%	1.88%	1.81%
Portfolio turnover rate	574%	—	360%	507%	526%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Russell 2000® Index. Inverse Russell 2000® 2x Strategy Fund H-Class returned -4.71%, while the Russell 2000® Index returned -5.79% over the same period.

The sectors contributing the most to the return of the underlying index for the period were Energy, Real Estate, and Utilities. The sectors detracting the most were Health Care, Consumer Discretionary, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Ovintiv, Inc., and Antero Resources Corp. The holdings detracting the most were Invitae Corp., BridgeBio Pharma, Inc., and Redfin Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future result

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(4.18%)	(30.48%)	(29.68%)
A-Class Shares with sales charge‡	(8.73%)	(31.15%)	(30.02%)
C-Class Shares	(4.91%)	(31.01%)	(30.18%)
C-Class Shares with CDSC§	(5.86%)	(31.01%)	(30.18%)
H-Class Shares	(4.71%)	(30.66%)	(29.75%)
Russell 2000 Index	(5.79%)	9.74%	12.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

92 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 13.6%
Federal Farm Credit Bank
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	$500,000	$499,956
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	360,000	360,184
Total Federal Agency Notes
(Cost $860,000)		860,140

U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bills
0.09% due 06/02/22[1,2]	100,000	99,944
Total U.S. Treasury Bills
(Cost $99,984)		99,944

REPURCHASE AGREEMENTS††,3 - 84.6%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[1]	3,603,770	3,603,770
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[1]	1,388,011	1,388,011
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[1]	360,883	360,883
Total Repurchase Agreements
(Cost $5,352,664)		5,352,664

Total Investments - 99.8%
(Cost $6,312,648)		$6,312,748
Other Assets & Liabilities, net - 0.2%		15,152
Total Net Assets - 100.0%		$6,327,900

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	Receive	0.28% (Federal Funds Rate - 0.05%)	At Maturity	04/14/22	5,637	$11,670,030	$167,794
Barclays Bank plc	Russell 2000 Index	Pay	(0.23)% (U.S. Secured Overnight Financing Rate - 0.50%)	At Maturity	04/13/22	389	804,477	(8,026)
BNP Paribas	Russell 2000 Index	Receive	0.13% (Federal Funds Rate - 0.20%)	At Maturity	04/14/22	97	201,651	(9,124)
							$12,676,158	$150,644

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$860,140	$—	$860,140
U.S. Treasury Bills	—	99,944	—	99,944
Repurchase Agreements	—	5,352,664	—	5,352,664
Equity Index Swap Agreements**	—	167,794	—	167,794
Total Assets	$—	$6,480,542	$—	$6,480,542

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$17,150	$—	$17,150

**	This derivative is reported as unrealized appreciation/depreciation at period end.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $959,984)	$960,084
Repurchase agreements, at value (cost $5,352,664)	5,352,664
Segregated cash with broker	18,000
Unrealized appreciation on OTC swap agreements	167,794
Receivables:
Fund shares sold	1,022,802
Swap settlement	74,364
Variation margin on futures contracts	3,391
Interest	350
Total assets	7,599,449

Liabilities:
Segregated cash due to broker	230,000
Unrealized depreciation on OTC swap agreements	17,150
Payable for:
Fund shares redeemed	1,008,949
Management fees	5,971
Transfer agent and administrative fees	1,785
Distribution and service fees	1,705
Portfolio accounting fees	995
Trustees’ fees*	72
Miscellaneous	4,922
Total liabilities	1,271,549
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,327,900

Net assets consist of:
Paid in capital	$83,036,020
Total distributable earnings (loss)	(76,708,120)
Net assets	$6,327,900

A-Class:
Net assets	$1,661,585
Capital shares outstanding	164,734
Net asset value per share	$10.09
Maximum offering price per share (Net asset value divided by 95.25%)	$10.59

C-Class:
Net assets	$67,834
Capital shares outstanding	7,615
Net asset value per share	$8.91

H-Class:
Net assets	$4,598,481
Capital shares outstanding	463,693
Net asset value per share	$9.92

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$13,753
Total investment income	13,753

Expenses:
Management fees	57,226
Distribution and service fees:
A-Class	4,329
C-Class	874
H-Class	11,352
Transfer agent and administrative fees	17,486
Portfolio accounting fees	9,539
Registration fees	6,164
Professional fees	2,260
Trustees’ fees*	868
Custodian fees	792
Interest expense	98
Miscellaneous	4,264
Total expenses	115,252
Net investment loss	(101,499)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(109)
Swap agreements	695,950
Futures contracts	(45,977)
Net realized gain	649,864
Net change in unrealized appreciation (depreciation) on:
Investments	(8,650)
Swap agreements	(88,626)
Net change in unrealized appreciation (depreciation)	(97,276)
Net realized and unrealized gain	552,588
Net increase in net assets resulting from operations	$451,089

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(101,499)	$(200,665)
Net realized gain (loss) on investments	649,864	(20,157,784)
Net change in unrealized appreciation (depreciation) on investments	(97,276)	(159,644)
Net increase (decrease) in net assets resulting from operations	451,089	(20,518,093)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,408,143	3,746,564
C-Class	1,293,614	1,916,464
H-Class	481,953,587	570,252,468
Cost of shares redeemed
A-Class	(2,904,228)	(3,575,642)
C-Class	(1,311,779)	(1,806,808)
H-Class	(481,857,562)	(565,682,070)
Net increase (decrease) from capital share transactions	(418,225)	4,850,976
Net increase (decrease) in net assets	32,864	(15,667,117)

Net assets:
Beginning of year	6,295,036	21,962,153
End of year	$6,327,900	$6,295,036

Capital share activity:
Shares sold
A-Class	246,146	136,506
C-Class	149,887	96,639
H-Class	49,379,699	27,831,195
Shares redeemed
A-Class	(298,576)	(128,793)
C-Class	(151,426)	(94,498)
H-Class	(49,292,858)	(27,636,909)
Net increase in shares	32,872	204,140

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$10.53	$55.29	$43.81	$47.99	$62.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.39)	.08	.15	(.27)
Net gain (loss) on investments (realized and unrealized)	(.29)[c]	(44.37)	11.57	(4.33)	(14.18)
Total from investment operations	(.44)	(44.76)	11.65	(4.18)	(14.45)
Less distributions from:
Net investment income	—	—	(.17)	—	—
Total distributions	—	—	(.17)	—	—
Net asset value, end of period	$10.09	$10.53	$55.29	$43.81	$47.99

Total Return[b]	(4.18%)	(80.95%)	26.82%	(8.71%)	(23.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,662	$2,286	$11,581	$9,245	$6,076
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(1.61%)	0.19%	0.34%	(0.54%)
Total expenses	1.76%	1.82%	1.86%	1.89%	1.78%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$9.37	$49.61	$39.63	$43.74	$57.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.50)	(.21)	(.18)	(.71)
Net gain (loss) on investments (realized and unrealized)	(.26)[c]	(39.74)	10.36	(3.93)	(12.88)
Total from investment operations	(.46)	(40.24)	10.15	(4.11)	(13.59)
Less distributions from:
Net investment income	—	—	(.17)	—	—
Total distributions	—	—	(.17)	—	—
Net asset value, end of period	$8.91	$9.37	$49.61	$39.63	$43.74

Total Return[b]	(4.91%)	(81.11%)	25.86%	(9.40%)	(23.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68	$86	$348	$405	$348
Ratios to average net assets:
Net investment income (loss)	(2.26%)	(2.36%)	(0.55%)	(0.45%)	(1.44%)
Total expenses	2.51%	2.57%	2.62%	2.63%	2.55%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$10.41	$54.95	$43.62	$47.80	$62.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.33)	(.02)	.09	(.36)
Net gain (loss) on investments (realized and unrealized)	(.36)[c]	(44.21)	11.52	(4.27)	(14.02)
Total from investment operations	(.49)	(44.54)	11.50	(4.18)	(14.38)
Less distributions from:
Net investment income	—	—	(.17)	—	—
Total distributions	—	—	(.17)	—	—
Net asset value, end of period	$9.92	$10.41	$54.95	$43.62	$47.80

Total Return	(4.71%)	(81.06%)	26.59%	(8.74%)	(23.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,598	$3,923	$10,033	$6,273	$6,582
Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.70%)	(0.05%)	0.22%	(0.68%)
Total expenses	1.82%	1.89%	1.91%	1.89%	1.80%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. At March 31, 2022, the Trust consisted of eight funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® 2x Strategy Fund	Non-diversified
Inverse S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® 2x Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Inverse Russell 2000® 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation.These financial statements are based on the March 31, 2022, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

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If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign

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taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.33% at March 31, 2022.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

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Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$30,659,514	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	36,270	2,402,529
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	235,810,444	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,224,139
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,872,873	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	42,311	512,017
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,320,922	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	8,435	558,470

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$240,832,290	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	28,943,858
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	736,168,355	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	20,355,394
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	45,441,909	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	9,153,815
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	77,339,993	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	13,019,843

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity future/swap contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2022
S&P 500® 2x Strategy Fund	$4,290,403	$6,443,090	$10,733,493
Inverse S&P 500® 2x Strategy Fund	—	379,991	379,991
NASDAQ-100® 2x Strategy Fund	23,856,446	27,691,709	51,548,155
Inverse NASDAQ-100® 2x Strategy Fund	—	351,143	351,143
Dow 2x Strategy Fund	68,396	598,027	666,423
Inverse Dow 2x Strategy Fund	—	53,796	53,796
Russell 2000® 2x Strategy Fund	142,933	332,196	475,129
Inverse Russell 2000® 2x Strategy Fund	—	167,794	167,794

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2022
Inverse S&P 500® 2x Strategy Fund	$—	$436,734	$436,734
Inverse NASDAQ-100® 2x Strategy Fund	35,604	125,119	160,723
Inverse Dow 2x Strategy Fund	—	15,267	15,267
Inverse Russell 2000® 2x Strategy Fund	—	17,150	17,150

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity future/swap contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$723,917	$21,555,027	$22,278,944
Inverse S&P 500® 2x Strategy Fund	(1,163,340)	(7,807,881)	(8,971,221)
NASDAQ-100® 2x Strategy Fund	24,465,479	26,008,056	50,473,535
Inverse NASDAQ-100® 2x Strategy Fund	1,998,485	27,750,189	29,748,674
Dow 2x Strategy Fund	342,929	3,997,499	4,340,428
Inverse Dow 2x Strategy Fund	(93,784)	(1,106,512)	(1,200,296)
Russell 2000® 2x Strategy Fund	(2,440,733)	(11,241,785)	(13,682,518)
Inverse Russell 2000® 2x Strategy Fund	(45,977)	695,950	649,973

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$4,290,403	$3,230,796	$7,521,199
Inverse S&P 500® 2x Strategy Fund	15,658	16,143	31,801
NASDAQ-100® 2x Strategy Fund	22,489,480	22,419,974	44,909,454
Inverse NASDAQ-100® 2x Strategy Fund	(5,429)	(281,910)	(287,339)
Dow 2x Strategy Fund	(5,666)	(1,099,228)	(1,104,894)
Inverse Dow 2x Strategy Fund	6,249	135,956	142,205
Russell 2000® 2x Strategy Fund	(416,697)	733,388	316,691
Inverse Russell 2000® 2x Strategy Fund	—	(88,626)	(88,626)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$6,443,090	$—	$6,443,090	$—	$(6,443,090)	$—
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	379,991	—	379,991	—	—	379,991
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	27,691,709	—	27,691,709	—	(26,474,251)	1,217,458
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	351,143	—	351,143	—	(351,143)	—
Dow 2x Strategy Fund	Swap equity contracts	598,027	—	598,027	—	(598,027)	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	53,796	—	53,796	—	—	53,796
Russell 2000® 2x Strategy Fund	Swap equity contracts	332,196	—	332,196	—	(332,196)	—
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	167,794	—	167,794	—	(167,794)	—

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					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	$436,734	$—	$436,734	$(436,734)	$—	$—
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	125,119	—	125,119	(125,119)	—	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	15,267	—	15,267	—	(15,267)	—
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	17,150	—	17,150	(17,150)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	$—	$3,980,000
	BNP Paribas	Total return swap agreements	—	330,000
	Goldman Sachs International	Total return swap agreements	—	5,560,000
S&P 500® 2x Strategy Fund Total			—	9,870,000
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	—	25,440,000
	Goldman Sachs International	Futures contracts	611,371	—
	Goldman Sachs International	Total return swap agreements	—	6,240,000
NASDAQ-100® 2x Strategy Fund Total			611,371	31,680,000
Inverse NASDAQ-100® 2x Strategy Fund	BNP Paribas	Total return swap agreements	—	8,360,000
	Goldman Sachs International	Total return swap agreements	—	14,950,000
Inverse NASDAQ-100® 2x Strategy Fund Total			—	23,310,000
Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	—	940,000
	BNP Paribas	Total return swap agreements	—	270,000
	Goldman Sachs International	Futures contracts	118,384	—
Dow 2x Strategy Fund Total			118,384	1,210,000
Inverse Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	17,000	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	—	830,000
	BNP Paribas	Total return swap agreements	—	330,000
	Goldman Sachs International	Total return swap agreements	—	690,000
Russell 2000® 2x Strategy Fund Total			—	1,850,000
Inverse Russell 2000® 2x Strategy Fund	Goldman Sachs International	Futures contracts	18,000	—
	Goldman Sachs International	Total return swap agreements	—	230,000
Inverse Russell 2000® 2x Strategy Fund Total			18,000	230,000

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust and each series of Rydex Series Funds (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2022, GFD retained sales charges of $66,682 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.28%			1.13%
Due 04/01/22	$56,643,646	$56,644,087	Due 10/31/26	$37,357,600	$35,366,166

			U.S. Treasury Bond
			2.88%
			Due 08/15/45	21,397,000	22,410,372
				58,754,600	57,776,538

BofA Securities, Inc.			U.S. Treasury Note
0.25%			2.13%
Due 04/01/22	21,816,603	21,816,755	Due 09/30/24	22,450,400	22,252,971

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.24%			0.13%
Due 04/01/22	5,672,317	5,672,355	Due 01/15/30	5,476,502	5,785,861

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® 2x Strategy Fund	$47,500	$(47,500)	$—	$48,094	$—	$48,094
NASDAQ-100® 2x Strategy Fund	2,574,479	(2,574,479)	—	2,746,594	—	2,746,594
Russell 2000® 2x Strategy Fund	412,245	(412,245)	—	430,199	—	430,199

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over-collateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$6,187,158	$—	$6,187,158
NASDAQ-100® 2x Strategy Fund	56,067,646	—	56,067,646
Dow 2x Strategy Fund	1,811,197	—	1,811,197
Russell 2000® 2x Strategy Fund	1,060,674	—	1,060,674

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$1,172,002	$—	$1,172,002
NASDAQ-100® 2x Strategy Fund	58,583,827	339,275	58,923,102
Inverse NASDAQ-100® 2x Strategy Fund	18,439	—	18,439
Inverse Dow 2x Strategy Fund	2,622	—	2,622

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® 2x Strategy Fund	$—	$—	$21,913,235	$—	$21,913,235
Inverse S&P 500® 2x Strategy Fund	—	—	(57,012)	(240,597,690)	(240,654,702)
NASDAQ-100® 2x Strategy Fund	—	—	264,608,092	—	264,608,092
Inverse NASDAQ-100® 2x Strategy Fund	—	—	226,189	(96,049,070)	(95,822,881)
Dow 2x Strategy Fund	735,301	—	7,726,488	—	8,461,789
Inverse Dow 2x Strategy Fund	—	—	38,292	(47,471,821)	(47,433,529)
Russell 2000® 2x Strategy Fund	—	—	(705,595)	(14,279,769)	(14,985,364)
Inverse Russell 2000® 2x Strategy Fund	—	—	150,744	(76,858,864)	(76,708,120)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® 2x Strategy Fund	$(215,377,841)	$(25,123,332)	$(240,501,173)
Inverse NASDAQ-100® 2x Strategy Fund	(90,041,632)	(5,775,949)	(95,817,581)
Inverse Dow 2x Strategy Fund	(42,905,342)	(4,566,479)	(47,471,821)
Russell 2000® 2x Strategy Fund	(12,589,295)	(1,690,474)	(14,279,769)
Inverse Russell 2000® 2x Strategy Fund	(70,154,981)	(6,674,300)	(76,829,281)

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Inverse NASDAQ-100® 2x Strategy Fund	$29,732,721
Inverse Russell 2000® 2x Strategy Fund	645,840

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, bond premium amortization, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® 2x Strategy Fund	$40,563,899	$(40,563,899)
Inverse S&P 500® 2x Strategy Fund	(275,631)	275,631
NASDAQ-100® 2x Strategy Fund	106,486,274	(106,486,274)
Inverse NASDAQ-100® 2x Strategy Fund	(175,563)	175,563
Dow 2x Strategy Fund	7,051,580	(7,051,580)
Inverse Dow 2x Strategy Fund	(104,424)	104,424
Russell 2000® 2x Strategy Fund	(627,202)	627,202
Inverse Russell 2000® 2x Strategy Fund	(96,859)	96,859

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® 2x Strategy Fund	$235,593,982	$22,262,885	$(349,650)	$21,913,235
Inverse S&P 500® 2x Strategy Fund	20,232,420	381,089	(438,101)	(57,012)
NASDAQ-100® 2x Strategy Fund	573,319,593	265,820,971	(1,212,879)	264,608,092
Inverse NASDAQ-100® 2x Strategy Fund	20,487,980	376,058	(149,869)	226,189
Dow 2x Strategy Fund	32,213,441	7,731,077	(4,589)	7,726,488
Inverse Dow 2x Strategy Fund	5,293,179	53,931	(15,639)	38,292
Russell 2000® 2x Strategy Fund	22,385,225	—	(705,595)	(705,595)
Inverse Russell 2000® 2x Strategy Fund	6,312,648	167,979	(17,235)	150,744

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2022:

Fund	Ordinary	Capital
Inverse S&P 500® 2x Strategy Fund	$(96,517)	$—
Inverse NASDAQ-100® 2x Strategy Fund	(231,489)	—
Inverse Russell 2000® 2x Strategy Fund	(29,583)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$1,181,637,283	$1,117,284,184
NASDAQ-100® 2x Strategy Fund	1,962,271,118	1,871,133,886
Dow 2x Strategy Fund	79,350,692	97,808,943
Russell 2000® 2x Strategy Fund	64,157,439	48,082,113

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Russell 2000® 2x Strategy Fund	$12,750,723	$12,738,418

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® 2x Strategy	$445,261,295	$597,974,721	$6,329,607
NASDAQ-100® 2x Strategy	564,293,606	626,429,588	(3,748,589)
Dow 2x Strategy	26,351,197	35,589,965	729,234
Russell 2000 2x Strategy	14,038,306	37,674,061	(1,143,046)
Inverse Russell 2000 2x Strategy	—	1,504,870	4,870

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.26% for the year ended March 31, 2022. The Funds did not have any borrowings outstanding under this agreement at March 31, 2022.

The average daily balances borrowed for the year ended March 31, 2022, were as follows:

Fund	Average Daily Balance
S&P 500® 2x Strategy Fund	$44,123
NASDAQ-100® 2x Strategy Fund	222,449
Dow 2x Strategy Fund	4,690
Russell 2000® 2x Strategy Fund	7,079

Note 11 – Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which

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NOTES TO FINANCIAL STATEMENTS (continued)

Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Dynamic Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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NOTES TO FINANCIAL STATEMENTS (continued)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Dynamic Funds related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020.

Note 12 – COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its

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NOTES TO FINANCIAL STATEMENTS (concluded)

risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 13 – Subsequent Events

On May 25, 2022, the Board approved a waiver and/or expense reimbursement arrangement for the NASDAQ-100 2x Strategy Fund whereby GI has agreed to waive and/or reimburse expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000.

This new waiver and/or expense reimbursement arrangement will be effective on August 1, 2022.

Additionally, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for S&P 500 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Inverse NASDAQ-100 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000 2x Strategy Fund and Inverse Russell 2000 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement will take effect on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund and the Board of Trustees of Rydex Dynamic Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Rydex Dynamic Funds (the “Trust”) (comprising the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund, and Inverse Russell 2000® 2x Strategy Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Rydex Dynamic Funds at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2022, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® 2x Strategy Fund	2.88%	1.82%	0.03%	100.00%
NASDAQ-100® 2x Strategy Fund	5.19%	4.67%	0.06%	100.00%
Dow 2x Strategy Fund	7.74%	3.51%	0.03%	100.00%
Russell 2000® 2x Strategy Fund	0.00%	0.00%	0.00%	100.00%

With respect to the taxable year ended March 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® 2x Strategy Fund	$—	$13,036,764
NASDAQ-100® 2x Strategy Fund	—	82,033,003
Dow 2x Strategy Fund	—	3,216,760

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 127

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2022 and March 31, 2021 were $153,962 and $153,962, respectively.

(b)       Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

(c)       Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2022 and March 31, 2021 were $71,685 and $72,074, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures.

(1)	Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1. Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a. Pre-Approval Requirements

i. Categories of Services to be Reviewed and Considered for Pre-Approval

1. Audit Services

a. Annual financial statement audits

b. Seed audits (related to new product filings, as required)

c. SEC and regulatory filings and consents

2. Audit-Related Services

a. Accounting consultations

b. Fund merger/reorganization support services

c. Other accounting related matters

d. Agreed upon procedures reports

e. Attestation reports

f. Other internal control reports

3. Tax Services

a. Recurring tax services:

i. Preparation of Federal and state income tax returns, including extensions

ii. Preparation of calculations of taxable income, including fiscal year tax designations

iii. Preparation of annual Federal excise tax returns (if applicable)

iv. Preparation of calendar year excise distribution calculations

v. Calculation of tax equalization on an as-needed basis

vi. Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii. Preparation of the estimated excise distribution calculations on an as-needed basis

viii.Preparation of calendar year shareholder reporting designations on Form 1099

ix. Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x. Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi. Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b. Permissible non-recurring tax services upon request:

i. Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii. Assistance with corporate actions and tax treatment of complex securities and structured products

iii. Assistance with IRS ruling requests and calculation of deficiency dividends

iv. Conduct training sessions for the Adviser’s internal tax resources

v. Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi. Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii. RIC qualification reviews

viii.Tax distribution analysis and planning

ix. Tax authority examination services

x. Tax appeals support services

xi. Tax accounting methods studies

xii. Fund merger, reorganization and liquidation support services

xiii.Tax compliance, planning and advice services and related projects

xiv. Assistance with out of state residency status

xv. Provision of tax compliance services in India for Funds with direct investments in India

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)        Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $71,685 and $72,074, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2022

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 9, 2022

*	Print the name and title of each signing officer under his or her signature.